UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019

(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2012

Item 1.   Reports to Stockholders.

UBS Relationship Funds	June 30, 2012

UBS Relationship Funds
Semiannual Report

This page intentionally left blank.

Table of contents

President’s letter	2

The markets in review	3

Portfolio Managers’ commentary and portfolio of investments
UBS Global Securities Relationship Fund	5
UBS Emerging Markets Equity Relationship Fund	18
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	24
UBS International Equity Relationship Fund	31
UBS Small-Cap Equity Relationship Fund	38
UBS U.S. Equity Alpha Relationship Fund	46
UBS U.S. Large Cap Equity Relationship Fund	56
UBS Credit Bond Relationship Fund	64
UBS Global Corporate Bond Relationship Fund	78
UBS High Yield Relationship Fund	91
UBS Opportunistic Emerging Markets Debt Relationship Fund	103
UBS Cash Management Prime Relationship Fund	112
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	116

Explanation of expense disclosure	122

Statement of assets and liabilities	126

Statement of operations	130

Statement of changes in net assets	134

Statement of cash flows	137

Financial highlights	138

Notes to financial statements	145

General information	164

Board approval of investment advisory agreements	165

President’s letter

August 15, 2012

Dear Shareholder,

It has been six months since my last letter to you. In that time, macroeconomic concerns—most notably those relating to Europe’s sovereign debt crisis—continued to cast a pall over the marketplace. As a result, the market has had its fair share of ups and downs as investor sentiment has shifted between risk-on and risk-off. Against this backdrop, active managers, including us, continue to find it difficult to add value. For this reason, as in the prior reporting period, security selection was a primary detractor from our Funds’ performance over the period.

When the markets are volatile, investors are most likely to lose sight of their long-term investment goals. The risky behavior of market timing becomes more prevalent, even though, time after time, this strategy has been proven to do more harm than good to investment portfolios.

Since I’ve been writing to you, I have repeatedly stressed the importance of maintaining a long-term perspective and a diversified portfolio. I’m going to take this opportunity to do so again. When markets are at their worst, practicing these two strategies may be your best defense against market volatility.

At UBS Global Asset Management we remain committed to providing you with integrated and outcome-oriented solutions that we believe can help you stay the course. The underpinning to all of these investment solutions remains the experience that we have accumulated over 30 years of global investing. We’re taking this experience and channeling it into solutions that we believe have the potential to well-position our clients for their investment futures.

The market is challenging investors right now, and their fortitude for staying invested for the long-term is being tested. I firmly believe, however, that by avoiding some of the mistakes that investors tend to make during times of uncertainty, and by maintaining a diversified portfolio that includes fixed income, equities and alternative-type investment solutions, investors may find their fortitude renewed.

Sincerely,

Mark E. Carver
President
UBS Relationship Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

The markets in review

Global economic growth moderated
While the overall US economy continued to grow, the pace of the expansion decelerated during the reporting period. Looking back, the Commerce Department reported 2.5% gross domestic product (“GDP”) growth in the US for the second quarter of 2011, followed by figures of 1.3% and 4.1% over the third and fourth quarters, respectively. GDP growth in the US then slowed to 2.0% and 1.5%1 in the first and second quarters of 2012.

On several occasions, the Federal Reserve Board (the “Fed”), acknowledging economic growth had been considerably slower than it expected, declared it would keep the extremely low federal funds rate of between 0.00% and 0.25% on hold until at least through mid-2013. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed announced its plan to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities by June 2012 (dubbed “Operation Twist”). At its meeting in June, the Fed extended Operation Twist until the end of 2012. The Fed also left the door open to a third round of quantitative easing, saying it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Economic growth in developed countries outside the US generally weakened and, in some cases, moved into negative territory, during the reporting period. The fallout from the ongoing sovereign debt crisis negatively impacted growth in Europe. Several countries, including the UK, fell back into a recession as they experienced two consecutive quarters of negative GDP growth. While growth rates in a number of developing countries continued to surpass growth rates in developed countries, in many cases they expanded at a less robust pace during the reporting period.

US equities outperformed their international counterparts
The global equity markets experienced periods of heightened volatility during the reporting period. During the first half of the period, signs that the US economy was gaining some momentum and generally solid corporate profits propelled US equities sharply higher. However, after being largely flat in April, the US market fell sharply in May. This reversal in investor sentiment was triggered by both an escalation of the European sovereign debt crisis and indications that the US economy was experiencing a soft patch. Stocks rallied in June, due to some signs of progress in the European crisis and expectations for additional policy accommodation by the Fed. All told, the US stock market, as measured by the S&P 500 Index,2 returned 9.49%, during the six months ended June 30, 2012.

Both international developed and emerging markets equities also rallied during the first half of the reporting period. Supporting the markets were an investor risk appetite that was generally robust and fewer concerns regarding the European sovereign debt crisis. However, a large portion of those gains were erased during the second half of the period. Fears of contagion from the European sovereign debt crisis increased, global growth fell and there were concerns about whether the Chinese government could orchestrate a soft landing for its economy. International developed equities, as measured by the MSCI EAFE Index (net),3 returned 2.96% during the six months ended June 30, 2012. In contrast, emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 returned 3.93%.

[1]	Based on the Commerce Department’s most recent estimate announced on July 27, 2012, after the Funds’ fiscal period had ended.
[2]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Riskier fixed income securities produced strong results
The US taxable spread sectors (non-US Treasury fixed income securities) also experienced periods of volatility during the reporting period, but ultimately produced positive returns and outperformed equal duration Treasuries. During the first half of the period, investor risk appetite was generally robust largely due to positive US economic news. In addition, concerns related to the European sovereign debt crisis appeared to move to the back burner. Against this backdrop, high yield bonds and emerging markets debt generated solid results. Risk aversion ruled the fixed income markets in late April and May. However, as was the case in the equity market, the spread sectors rallied sharply in June as risk appetite returned. All told, during the six months ended June 30, 2012, the overall US bond market, as measured by the Barclays US Aggregate Index,5 returned 2.37%.

Looking more closely at lower rated fixed income securities, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 returned 6.98% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 rose 7.45%. Despite the sharp selloff in late April and May, this was offset by generally solid demand from investors seeking to generate yield in the low interest rate environment.

[5]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Securities Relationship Fund

Portfolio performance
For the six months ended June 30, 2012, UBS Global Securities Relationship Fund (the “Fund”) returned 5.18%, while the Fund’s benchmarks, the Citigroup World Government Bond Index and the MSCI World Free Index (net), returned 0.41% and 5.91%, respectively. In addition, our proprietary Global Securities Relationship Fund Index (the “Index”) returned 4.43%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return and outperformed the Index, primarily due to security selection.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our currency strategy, derivatives had a direct positive impact on Fund performance. At the market level, derivatives were just one tool among others that we used to implement our market allocation strategy. That said, overall, our market allocation strategy detracted from Fund performance during the period.

Portfolio performance summary1
What worked

•	Currency strategies, overall, were positive for performance.

–
Having a long position in a number of European currencies (the Great Britain pound, the Swedish krona and the Norwegian krone) versus the euro was beneficial, as the euro weakened given the ongoing sovereign debt crisis.

	–	The Fund was rewarded for having a long position in the Mexican peso versus the US dollar, given the outperformance of the peso.

	–	A long US dollar position versus a short in the euro enhanced the Fund’s results due to the weakness of the euro.

	–	A long position in emerging markets currencies, mostly in Asia, aided the Fund’s performance.

•	Positioning and security selection in certain fixed income sectors aided the Fund’s results.

–
Overweights to investment grade corporate bonds and high yield bonds were beneficial, as they generated strong results given overall solid investor demand from investors looking to generate incremental yield in the low interest rate environment.

	–	Security selection of investment grade corporate bonds and high yield bonds also contributed to results.

•	Exposures to several portions of the global equity market contributed to performance.

–
We initiated a long position in German equities versus Spanish equities in March 2012. This strategy was rewarded, as Germany’s economy held up relatively well, whereas expectations grew that Spain would fall back into a recession.

	–	Security selection of US equities and international developed equities was additive to performance.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Securities Relationship Fund

What didn’t work

•	Overall, the Fund’s positioning among risk assets detracted from results.

–
We tactically adjusted the Fund’s allocation to equities during the reporting period. When the period began, 57% of the portfolio was allocated to equities, versus 65% for the benchmark. During the first quarter of 2012, there were signs that the US economy was gathering some momentum, and we increased the Fund’s equity exposure to a neutral position. However, having an underweight to equities during part of the first quarter detracted from performance, given the rally in global equities during that time.

–
We then pared the Fund’s equity exposure as data pointed to decelerating economic growth. This was rewarded as equities sold off during the second quarter. The Fund ended the reporting period with a 63% allocation to equities and a 37% allocation to fixed income and cash.

–
In early 2012, we shifted our bias to European equities over US equities. We made this move based on what we felt were more attractive valuations in Europe, whereas we felt US equities were fairly valued and had more downside risk. This positioning was not rewarded, as European equities underperformed given slowing growth and negative investor sentiment due to the sovereign debt crisis.

	–	An underweight to emerging markets equities and security selection within this asset class were drags on performance.

•
Duration positioning detracted from results. During the reporting period, the Fund’s duration in the US was largely neutral or somewhat shorter than that of the Index, as we felt that US yields would move higher. Overall, duration positioning detracted from results, as US Treasury yields moved sharply lower as economic growth decelerated and investors looked for safe havens amid the challenging macro environment.

•	Several currency positions had a negative impact.

–
The Fund’s short positions in the Australian and New Zealand dollars versus the US dollar were drags on performance. We felt the Australian and New Zealand dollars would weaken given softening commodity prices. While we continue to hold this view, the Australian and New Zealand dollars held up well versus the US dollar during the reporting period.

	–	A short position in the Hungarian forint hurt performance when the currency appreciated during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Securities Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	5 years	10 years

UBS Global Securities Relationship Fund	5.18%	(4.60)%	(0.41)%	6.15%

Citigroup World Government Bond Index[1]	0.41	2.68	7.31	6.80

MSCI World Free Index (net)[2]	5.91	(4.98)	(2.96)	5.18

Global Securities Relationship Fund Index[3]	4.43	(2.07)	1.24	6.46

1	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.
2	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
3	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index (net); 15% Citigroup World Government Bond ex US Index; 15% Citigroup US Government Bond Index; 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index (net) replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)[1]
As of June 30, 2012

Percentage of
net assets

Apple, Inc.	1.5%
Amazon.com, Inc.	0.7
BP PLC	0.6
Visa, Inc., Class A	0.6
Nestle SA	0.6
Novartis AG	0.6
HSBC Holdings PLC	0.6
Imperial Tobacco Group PLC	0.5
Allergan, Inc.	0.5
Vodafone Group PLC	0.5

Total	6.7%

Country exposure by issuer, top five
(unaudited)[2]
As of June 30, 2012

Percentage of
net assets

United States	25.6%
Germany	6.1
United Kingdom	5.3
Japan	3.4
China	1.5

Total	41.9%

Top ten long-term fixed income holdings
(unaudited)[1]
As of June 30, 2012

Percentage of
net assets

Bundesrepublik Deutschland,
3.250%, due 07/04/21	1.3%
US Treasury Notes,
0.250%, due 05/31/14	1.1
Bundesrepublik Deutschland,
1.500%, due 04/15/16	0.9
UK Gilts,
3.750%, due 09/07/21	0.9
Bundesrepublik Deutschland,
4.000%, due 01/04/37	0.9
Bundesrepublik Deutschland,
4.000%, due 07/04/16	0.9
US Treasury Notes,
2.500%, due 04/30/15	0.9
Buoni Poliennali Del Tesoro,
4.250%, due 02/01/19	0.7
US Treasury Bonds,
8.000%, due 11/15/21	0.6
US Treasury Notes,
3.125%, due 04/30/17	0.5

Total	8.7%

1	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures could be different if a breakdown of the underlying investment companies was included.
2	Figures represent the direct investments of UBS Global Securities Relationship Fund. If a breakdown of the underlying affiliated investment companies was included, the country exposure percentages would be as follows: United States 40.0%, United Kingdom 6.9%, Germany 6.4%, Japan 3.8%, China 2.5%.

UBS Global Securities Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	0.69%
Airlines	0.20
Auto components	0.47
Automobiles	0.59
Beverages	0.89
Biotechnology	0.97
Building products	0.18
Capital markets	0.58
Chemicals	1.26
Commercial banks	2.22
Communications equipment	0.64
Computers & peripherals	1.97
Construction & engineering	0.22
Construction materials	0.22
Containers & packaging	0.04
Distributors	0.00	[2]
Diversified financial services	0.63
Diversified telecommunication services	0.44
Electric utilities	0.80
Electrical equipment	0.40
Electronic equipment, instruments & components	0.13
Energy equipment & services	1.05
Food & staples retailing	0.83
Food products	0.88
Gas utilities	0.28
Health care equipment & supplies	0.15
Health care providers & services	0.98
Hotels, restaurants & leisure	0.87
Household durables	0.03
Household products	0.19
Independent power producers & energy traders	0.02
Industrial conglomerates	0.60
Insurance	1.52
Internet & catalog retail	1.01
Internet software & services	1.25
IT services	1.32
Leisure equipment & products	0.23
Life sciences tools & services	0.37
Machinery	0.99
Media	1.03
Metals & mining	1.06
Multiline retail	0.61
Multi-utilities	0.09
Oil, gas & consumable fuels	2.84
Paper & forest products	0.04
Personal products	0.67
Pharmaceuticals	1.63%
Professional services	0.24
Real estate investment trust (REIT)	0.31
Real estate management & development	0.31
Road & rail	0.54
Semiconductors & semiconductor equipment	0.89
Software	1.20
Specialty retail	0.13
Textiles, apparel & luxury goods	0.89
Tobacco	0.76
Trading companies & distributors	0.56
Transportation infrastructure	0.03
Wireless telecommunication services	1.21

Total common stocks	41.15%

Preferred stock	0.19%

Bonds
Corporate bond
Diversified financial services	0.28

Mortgage & agency debt securities	0.04
US government obligations	4.79
Non-US government obligations	8.30

Total bonds	13.41%

Investment companies
iShares MSCI EAFE Index Fund	0.20
UBS Credit Bond Relationship Fund	8.14
UBS Emerging Markets Equity Relationship Fund	5.53
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	2.35
UBS Global Corporate Bond Relationship Fund	5.95
UBS High Yield Relationship Fund	5.14
UBS Small-Cap Equity Relationship Fund	1.76
Vanguard MSCI EAFE ETF	2.95

Total investment companies	32.02%

Warrants	0.08
Short-term investment	26.00
Investment of cash collateral from securities loaned	0.37

Total investments	113.22%

Liabilities, in excess of cash and other assets	(13.22)

Net assets	100.00%

1	Figures represent the industry breakdown of direct investments of UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification and derivatives exposure was included.
2	Amount represents less than 0.005%.

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks: 41.15%
Argentina: 0.12%
MercadoLibre, Inc.	6,100	$462,380

Australia: 0.78%
National Australia Bank Ltd.	48,572	1,179,591
Orica Ltd.	42,348	1,077,885
Westfield Group	89,662	873,549

Total Australia common stocks		3,131,025

Belgium: 0.41%
Anheuser-Busch InBev NV	20,951	1,628,789

Brazil: 0.23%
AES Tiete SA, Preference shares	6,600	93,948
Banco Bradesco SA ADR	5,076	75,480
CCR SA NPV	13,500	109,761
CETIP SA - Mercados Organizados	6,100	76,231
Cia de Bebidas das Americas ADR	1,150	44,080
Cosan Ltd., Class A	5,600	71,064
Gerdau SA ADR	4,900	42,924
Itau Unibanco Holding SA ADR	13,100	182,352
Odontoprev SA	11,200	56,878
OGX Petroleo e Gas Participacoes SA*	22,300	61,065
Vale SA ADR	4,800	95,280

Total Brazil common stocks		909,063

Canada: 1.51%
Canadian Oil Sands Ltd.	40,000	774,777
Lululemon Athletica, Inc.*	10,700	638,041
Petrobank Energy & Resources Ltd.*	54,800	581,856
Petrominerales Ltd.[1]	38,928	439,713
Royal Bank of Canada	30,300	1,552,350
Suncor Energy, Inc.	44,000	1,272,331
Teck Resources Ltd., Class B	24,600	761,849

Total Canada common stocks		6,020,917

China: 1.52%
Agile Property Holdings Ltd.	70,000	90,932
AIA Group Ltd.	321,486	1,108,466
Baidu, Inc. ADR*	11,900	1,368,262
Brilliance China Automotive Holdings Ltd.*	70,000	61,628
China Liansu Group Holdings Ltd.	121,300	52,908
China Mobile Ltd.	21,000	230,801
China Shenhua Energy Co., Ltd., H Shares	22,500	79,495
CITIC Securities Co., Ltd., H Shares*	22,500	47,661
CNOOC Ltd.	84,000	169,452
Dongfeng Motor Group Co., Ltd., H Shares	58,000	90,417
Haier Electronics Group Co., Ltd.*	71,000	85,775
Industrial & Commercial Bank of
China, H Shares	124,000	69,338
	Shares	Value

Jardine Matheson Holdings Ltd.	22,400	$1,090,829
New World Development Co., Ltd.	814,500	961,590
PetroChina Co., Ltd., H Shares	116,000	150,953
Ping An Insurance Group Co. of
China Ltd., H Shares	6,000	48,418
SINA Corp.*	3,500	181,335
Skyworth Digital Holdings Ltd.	80,000	35,858
Tencent Holdings Ltd.	3,500	103,357
Xingda International Holdings Ltd.	104,000	34,279

Total China common stocks		6,061,754

Denmark: 0.21%
FLSmidth & Co. A/S	15,572	853,896

Finland: 0.33%
Sampo Oyj, Class A	50,632	1,316,161

France: 0.53%
Carrefour SA1	68,800	1,271,279
Schneider Electric SA	15,210	847,482

Total France common stocks		2,118,761

Germany: 2.03%
Beiersdorf AG	18,164	1,178,535
Deutsche Bank AG	34,032	1,236,836
E.ON AG	51,999	1,120,082
Fresenius Medical Care AG & Co. KGaA	17,488	1,237,830
HeidelbergCement AG	18,105	869,155
Infineon Technologies AG	116,193	787,841
MAN SE	5,967	609,838
SAP AG	18,112	1,069,578

Total Germany common stocks		8,109,695

India: 0.06%
Tata Motors Ltd. ADR	11,100	243,756

Indonesia: 0.07%
Alam Sutera Realty Tbk PT	1,571,000	82,685
Astra International Tbk PT	52,500	38,389
Bank Rakyat Indonesia Persero Tbk PT	129,500	88,627
Harum Energy Tbk PT	101,500	62,508

Total Indonesia common stocks		272,209

Ireland: 0.17%
Ryanair Holdings PLC ADR*	22,300	677,920

Israel: 0.35%
Teva Pharmaceutical Industries Ltd. ADR	35,100	1,384,344

Italy: 0.30%
Fiat Industrial SpA	123,500	1,217,020

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks—(Continued)
Japan: 3.37%
Asahi Glass Co., Ltd.	99,000	$666,359
Bridgestone Corp.	43,800	1,004,674
ITOCHU Corp.	138,300	1,451,273
KDDI Corp.	120	774,041
Mitsubishi Corp.	39,300	793,608
Mitsubishi UFJ Financial Group, Inc.	272,500	1,304,128
ORIX Corp.	7,890	734,388
Sankyo Co., Ltd.	18,900	922,136
Shin-Etsu Chemical Co., Ltd.	21,700	1,193,859
THK Co., Ltd.	38,300	725,490
Tokio Marine Holdings, Inc.	48,100	1,209,421
Tokyo Gas Co., Ltd.	222,000	1,133,768
Toyota Motor Corp.	38,700	1,559,826

Total Japan common stocks		13,472,971

Luxembourg: 0.13%
ArcelorMittal	34,086	526,563

Macau: 0.08%
Melco Crown Entertainment Ltd. ADR*	24,600	283,392
Wynn Macau Ltd.	16,000	37,623

Total Macau common stocks		321,015

Malaysia: 0.04%
Axiata Group Bhd	90,200	155,778

Mexico: 0.05%
Fomento Economico Mexicano SAB de CV ADR	1,000	89,250
Grupo Televisa SAB ADR	3,100	66,588
Wal-Mart de Mexico SAB de CV	16,000	42,880

Total Mexico common stocks		198,718

Netherlands: 0.71%
Heineken NV	25,599	1,337,158
Koninklijke DSM NV	16,231	800,795
Wolters Kluwer NV	44,407	706,940

Total Netherlands common stocks		2,844,893

Norway: 0.63%
Statoil ASA	32,279	771,856
Telenor ASA	105,596	1,761,082

Total Norway common stocks		2,532,938

Philippines: 0.12%
Alliance Global Group, Inc.	356,400	98,627
Megaworld Corp.	1,867,000	97,621
Metropolitan Bank & Trust	91,730	201,785
Philippine Long Distance Telephone Co.	1,560	98,222

Total Philippines common stocks		496,255
	Shares	Value

Russia: 0.10%
Gazprom OAO ADR	16,161	$152,982
Globaltrans Investment PLC GDR[2]	2,967	53,396
Lukoil OAO ADR	1,566	87,821
Yandex NV, Class A*	4,800	91,440

Total Russia common stocks		385,639

South Africa: 0.10%
Imperial Holdings Ltd.	608	12,830
Life Healthcare Group Holdings Ltd.	30,768	117,267
Mr. Price Group Ltd.	4,343	59,499
Sasol Ltd.	1,817	76,438
Shoprite Holdings Ltd.	6,436	118,918

Total South Africa common stocks		384,952

South Korea: 0.51%
Cheil Industries, Inc.	1,762	155,088
Daelim Industrial Co., Ltd.	704	56,323
SK Hynix, Inc.*	11,380	240,545
Hyundai Mobis	204	49,383
Hyundai Motor Co.	1,837	376,856
KIWOOM Securities Co., Ltd.	1,857	99,530
LG Chem Ltd.	311	80,435
NHN Corp.	1,363	298,907
Samsung Electro-Mechanics Co., Ltd.	2,381	223,157
Samsung Electronics Co., Ltd.	370	392,282
SK Innovation Co., Ltd.	462	56,548

Total South Korea common stocks		2,029,054

Spain: 0.13%
Acciona SA	8,545	510,257

Sweden: 0.05%
Lundin Petroleum AB*	9,600	180,096

Switzerland: 1.42%
Nestle SA	39,945	2,382,776
Novartis AG	41,739	2,328,199
SGS SA	522	978,119

Total Switzerland common stocks		5,689,094

Taiwan: 0.18%
Catcher Technology Co., Ltd.	11,000	74,453
Epistar Corp.	42,000	93,801
HON HAI Precision Industry Co., Ltd.	37,000	111,568
Largan Precision Co., Ltd.	7,000	146,978
Taiwan Semiconductor Manufacturing
Co., Ltd. ADR*	13,600	189,856
Uni-President Enterprises Corp.	66,196	106,345

Total Taiwan common stocks		723,001

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks—(Continued)
Thailand: 0.09%
Bangkok Bank PCL	15,300	$100,089
LPN Development PCL	107,200	58,055
PTT PCL	4,400	44,748
Sri Trang Agro-Industry PCL	101,900	45,239
Tisco Financial Group PCL	84,500	103,763

Total Thailand common stocks		351,894

Turkey: 0.03%
Turk Hava Yollari*	68,215	120,314

United Kingdom: 4.00%
Admiral Group PLC	45,406	849,269
Barclays PLC	272,290	697,006
BP PLC	361,713	2,423,535
Ensco PLC, Class A	4,900	230,153
HSBC Holdings PLC	249,463	2,199,625
Imperial Tobacco Group PLC	53,945	2,075,644
Prudential PLC	85,475	990,345
Rio Tinto PLC	32,997	1,575,913
Sage Group PLC	246,565	1,071,352
SSE PLC	44,555	971,376
Vodafone Group PLC	674,931	1,896,309
Xstrata PLC	77,760	981,488

Total United Kingdom common stocks		15,962,015

United States: 20.79%
Acorda Therapeutics, Inc.*	11,100	261,516
Adobe Systems, Inc.*	23,500	760,695
Aegerion Pharmaceuticals, Inc.*	5,600	83,104
Agilent Technologies, Inc.	29,800	1,169,352
Alexion Pharmaceuticals, Inc.*	2,000	198,600
Allergan, Inc.	21,900	2,027,283
Alnylam Pharmaceuticals, Inc.*	8,500	99,195
Amazon.com, Inc.*	11,500	2,626,025
American Capital Agency Corp.	10,500	352,905
Apple, Inc.*	10,200	5,956,800
Atmel Corp.*	34,700	232,490
Baker Hughes, Inc.	17,800	731,580
Baxter International, Inc.	5,500	292,325
Biogen Idec, Inc.*	8,900	1,284,982
Bio-Rad Laboratories, Inc., Class A*	1,959	195,919
Boeing Co.	9,600	713,280
Broadcom Corp., Class A*	23,900	807,820
Bruker Corp.*	7,600	101,156
Bunge Ltd.	5,000	313,700
Cabot Oil & Gas Corp.	17,400	685,560
Celanese Corp., Series A	6,900	238,878
Centene Corp.*	7,400	223,184
Chipotle Mexican Grill, Inc.*	1,600	607,920
Citigroup, Inc.	27,290	748,019
CME Group, Inc.	1,400	375,354
	Shares	Value

Coach, Inc.	8,800	$514,624
Colgate-Palmolive Co.	7,200	749,520
Comcast Corp., Class A	40,500	1,294,785
Concho Resources, Inc.*	13,200	1,123,584
Crown Castle International Corp.*	13,000	762,580
Cubist Pharmaceuticals, Inc.*	6,900	261,579
Cummins, Inc.	8,400	814,044
CVS Caremark Corp.	39,800	1,859,854
Danaher Corp.	23,100	1,203,048
DIRECTV, Class A*	14,800	722,536
Discovery Communications, Inc., Class A*	10,000	540,000
Dollar General Corp.*	31,400	1,707,846
Dow Chemical Co.	12,200	384,300
Edison International	6,700	309,540
EOG Resources, Inc.	8,100	729,891
EQT Corp.	8,800	471,944
Estee Lauder Cos., Inc., Class A	27,700	1,499,124
Facebook, Inc., Class A*[1]	36,100	1,123,432
Fidelity National Information Services, Inc.	12,800	436,224
FMC Corp.	6,100	326,228
FMC Technologies, Inc.*	32,500	1,274,975
General Dynamics Corp.	12,400	817,904
Gilead Sciences, Inc.*	29,200	1,497,376
Google, Inc., Class A*	2,300	1,334,161
Halliburton Co.	12,500	354,875
HCA Holdings, Inc.	12,700	386,461
Hertz Global Holdings, Inc.*	40,200	514,560
Hess Corp.	9,400	408,430
Home Depot, Inc.	8,200	434,518
Hospira, Inc.*	8,000	279,840
Illinois Tool Works, Inc.	11,900	629,391
International Paper Co.	5,400	156,114
Intersil Corp., Class A	21,600	230,040
Invesco Ltd.	12,900	291,540
Johnson Controls, Inc.	28,800	798,048
JPMorgan Chase & Co.	18,400	657,432
Juniper Networks, Inc.*	15,200	247,912
Kohl’ s Corp.	8,900	404,861
Kraft Foods, Inc., Class A	16,200	625,644
Las Vegas Sands Corp.	30,200	1,313,398
Lenovo Group Ltd.	120,000	102,385
Ligand Pharmaceuticals, Inc., Class B*	10,853	183,850
Lincoln National Corp.	13,100	286,497
Macy’s, Inc.	9,400	322,890
MasterCard, Inc., Class A	2,500	1,075,275
McDermott International, Inc.*	36,500	406,610
McDonald’s Corp.	10,000	885,300
Medtronic, Inc.	8,600	333,078
Merck & Co., Inc.	11,500	480,125
MetLife, Inc.	8,700	268,395
MetroPCS Communications, Inc.*	82,600	499,730
Micron Technology, Inc.*	28,300	178,573
Monster Beverage Corp.*	6,100	434,320

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks—(Concluded)
United States—(Concluded)
Morgan Stanley	39,200	$571,928
NetApp, Inc.*	47,900	1,524,178
NextEra Energy, Inc.	4,000	275,240
NII Holdings, Inc.*	42,800	437,844
NIKE, Inc., Class B	12,000	1,053,360
Noble Corp.*	14,400	468,432
Norfolk Southern Corp.	5,300	380,381
Peabody Energy Corp.	7,700	188,804
PG&E Corp.	8,000	362,160
Philip Morris International, Inc.	11,100	968,586
Priceline.com, Inc.*	2,100	1,395,492
QUALCOMM, Inc.	32,300	1,798,464
Ralph Lauren Corp.	9,800	1,372,588
Riverbed Technology, Inc.*	31,100	502,265
Rock-Tenn Co., Class A	2,800	152,740
Roper Industries, Inc.	7,800	768,924
Ryder System, Inc.	3,900	140,439
Salesforce.com, Inc.*	7,200	995,472
SanDisk Corp.*	5,600	204,288
Schlumberger Ltd.	11,200	726,992
ServiceSource International, Inc.*	37,800	523,530
Sherwin-Williams Co.	5,800	767,630
Skyworks Solutions, Inc.*	14,400	394,128
Starbucks Corp.	6,600	351,912
Steel Dynamics, Inc.	19,500	229,125
Symantec Corp.*	39,100	571,251
Teradata Corp.*	11,500	828,115
Time Warner, Inc.	11,200	431,200
Ultra Petroleum Corp.*	14,100	325,287
Union Pacific Corp.	9,000	1,073,790
United Technologies Corp.	16,400	1,238,692
UnitedHealth Group, Inc.	32,200	1,883,700
US Bancorp	13,100	421,296
Viacom, Inc., Class B	7,300	343,246
Visa, Inc., Class A	19,300	2,386,059
VMware, Inc., Class A*	3,400	309,536
Wells Fargo & Co.	19,300	645,392

Total United States common stocks		83,049,299

Total common stocks
(cost $162,416,471)		164,342,436

Preferred stock: 0.19%
Germany: 0.19%
Volkswagen AG, Preference shares
(cost $767,797)	4,765	755,479
		Face
		amount	Value

Bonds: 13.41%
Corporate bond: 0.28%
Austria: 0.28%
Oesterreichische Kontrollbank AG,
3.500%, due 04/28/14
(cost $1,136,921)	EUR	845,000	$1,120,636

Mortgage & agency debt securities: 0.04%
United States: 0.04%
Federal Home Loan Mortgage Corp.
Gold Pools,[3]
#G00194, 7.500%, due 02/01/24		$72,778	86,007
Federal National Mortgage Association
Pools,[3]
#253824, 7.000%, due 03/01/31		61,032	72,089

Total mortgage & agency debt securities
(cost $137,197)			158,096

US government obligations: 4.79%
US Treasury Bonds,
3.125%, due 11/15/41		885,000	951,375
3.125%, due 02/15/42		370,000	397,403
5.375%, due 02/15/31		700,000	1,020,032
6.250%, due 08/15/23		475,000	689,937
8.000%, due 11/15/21		1,435,000	2,252,726
US Treasury Notes,
0.250%, due 05/31/14		4,425,000	4,419,469
0.625%, due 05/31/17		1,150,000	1,144,700
0.875%, due 04/30/17		1,735,000	1,748,148
1.750%, due 05/15/22		635,000	640,159
2.000%, due 02/15/22		305,000	315,270
2.500%, due 04/30/15		3,210,000	3,397,836
3.125%, due 04/30/17		1,950,000	2,171,204

Total US government obligations
(cost $18,284,401)			19,148,259

Non-US government obligations: 8.30%
Australia: 0.44%
Government of Australia,
5.750%, due 05/15/21	AUD	1,410,000	1,757,609

Canada: 0.00%[4]
Government of Canada,
5.750%, due 06/01/29	CAD	100	148
8.000%, due 06/01/23		200	316

			464

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

		Face
		amount	Value

Bonds—(Concluded)
Non-US government obligations—(Concluded)
Finland: 0.39%
Government of Finland,
4.375%, due 07/04/19	EUR	1,045,000	$1,561,189

France: 0.70%
Government of France,
3.750%, due 04/25/21		1,260,000	1,745,532
4.500%, due 04/25/41		705,000	1,039,057

			2,784,589

Germany: 3.87%
Bundesrepublik Deutschland,
1.500%, due 04/15/16		2,622,586	3,554,191
3.250%, due 07/04/21		3,475,000	5,071,942
4.000%, due 07/04/16		2,365,000	3,415,326
4.000%, due 01/04/37		2,065,000	3,420,179

			15,461,638

Italy: 0.72%
Buoni Poliennali Del Tesoro,
4.250%, due 02/01/19		2,395,000	2,856,412

Netherlands: 0.53%
Government of the Netherlands,
3.250%, due 07/15/21		1,525,000	2,130,499

Spain: 0.36%
Kingdom of Spain,
4.800%, due 01/31/24		1,325,000	1,422,889

United Kingdom: 1.29%
UK Gilts,
3.750%, due 09/07/21	GBP	1,870,000	3,447,373
4.250%, due 12/07/49		440,000	857,903
4.750%, due 12/07/38		415,000	865,541

			5,170,817

Total Non-US government obligations
(cost $33,150,526)			33,146,106

Total bonds
(cost $52,709,045)			53,573,097

	Shares	Value

Investment companies: 32.02%
iShares MSCI EAFE Index Fund	16,000	$799,360
UBS Credit Bond Relationship Fund*[5]	2,033,130	32,504,054
UBS Emerging Markets Equity
Relationship Fund*[5]	635,244	22,096,588
UBS Global (ex-U.S.) All Cap
Growth Relationship Fund*[5]	795,090	9,405,438
UBS Global Corporate Bond
Relationship Fund*[5]	2,013,130	23,749,897
UBS High Yield Relationship Fund*[5]	706,978	20,512,183
UBS Small-Cap Equity
Relationship Fund*[5]	119,948	7,042,642
Vanguard MSCI EAFE ETF	373,000	11,775,610

Total investment companies
(cost $121,289,159)		127,885,772

	Number of
	warrants

Warrants: 0.08%
India: 0.01%
Housing Development &
Infrastructure Ltd., strike @
USD 0.00001, expires 07/06/17*	27,103	42,207

Russia: 0.07%
Sberbank of Russia, strike @
USD 0.00001, expires 11/05/12*	97,683	264,030

Total warrants
(cost $344,944)		306,237

	Shares

Short-term investment: 26.00%
Investment company: 26.00%
UBS Cash Management Prime
Relationship Fund[5]
(cost $103,856,933)	103,856,933	103,856,933

Investment of cash collateral
from securities loaned: 0.37%
UBS Private Money Market Fund LLC[5]
(cost $1,479,824)	1,479,824	1,479,824

Total investments: 113.22%
(cost $442,864,173)		452,199,778

Liabilities, in excess of cash
and other assets: (13.22)%		(52,808,097)

Net assets: 100.00%		$399,391,681

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$20,095,692
Gross unrealized depreciation	(10,760,087)

Net unrealized appreciation of investments	$9,335,605

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

BB	EUR	19,790,000	USD	24,837,736	09/19/12	$(225,803)

BB	USD	66,312,724	JPY	5,273,400,000	09/19/12	(268,889)

BB	USD	8,673,133	PLN	30,225,000	09/19/12	312,859

GSI	NZD	31,410,000	USD	24,339,295	09/19/12	(668,308)

GSI	USD	36,958,215	MXN	521,850,000	09/19/12	1,862,469

GSI	USD	12,661,536	SEK	89,620,000	09/19/12	256,888

JPMCB	AUD	31,820,000	USD	31,473,639	09/19/12	(854,716)

JPMCB	CAD	2,250,000	USD	2,188,301	09/19/12	(17,765)

JPMCB	JPY	2,779,200,000	USD	34,866,959	09/19/12	60,378

JPMCB	KRW	13,768,000,000	USD	11,993,136	09/19/12	34,981

JPMCB	MXN	296,900,000	USD	21,945,888	09/19/12	(140,652)

JPMCB	MYR	17,849,000	USD	5,619,962	09/19/12	26,170

JPMCB	NOK	29,520,000	USD	4,899,748	09/19/12	(48,152)

JPMCB	PLN	14,095,000	USD	4,184,144	09/19/12	(6,346)

JPMCB	SEK	45,960,000	USD	6,639,597	09/19/12	14,616

JPMCB	USD	18,538,098	AUD	18,215,000	09/19/12	(32,096)

JPMCB	USD	2,685,526	CHF	2,565,000	09/19/12	22,467

JPMCB	USD	5,826,670	EUR	4,620,000	09/19/12	24,444

JPMCB	USD	11,398,250	EUR	8,975,000	09/19/12	(31,637)

JPMCB	USD	3,487,044	GBP	2,240,000	09/19/12	20,388

JPMCB	USD	6,697,269	HKD	51,935,000	09/19/12	(1,038)

JPMCB	USD	4,118,827	HUF	937,350,000	09/19/12	(13,781)

JPMCB	USD	20,322,432	KRW	23,850,000,000	09/19/12	392,414

JPMCB	USD	10,471,063	MYR	33,454,000	09/19/12	13,262

JPMCB	USD	4,951,941	NOK	29,520,000	09/19/12	(4,041)

JPMCB	USD	13,457,706	NZD	16,830,000	09/19/12	(58,217)

RBS	HKD	67,160,000	USD	8,660,391	09/19/12	1,127

RBS	HUF	1,829,900,000	USD	7,654,852	09/19/12	(359,041)

Net unrealized appreciation on forward foreign currency contracts						$311,981

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

Index futures buy contracts:
DAX Index, 20 contracts (EUR)	September 2012	$3,930,169	$4,063,944	$133,775

E-mini S&P 500 Index, 119 contracts (USD)	September 2012	7,870,210	8,070,580	200,370

FTSE 100 Index, 69 contracts (GBP)	September 2012	5,878,016	5,979,149	101,133

OMX Stockholm 30 Index, 283 contracts (SEK)	July 2012	4,039,393	4,228,633	189,240

SPI 200 Index, 78 contracts (AUD)	September 2012	8,224,867	8,138,559	(86,308)

TOPIX Index, 41 contracts (JPY)	September 2012	3,890,546	3,962,750	72,204

Index futures sell contracts:
Dow Jones EURO STOXX 50 Index, 146 contracts (EUR)	September 2012	(4,163,609)	(4,179,905)	(16,296)

Net unrealized appreciation on futures contracts				$594,118

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$95,276,271	$69,066,165	$—	$164,342,436

Preferred stock	—	755,479	—	755,479

Corporate bond	—	1,120,636	—	1,120,636

Mortgage & agency debt securities	—	158,096	—	158,096

US government obligations	—	19,148,259	—	19,148,259

Non-US government obligations	—	33,146,106	—	33,146,106

Investment companies	12,574,970	115,310,802	—	127,885,772

Warrants	—	306,237	—	306,237

Short-term investment	—	103,856,933	—	103,856,933

Investment of cash collateral from securities loaned	—	1,479,824	—	1,479,824

Forward foreign currency contracts, net	—	311,981	—	311,981

Futures contracts, net	200,370	393,748	—	594,118

Total	$108,051,611	$345,054,266	$—	$453,105,877

UBS Global Securities Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Portfolio footnotes
*	Non-income producing security.
1	Security, or portion thereof, was on loan at June 30, 2012.
2	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2012, the value of this security amounted to $53,396 or 0.01% of net assets.
3	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
4	Amount represents less than 0.005%.
5	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

					Change in net
					unrealized
				Net	appreciation/		Net income
		Purchases	Sales	realized gain	(depreciation)		earned from
		during the	during the	during the	during the		affiliate for the
		six months	six months	six months	six months		six months
	Value	ended	ended	ended	ended	Value	ended
Security description	12/31/11	6/30/12	6/30/12	6/30/12	6/30/12	6/30/12	6/30/12

UBS Cash Management
Prime Relationship Fund	$14,158,354	$239,966,719	$150,268,140	$—	$—	$103,856,933	$45,620

UBS Private Money
Market Fund LLC[a]	2,798,045	111,268,505	112,586,726	—	—	1,479,824	1,726

UBS Credit Bond
Relationship Fund	78,700,802	—	50,000,000	10,970,814	(7,167,562)	32,504,054	—

UBS Emerging Markets
Equity Relationship Fund	24,055,392	25,500,000	27,000,000	9,634,506	(10,093,310)	22,096,588	—

UBS Global (ex-U.S.) All Cap
Growth Relationship Fund	65,199,612	5,000,000	67,000,000	5,540,144	665,682	9,405,438	—

UBS Global Corporate Bond
Relationship Fund	46,985,552	6,000,000	32,000,000	3,826,245	(1,061,900)	23,749,897	—

UBS High Yield
Relationship Fund	41,284,266	—	23,500,000	6,171,164	(3,443,247)	20,512,183	—

UBS Small-Cap Equity
Relationship Fund	11,349,423	—	5,500,000	1,552,916	(359,697)	7,042,642	—

	$284,531,446	$387,735,224	$467,854,866	$37,695,789	$(21,460,034)	$220,647,559	$47,346

a	The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.	17

UBS Emerging Markets Equity Relationship Fund

Portfolio performance
 For the six months ended June 30, 2012, UBS Emerging Markets Equity Relationship Fund (the “Fund”) returned 4.88% (3.35% after the transaction charge), while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 3.93%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) Returns over various time periods are shown on page 20.

Before the deduction of transaction charges, the Fund outperformed the Index during the period, due primarily to stock selection within the financials and consumer discretionary sectors.

Portfolio performance summary1
What worked

•	Several individual stock decisions contributed to performance during the period.

	–	We didn’t own Petrobras, a large Brazilian energy company, which was a significant positive for the Fund’s relative performance. (For additional details, see “Portfolio Highlights.”)

	–	Kasikornbank PCL, a leading bank in Thailand, was a large contributor to performance. Its shares moved sharply higher as the company reported strong earnings growth, increasing loan demand and improved cost management. Kasikornbank was also a beneficiary of government-led infrastructure programs following the country’s devastating floods in late 2011.

	–	Shares of Grupo Modelo SAB de CV, a large brewery headquartered in Mexico, rose more than 45% during the reporting period, which contributed to the Fund’s performance. (For additional details, see “Portfolio Highlights.)

	–	Shares of Shimao Property Holdings Ltd., a Chinese property company, rallied sharply during the reporting period, following poor results in late 2011. Triggering this turnaround were actions taken by the Chinese government to ease monetary policy given signs of decelerating growth in the country. We pared the Fund’s exposure during the period to capture profits.

•	Certain country allocations contributed to results. Stock selection decisions led to overweights to India and Thailand, and an underweight to Brazil. This positioning contributed to results during the reporting period.

What didn’t work

•	A number of individual stocks had a negative impact on performance.

	–	OGX Petroleo e Gas Participacoes SA, a Brazilian energy exploration and production company, was the largest detractor from the Fund’s results during the reporting period. Its shares fell sharply after reporting substantially lower than expected production levels for its Tubarao Azul field, one of the company’s most important reserve bases for future growth.

	–	Chinese telecommunication company China Unicom Hong Kong Ltd. significantly detracted from the Fund’s overall results during the reporting period. (For additional details, see “Portfolio Highlights.”)

1	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Emerging Markets Equity Relationship Fund

	–	China Shenhua Energy Co. Ltd. H Shares is a state-owned mining and energy company, and the largest coal producer in the world. Its shares performed poorly amid falling commodity prices due to signs of slowing growth both in China and around the globe.

	–	Itau Unibanco Holding SA ADR, a Brazilian bank, was a weak performer. The Fund’s overweight position detracted from results during the reporting period. (For additional details, see “Portfolio Highlights.”)

•	Country allocations, overall, were modestly negative for the period. Country weightings, which are the result of our bottom-up stock selection process, modestly detracted from the Fund’s results during the reporting period. In particular, overweights to Indonesia and the Czech Republic, and an underweight to the Philippines, detracted from results during the reporting period.

Portfolio highlights

•	Having no exposure to Brazilian oil company Petrobras was beneficial for the Fund’s relative results as its shares fell more than 30% during the reporting period. Falling oil prices negatively impacted the stock price. The company also lagged its energy peers due to continued concerns over its poor production growth and weak cash flow generation. While management introduced a new business plan during the period, it was not well received by investors.

•	Mexico-based Grupo Modelo SAB de CV has a dominant share of the Mexican beer market and exports beer to the UK, US and Canada. The company is viewed as defensive in nature, which was beneficial given periods of heightened volatility and risk aversion during the second half of the reporting period. Its share price was further supported as Anheuser-Busch InBev, which owned a non-controlling 50% stake in the company, announced it would purchase the remaining portion of Grupo Modelo it did not already own.

•	Chinese telecommunication company China Unicom Hong Kong Ltd. was a weak performer during the reporting period. Its shares rallied sharply in 2011, as it benefited from rising revenues as a result of 3G subscriber growth. It was also expected that the company would gain market share given continued demand for 3G capabilities. However, its share price fell sharply, especially in May 2012, as risk aversion spiked and investor sentiment towards the company weakened given concerns over increased competition.

•	Shares of Brazilian bank Itau Unibanco Holding SA ADR fell more than 20% during the reporting period. It was negatively impacted by slowing growth in Brazil and an increase in non-performing loans. Profit margins at the company are also under pressure, as the Brazilian central bank cut interest rates sharply as it attempted to stimulate its economy. Finally, there were concerns regarding increased regulations in the country’s banking sector.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	5 years	10 years

UBS Emerging Markets Equity Relationship Fund[1]	4.88%	(15.04)%	0.93%	15.01%

UBS Emerging Markets Equity Relationship Fund[2]	3.35	(16.31)	0.63	14.91

MSCI Emerging Markets Index (net)[3]	3.93	(15.95)	(0.09)	14.08

1	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
2	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
3	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)
As of June 30, 2012

Percentage of
net assets

Gazprom OAO ADR	3.7%
Samsung Electronics Co., Ltd.	3.5
China Construction Bank Corp., H Shares	3.2
Infosys Ltd. ADR	3.1
China Shenhua Energy Co., Ltd., H Shares	3.0
Itau Unibanco Holding SA ADR	2.8
Telekomunikasi Indonesia Persero Tbk PT	2.3
HON HAI Precision Industry Co., Ltd.	2.3
Taiwan Semiconductor Manufacturing Co., Ltd.	2.3
Hero Motocorp Ltd.	2.2

Total	28.4%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2012

Common stocks
Automobiles	3.24%
Beverages	2.73
Chemicals	4.77
Commercial banks	19.11
Computers & peripherals	1.22
Construction & engineering	1.05
Diversified financial services	1.77
Diversified telecommunication services	5.54
Electric utilities	1.79
Electrical equipment	0.97
Electronic equipment, instruments & components	4.56
Food products	1.01
Insurance	2.00
IT services	3.08
Machinery	1.02
Media	1.90
Metals & mining	10.03
Multiline retail	1.23
Oil, gas & consumable fuels	10.42
Pharmaceuticals	2.15
Real estate management & development	1.56
Semiconductors & semiconductor equipment	5.75
Specialty retail	3.54
Thrifts & mortgage finance	2.13
Tobacco	2.16
Wireless telecommunication services	3.06

Total common stocks	97.79%

Short-term investment	1.54

Total investments	99.33%

Cash and other assets, less liabilities	0.67

Net assets	100.00%

Country exposure by issuer, top five
(unaudited)
As of June 30, 2012

Percentage of
net assets

China	15.9%
India	13.7
Brazil	12.5
Taiwan	11.1
South Africa	9.0

Total	62.2%

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks: 97.79%
Brazil: 12.54%
Banco Bradesco SA ADR	346,700	$5,155,429
Cia de Bebidas das Americas ADR	100,700	3,859,831
Gerdau SA ADR	588,200	5,152,632
Itau Unibanco Holding SA ADR	568,005	7,906,630
Lojas Renner SA	124,100	3,481,720
OGX Petroleo e Gas Participacoes SA*	957,200	2,621,160
Vale SA ADR	126,700	2,471,917
Vale SA, Preference shares	248,235	4,839,872

Total Brazil common stocks		35,489,191

China: 15.92%
Belle International Holdings Ltd.	1,747,000	2,988,191
Changsha Zoomlion Heavy Industry
Science & Technology Development
Co., Ltd., H Shares*	2,253,400	2,895,786
China Construction Bank Corp.,
H Shares	13,035,300	8,987,499
China Mengniu Dairy Co., Ltd.	1,084,000	2,865,676
China Merchants Bank Co., Ltd.,
H Shares	1,580,500	2,985,160
China Resources Land Ltd.	1,058,000	2,184,876
China Shenhua Energy Co., Ltd.,
H Shares	2,367,000	8,362,861
China Unicom Hong Kong Ltd.	4,686,000	5,887,189
Ping An Insurance Group Co. of
China Ltd., H Shares	701,000	5,656,844
Shimao Property Holdings Ltd.	1,446,000	2,239,234

Total China common stocks		45,053,316

Czech Republic: 1.79%
CEZ AS	146,263	5,052,810

India: 13.68%
Crompton Greaves Ltd.	1,260,330	2,757,125
Hero Motocorp Ltd.	160,457	6,221,808
Housing Development Finance Corp.	511,678	6,021,277
Infosys Ltd. ADR	193,400	8,714,604
ITC Ltd.	685,775	3,193,855
Jindal Steel & Power Ltd.	672,823	5,706,489
Sun Pharmaceutical Industries Ltd.	533,586	6,097,269

Total India common stocks		38,712,427

Indonesia: 5.63%
Astra International Tbk PT	4,033,260	2,949,223
Bank Mandiri Persero Tbk PT	3,916,988	3,031,957
Bank Rakyat Indonesia Persero Tbk PT	4,891,000	3,347,294
Telekomunikasi Indonesia Persero Tbk PT	7,567,500	6,587,527

Total Indonesia common stocks		15,916,001
	Shares	Value

Malaysia: 1.03%
Bumiputra-Commerce Holdings Bhd	1,218,500	$2,916,024

Mexico: 3.29%
America Movil SAB de CV	2,177,000	2,837,997
Grupo Financiero Banorte SAB
de CV, Class O	498,900	2,586,185
Grupo Modelo SAB de CV	438,000	3,873,137

Total Mexico common stocks		9,297,319

Russia: 8.71%
Gazprom OAO ADR	1,112,903	10,534,870
Mobile Telesystems OJSC ADR	176,550	3,036,660
NovaTek OAO GDR[1]	51,549	5,488,204
Sberbank of Russia[2]	2,069,264	5,593,065

Total Russia common stocks		24,652,799

South Africa: 9.04%
FirstRand Ltd.	1,546,314	5,010,923
Foschini Group Ltd.	226,148	3,547,930
Kumba Iron Ore Ltd.	79,494	5,362,467
MTN Group Ltd.	161,788	2,796,628
Naspers Ltd., Class N	100,553	5,377,210
Truworths International Ltd.	318,546	3,493,712

Total South Africa common stocks		25,588,870

South Korea: 7.48%
KT&G Corp.	41,020	2,909,335
LG Chem Ltd.	20,887	5,402,066
Samsung Electronics Co., Ltd.	9,320	9,881,277
Samsung Engineering Co., Ltd.	18,743	2,974,976

Total South Korea common stocks		21,167,654

Taiwan: 11.12%
Chunghwa Telecom Co., Ltd.	1,018,304	3,206,839
Formosa Plastics Corp.	2,052,000	5,518,036
HON HAI Precision Industry Co., Ltd.	2,132,208	6,429,356
Quanta Computer, Inc.	1,278,000	3,440,602
Synnex Technology International Corp.	1,277,000	3,123,274
Taiwan Semiconductor Manufacturing
Co., Ltd.*	2,330,000	6,377,523
WPG Holdings Ltd.	2,841,156	3,351,093

Total Taiwan common stocks		31,446,723

Thailand: 4.93%
Banpu PCL	174,800	2,465,693
Kasikornbank PCL	521,700	2,725,182
Kasikornbank PCL NVDR	617,500	3,166,265
PTT Global Chemical PCL NVDR	1,470,700	2,570,020
Siam Commercial Bank PCL NVDR	650,400	3,010,353

Total Thailand common stocks		13,937,513

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks—(Concluded)
Turkey: 0.92%
Turkiye Garanti Bankasi AS	657,030	$2,590,369

United States: 1.71%
Southern Copper Corp.	153,082	4,823,614

Total common stocks
(cost $294,368,725)		276,644,630
	Shares	Value

Short-term investment: 1.54%
Investment company: 1.54%
UBS Cash Management Prime
Relationship Fund[3]
(cost $4,366,532)	4,366,532	$4,366,532

Total investments: 99.33%
(cost $298,735,257)		281,011,162

Cash and other assets,
less liabilities: 0.67%		1,903,969

Net assets: 100.00%		$282,915,131

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$18,375,507
Gross unrealized depreciation	(36,099,602)

Net unrealized depreciation of investments	$(17,724,095)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes are disclosed below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$61,361,387	$215,283,243	$—	$276,644,630

Short-term investment	—	4,366,532	—	4,366,532

Total	$61,361,387	$219,649,775	$—	$281,011,162

Portfolio footnotes
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2012, the value of this security amounted to $5,488,204 or 1.94% of net assets.
[2]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2012, the value of this security amounted to $5,593,065 or 1.98% of net assets.
[3]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12

UBS Cash Management Prime Relationship Fund	$3,657,642	$92,035,721	$91,326,831	$4,366,532	$4,769

See accompanying notes to financial statements.	23

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Portfolio performance
For the six months ended June 30, 2012, UBS Global (ex-U.S.) All Cap Growth Relationship Fund (the “Fund”) returned 3.09%, while the Fund’s benchmark, the MSCI EAFE Free Index (gross) (the “Index”), returned 3.38% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive absolute return, on a relative basis, but underperformed its benchmark, largely due to sector allocation.

Portfolio performance summary1
What worked

•	Stock selection, overall, contributed to performance during the period.

	–	Mellanox Technologies Ltd., an Israeli company that supplies interconnect products essential for cloud computing, was the leading contributor to the Fund’s performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

	–	Gemalto N.V. is a designer of smart chips used in both credit cards for payment processing, and passports for security verification. Shares of this Dutch-based company outperformed the benchmark during the reporting period. Gemalto took a controlling interest in a Turkish smart card maker during the period to further enhance its geographic and product reach.

	–	Shares of Novo Nordisk, a Danish pharmaceutical company focusing on diabetes care, performed well as investors appeared to favor predictable growth companies amid the uncertain global macro environment. While the US Food and Drug Administration pushed back the approval time for the company’s long acting insulin, Degludec, by three months, additional trials are not required for the product.

	–	Melco Crown Entertainment Ltd. Als, Class B is an owner and operator of casino gaming and entertainment resorts in Macau. Its shares benefited from better-than-expected fourth quarter 2011 results and gross gaming revenues. We sold out of our position in May to take profits and reduce risk in the portfolio.

•	Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund’s sector allocations are a byproduct of our bottom-up stock selection process. An overweight to consumer discretionary, and underweights to telecommunication services and utilities, were the most beneficial for results during the reporting period.

What didn’t work

•	Several individual stocks had a negative impact on performance.

	–	Biosensors International Group Ltd. is a Singapore-based manufacturer of medical devices. Its shares fell sharply and it was the Fund’s largest detractor from results during the reporting period. (For additional details, see “Portfolio Highlights.”)

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

	–	Shares of Weir Group PLC, a UK-based engineering company focused on minerals, oil, gas and power markets, performed poorly during the reporting period. Weir Group reported slower growth in the US natural gas markets, as commodity prices weakened. In addition, decelerating growth in China triggered concerns regarding a slowdown in the company’s minerals business unit.

	–	Trican Well Service Ltd. is a Canadian energy services company engaged in fracking used to extract natural gas from shale formations. While the company reported strong fourth quarter 2011 results, weakness in US natural gas prices caused Trican Well Service to remobilize its assets and increase the down time for its rigs. Additionally, news reports of a fracking accident at one of their competitor’s sites renewed concerns about political pushback in this industry.

	–	Shire is a UK-based manufacturer of pharmaceuticals used for the treatment of attention deficit disorders (ADD) in both adults and children. The company is also increasing its focus on human genetic therapies (HGT). Shares of Shire fell as one of its phase III trials failed. In addition, expanded use of its product Lialda was abandoned.

•	Sector allocation, overall, detracted from results. During the reporting period, an underweight to financials, an overweight to energy and an underweight to consumer staples were the largest detractors from the Fund’s relative performance.

Portfolio highlights

•	Mellanox Technologies Ltd. designs and manufactures end-to-end InfiniBan and Ethernet connectivity solutions and services for servers and storage; both are key products used in cloud computing. The company reported first quarter 2012 results that exceeded estimates, and provided a second quarter forecast that was much stronger than expected. The shares continued to perform strongly throughout the second quarter, as it announced the signing of several new contracts.

•	Shares of Spanish clothing company Industria de Diseno Textil S.A. (Inditex) moved sharply higher after it reported first quarter 2012 results that beat analysts’ expectations. The company had stronger sales and better cost control, which drove the strong positive earnings surprise. In addition, the company announced that its results in the second quarter started strongly.

•	Biosensors International Group Ltd. produces drug-eluting stents, used to widen narrowing arteries, and manufactures critical care catheter systems and blood pressure transducers. Its shares declined during the reporting period due to weaker-than-expected fiscal full year results. The company also announced a disappointing forecast for its Japanese distribution partner, Terumo.

•	Sands China Ltd. owns and operates integrated resorts and casinos in Macau and owns convention and exhibition halls. The company is one of six concessionaires to hold a gaming license in Macau, which the government opened up for international bid in 2002. Its shares fell due to weaker-than-expected May gross gaming revenue data and unsubstantiated news reports of China tightening visas in Macau.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	Inception[1]

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	3.09%	(19.25)%	5.46%

MSCI EAFE Free Index (gross)[2]	3.38	(13.39)	9.79

[1]	Inception date of UBS Global (ex-U.S.) All Cap Growth Relationship Fund is April 30, 2009.
[2]	The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. As of May 2011, the Index consisted of 22 developed market country indices. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Top ten equity holdings (unaudited)
As of June 30, 2012
Percentage of
net assets

FANUC Corp.	3.2%
Royal Dutch Shell PLC, Class A	2.9
Novo Nordisk A/S, Class B	2.9
Mellanox Technologies Ltd.	2.7
Swedish Match AB	2.3
Nestle SA	2.0
ORIX Corp.	1.8
Mitsubishi Corp.	1.8
Inditex SA	1.7
Compagnie Financiere Richemont SA, Class A	1.7

Total	23.0%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	0.75%
Airlines	1.11
Auto components	1.26
Automobiles	2.60
Beverages	2.30
Capital markets	2.05
Chemicals	3.45
Commercial banks	9.91
Commercial services & supplies	1.48
Communications equipment	0.00 [1]
Computers & peripherals	0.75
Construction & engineering	0.84
Consumer finance	0.41
Diversified financial services	2.91
Diversified telecommunication services	0.81
Electric utilities	0.50
Electronic equipment, instruments & components	0.71
Energy equipment & services	2.19
Food & staples retailing	1.55
Food products	4.51
Health care equipment & supplies	0.74
Health care providers & services	0.05
Hotels, restaurants & leisure	2.16
Household durables	1.29
Household products	0.79
Industrial conglomerates	1.16
Insurance	0.80
Internet & catalog retail	1.47
Internet software & services	1.73
Life sciences tools & services	0.81
Machinery	4.94
Media	1.24
Metals & mining	4.29
Multiline retail	1.88
Office electronics	0.69
Oil, gas & consumable fuels	6.23
Personal products	0.20
Pharmaceuticals	6.15
Real estate investment trust (REIT)	1.01
Real estate management & development	0.51
Semiconductors & semiconductor equipment	4.55
Software	0.43
Specialty retail	2.53
Textiles, apparel & luxury goods	2.98
Tobacco	2.30
Trading companies & distributors	1.80
Wireless telecommunication services	1.96

Total common stocks	94.78%

Short-term investment	3.81

Total investments	98.59%

Cash and other assets, less liabilities	1.41

Net assets	100.00%
[1] Amount represents less than 0.005%.

Country exposure by issuer, top five
(unaudited)
As of June 30, 2012
Percentage of
net assets

United Kingdom	20.5%
Japan	18.0
Switzerland	6.9
Germany	6.3
Australia	6.0

Total	57.7%

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks: 94.78%
Australia: 6.05%
Australia & New Zealand Banking Group Ltd.	8,345	$189,440
BHP Billiton Ltd.	6,120	199,491
Boart Longyear Ltd.	84,646	252,480
Commonwealth Bank of Australia	5,187	283,866
Fortescue Metals Group Ltd.	22,754	116,289
Incitec Pivot Ltd.	88,325	260,376
National Australia Bank Ltd.	12,702	308,473
Westpac Banking Corp.	9,969	216,871

Total Australia common stocks		1,827,286

Belgium: 2.06%
Anheuser-Busch InBev NV	4,850	377,053
Telenet Group Holding NV	5,621	245,536

Total Belgium common stocks		622,589

Canada: 2.46%
Bombardier, Inc., Class B	57,000	225,066
Dollarama, Inc.	4,900	294,452
Major Drilling Group International	9,000	104,047
Teck Resources Ltd., Class B	2,800	86,715
Trican Well Service Ltd.	2,900	33,469

Total Canada common stocks		743,749

China: 2.71%
Baidu, Inc. ADR*	2,500	287,450
Prince Frog International Holdings Ltd.	167,000	60,141
Sands China Ltd.	137,600	440,781
Shougang Fushan Resources Group Ltd.	120,000	31,190

Total China common stocks		819,562

Denmark: 2.86%
Novo Nordisk A/S, Class B	5,973	864,120

France: 3.09%
BNP Paribas	8,440	325,816
Technip SA	1,679	175,212
Total SA	6,658	300,470
Valeo SA	3,143	130,230

Total France common stocks		931,728

Germany: 6.30%
Allianz SE	975	98,041
Deutsche Bank AG	3,869	140,612
Dialog Semiconductor PLC*	21,750	394,756
Fresenius SE & Co KGaA	153	15,866
GEA Group AG	6,925	183,875
Gerresheimer AG*	5,225	246,075
Hugo Boss AG	1,732	171,314
	Shares	Value

Kabel Deutschland Holding AG*	6,016	$374,393
Lanxess AG	4,386	276,664

Total Germany common stocks		1,901,596

Hong Kong: 1.71%
Cheung Kong Infrastructure Holdings Ltd.	25,000	150,602
Shangri-La Asia Ltd.	110,000	210,967
Sun Hung Kai Properties Ltd.	13,000	154,262

Total Hong Kong common stocks		515,831

Indonesia: 0.20%
Astra International Tbk PT	80,500	58,864

Israel: 2.68%
Mellanox Technologies Ltd.*	11,400	807,576

Italy: 1.56%
Saipem SpA	7,427	330,766
Tod’s SpA	1,385	139,129

Total Italy common stocks		469,895

Japan: 18.01%
Canon, Inc.	5,200	208,222
Cosmos Pharmaceutical Corp.	2,500	165,896
Credit Saison Co., Ltd.	5,600	124,266
Denki Kagaku Kogyo KK	63,000	219,884
Don Quijote Co., Ltd.	8,000	275,225
FANUC Corp.	5,900	969,354
Isuzu Motors Ltd.	54,000	288,701
Komatsu Ltd.	3,800	91,078
Mitsubishi Corp.	26,900	543,208
Mitsubishi UFJ Financial Group, Inc.	46,400	222,061
Murata Manufacturing Co., Ltd.	4,100	215,079
Nissan Motor Co., Ltd.	46,200	437,546
NTT DoCoMo, Inc.	82	136,463
ORIX Corp.	5,980	556,608
Rakuten, Inc.	42,700	442,193
Seven & I Holdings Co., Ltd.	10,000	301,313
Square Enix Holdings Co., Ltd.	8,200	129,299
Tokyo Electron Ltd.	2,300	107,563

Total Japan common stocks		5,433,959

Netherlands: 3.03%
ASML Holding NV	1,172	59,722
Gemalto NV	3,177	228,478
ING Groep NV CVA*	47,744	322,121
Unilever NV CVA	9,095	304,413

Total Netherlands common stocks		914,734

Norway: 0.20%
Subsea 7 SA	3,009	59,734
Veripos, Inc.*[1,2]	465	1,280

Total Norway common stocks		61,014

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks—(Concluded)
Singapore: 2.42%
Biosensors International Group Ltd.*	246,000	$222,520
Golden Agri-Resources Ltd.	293,000	156,633
Keppel Corp. Ltd.	42,800	350,707

Total Singapore common stocks		729,860

South Africa: 1.29%
Steinhoff International Holdings Ltd.*	128,672	389,311

South Korea: 0.83%
Hyundai Mobis	1,032	249,822

Spain: 3.28%
Banco Bilbao Vizcaya Argentaria SA	6,801	49,017
Banco Santander SA	21,548	143,915
Inditex SA	4,967	513,735
Viscofan SA	6,609	284,592

Total Spain common stocks		991,259

Sweden: 4.71%
Meda AB, Class A	29,804	284,478
Skandinaviska Enskilda Banken AB,
Class A	42,684	278,234
Swedish Match AB	17,176	693,187
Trelleborg AB, Class B	2,568	23,731
Volvo AB, Class B	12,387	141,901

Total Sweden common stocks		1,421,531

Switzerland: 6.88%
Compagnie Financiere Richemont SA,
Class A	9,188	504,242
Credit Suisse Group AG*	11,743	214,530
GAM Holding AG*	23,656	263,359
Nestle SA	10,324	615,841
Novartis AG	7,059	393,751
Swatch Group AG	1,202	83,628

Total Switzerland common stocks		2,075,351

Thailand: 0.83%
Home Product Center PCL	628,600	249,382
	Shares	Value

Turkey: 1.11%
Turk Hava Yollari*	189,729	$334,634

United Kingdom: 20.51%
Afren PLC*	44,953	73,172
Aggreko PLC	13,753	447,373
Anglo American PLC	5,802	190,363
BG Group PLC	24,060	492,456
Croda International PLC	8,011	284,445
Derwent London PLC	5,157	149,836
Diageo PLC	12,334	317,295
Great Portland Estates PLC	24,704	152,908
HSBC Holdings PLC	55,909	492,974
Jardine Lloyd Thompson Group PLC	13,125	144,007
John Wood Group PLC	5,496	59,252
Reckitt Benckiser Group PLC	4,540	239,447
Rio Tinto PLC	6,750	322,375
Royal Dutch Shell PLC, Class A	25,776	868,297
Shire PLC	10,903	313,360
Standard Chartered PLC	21,997	479,553
Telecity Group PLC*	18,692	235,336
Tullow Oil PLC	6,225	143,699
Vodafone Group PLC	162,075	455,371
Weir Group PLC	3,432	82,776
Xstrata PLC	19,366	244,438

Total United Kingdom common stocks		6,188,733

Total common stocks
(cost $30,644,343)		28,602,386

Short-term investment: 3.81%
Investment company: 3.81%
UBS Cash Management Prime
Relationship Fund[3]
(cost $1,150,933)	1,150,933	1,150,933

Total investments: 98.59%
(cost $31,795,276)		29,753,319

Cash and other assets,
less liabilities: 1.41%		425,975

Net assets: 100.00%		$30,179,294

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$1,365,795
Gross unrealized depreciation	(3,407,752)

Net unrealized depreciation of investments	$(2,041,957)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes begin on page 30.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$1,838,776	$26,762,330	$1,280	$28,602,386

Short-term investment	—	1,150,933	—	1,150,933

Total	$1,838,776	$27,913,263	$1,280	$29,753,319

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Common stock	Total

Assets
Beginning balance	$—	$—

Purchases	—	—

Issuances	0	0

Sales	—	—

Settlements	—	—

Accrued discounts (premiums)	—	—

Total realized gain (loss)	—	—

Change in net unrealized appreciation/depreciation	1,280	1,280

Transfers into Level 3	—	—

Transfers out of Level 3	—	—

Ending balance	$1,280	$1,280

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $1,280.

Portfolio footnotes
*	Non-income producing security.
[1]	Security is illiquid. At June 30, 2012, the value of this security amounted to $1,280 or 0.00% of net assets.
[2]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2012, the value of this security amounted to $1,280 or 0.00% of net assets.
[3]	The table below details the Fund’s investment in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12

UBS Cash Management Prime Relationship Fund	$1,589,159	$17,705,732	$18,143,958	$1,150,933	$921

30	See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance
For the six months ended June 30, 2012, UBS International Equity Relationship Fund (the “Fund”) returned 4.16%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned 2.43%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive absolute return during the reporting period and outperformed its benchmark, primarily due to stock selection decisions.

Portfolio performance summary1
What worked

•	Overall, stock selection was positive for performance during the period.

	–	New World Development Co. Ltd. is a real estate-related conglomerate headquartered in Hong Kong. Its shares moved sharply higher during the reporting period, benefiting the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

	–	Admiral Group PLC is one of the largest automobile insurance companies in the UK. Despite the ongoing European sovereign debt crisis, the company has generated strong results.

	–	Anheuser-Busch InBev NV is a multinational beverages company headquartered in Belgium. The company’s shares benefited, in part, from the defensive nature of its business, given periods of heightened risk aversion. (For additional details, see “Portfolio Highlights.”)

	–	MAN SE manufactures commercial vehicles, engines and mechanical engineering equipment. Its shares rose as the company generated solid results during the reporting period. This was partially due to the company’s sales in Brazil, where it maintained a large manufacturing plant.

•	Sector allocation decisions positively contributed to relative performance in a number of sectors. The Fund’s sector allocations are a byproduct of our bottom-up stock selection process. Overall, an overweight in consumer staples, an underweight in energy and an overweight in utilities were beneficial for results during the reporting period.

What didn’t work

•	Several individual stocks had a negative impact on performance.

	–	Carrefour is a French retailer that also has extensive real estate holdings in France. Its shares fell sharply during the reporting period, and it was a significant detractor from performance. (For additional details, see “Portfolio Highlights.”)

	–	Deutsche Bank AG, a global investment bank, suffered due to the weakness in the financial sector, which was primarily driven by periods of increased risk aversion. We took this opportunity to buy the stock, as Deutsche Bank has a particularly strong investment banking franchise. In addition, with revenues in investment banking starting to increase and competitors currently downsizing, we believe the company may gain significant future

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS International Equity Relationship Fund

market share. Deutsche Bank is also benefiting from a relatively strong domestic economy in Germany, which, in turn, should help the retail side of its business.

	–	Acciona SA is a Spanish utility company that also has sizeable alternative energy businesses, including in wind and solar power. Despite the company’s defensive nature, it performed poorly due to Spain’s weak economy and increased pricing pressures. In addition, investor sentiment for Acciona soured as Spain eliminated a number of alternative energy subsidies during the reporting period.

	–	Petrominerales Ltd. is a Latin America-based oil and gas exploration and production company. Its shares detracted from performance, as it suffered poor drilling results. However, towards the end of June it experienced improvement in drilling operations. We believe the stock will see improved performance as the year progresses.

•	Sector allocations in several areas detracted from results. During the reporting period, having underweights in consumer discretionary, financials and health care were negative for the Fund’s relative performance.

Portfolio highlights

•	Shares of real estate conglomerate New World Development Co. Ltd. rose more than 40% during the reporting period. The company has expanded its portfolio from a single focus on the property business to four core areas, including property, infrastructure, a services and department store in Hong Kong, Mainland China and Macau. Despite the global economic slowdown, the company’s property prices have held up relatively well. In addition, Hong Kong’s interest rates are pegged to US rates, and low rates in the US have helped to bolster Hong Kong real estate prices.

•	Anheuser-Busch InBev NV is the world’s largest brewer with approximately a 25% global market share. The company has been effectively managing its costs and enjoys continued high margins. During the reporting period, Anheuser-Busch InBev, which owned a non-controlling 50% stake in Mexican beer manufacturer Grupo Modelo, announced it would purchase the remaining portion of the company it did not already own.

•	Carrefour is the second largest retailer in the world by sales and the leading retailer in France. It detracted from performance after reporting weak first quarter 2012 sales in its European markets. The arrival of a new Chief Executive Officer has also caused investors to worry about a possible profit warning in the coming months. Given the near-term uncertainties, investors are reluctant to assume there will be a significant improvement in the company’s performance this year, or in the near future. However, we retain high conviction in Carrefour, believing it to be extremely undervalued.

•	Xstrata PLC, headquartered in Switzerland, is one of the world’s largest global diversified mining businesses. While we continue to feel the company is well positioned, moderating economic growth in China, its most important customer, has led to reduced earnings expectations for the company.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	5 years	10 years

UBS International Equity Relationship Fund	4.16%	(12.85)%	(4.92)%	4.65%

MSCI World Free ex USA Index (net)[1]	2.43	(14.13)	(5.67)	5.57

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of May 2011, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)[1]
As of June 30, 2012
Percentage of
net assets

BP PLC	3.3%
Nestle SA	3.3
Novartis AG	3.1
HSBC Holdings PLC	3.0
Imperial Tobacco Group PLC	2.8
Vodafone Group PLC	2.6
Telenor ASA	2.4
Anheuser-Busch InBev NV	2.2
Toyota Motor Corp.	2.1
Rio Tinto PLC	2.1

Total	26.9%

Industry diversification (unaudited)[2]
As a percentage of net assets as of June 30, 2012

Common stocks
Airlines	0.93%
Auto components	1.36
Automobiles	2.15
Beverages	4.02
Building products	0.93
Capital markets	1.69
Chemicals	4.23
Commercial banks	9.46
Construction & engineering	1.13
Construction materials	1.19
Diversified financial services	1.00
Diversified telecommunication services	2.38
Electric utilities	3.53
Electrical equipment	1.16
Food & staples retailing	1.73
Food products	3.25
Gas utilities	1.57
Health care providers & services	1.68
Industrial conglomerates	1.50
Insurance	7.42
Leisure equipment & products	1.24
Machinery	3.43
Media	0.97
Metals & mining	5.22
Oil, gas & consumable fuels	8.78
Personal products	1.60
Pharmaceuticals	4.37
Professional services	1.34
Real estate investment trust (REIT)	1.22
Real estate management & development	1.33
Semiconductors & semiconductor equipment	1.08
Software	2.86
Tobacco	2.81
Trading companies & distributors	3.10
Wireless telecommunication services	3.61

Total common stocks	95.27%

Preferred stock	1.04
Investment company
iShares MSCI EAFE Index Fund	0.94
Short-term investment	0.56

Total investments	97.81%

Cash and other assets, less liabilities	2.19

Net assets	100.00%

Country exposure by issuer, top five (unaudited)
As of June 30, 2012
Percentage of
net assets

United Kingdom	21.3%
Japan	18.5
Germany	12.0
Switzerland	7.7
Canada	7.3

Total	66.8%

[1]	Figures represent the direct investments of UBS International Equity Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.
[2]	Figures represent the industry breakdown of direct investments of UBS International Equity Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

UBS International Equity Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks: 95.27%
Australia: 4.34%
National Australia Bank Ltd.	30,659	$744,566
Orica Ltd.	26,762	681,175
Westfield Group	56,884	554,203

Total Australia common stocks		1,979,944

Belgium: 2.20%
Anheuser-Busch InBev NV	12,928	1,005,059

Canada: 7.34%
Canadian Oil Sands Ltd.	25,000	484,235
Petrobank Energy & Resources Ltd.*	34,600	367,377
Petrominerales Ltd.	24,050	271,658
Royal Bank of Canada	18,700	958,051
Suncor Energy, Inc.	27,300	789,423
Teck Resources Ltd., Class B	15,400	476,930

Total Canada common stocks		3,347,674

China: 4.37%
AIA Group Ltd.	203,045	700,088
Jardine Matheson Holdings Ltd.	14,000	681,768
New World Development Co., Ltd.	515,500	608,594

Total China common stocks		1,990,450

Denmark: 1.13%
FLSmidth & Co. A/S	9,351	512,765

Finland: 1.79%
Sampo Oyj, Class A	31,326	814,308

France: 2.89%
Carrefour SA	42,589	786,955
Schneider Electric SA	9,501	529,384

Total France common stocks		1,316,339

Germany: 10.97%
Beiersdorf AG	11,255	730,258
Deutsche Bank AG	21,174	769,533
E.ON AG	32,264	694,981
Fresenius Medical Care AG & Co. KGaA	10,832	766,707
HeidelbergCement AG	11,296	542,280
Infineon Technologies AG	72,568	492,044
MAN SE	3,611	369,051
SAP AG	10,828	639,432

Total Germany common stocks		5,004,286

Ireland: 0.93%
Ryanair Holdings PLC ADR*	14,000	425,600

Israel: 1.28%
Teva Pharmaceutical Industries Ltd. ADR	14,800	583,712
	Shares	Value

Italy: 1.64%
Fiat Industrial SpA	75,996	$748,896

Japan: 18.50%
Asahi Glass Co., Ltd.	63,000	424,047
Bridgestone Corp.	27,100	621,613
ITOCHU Corp.	87,000	912,949
KDDI Corp.	74	477,325
Mitsubishi Corp.	24,900	502,821
Mitsubishi UFJ Financial Group, Inc.	171,800	822,199
ORIX Corp.	4,870	453,291
Sankyo Co., Ltd.	11,600	565,967
Shin-Etsu Chemical Co., Ltd.	13,700	753,727
THK Co., Ltd.	23,600	447,038
Tokio Marine Holdings, Inc.	30,300	761,859
Tokyo Gas Co., Ltd.	140,000	714,989
Toyota Motor Corp.	24,300	979,426

Total Japan common stocks		8,437,251

Luxembourg: 0.70%
ArcelorMittal	20,769	320,841

Netherlands: 3.88%
Heineken NV	15,836	827,190
Koninklijke DSM NV	10,099	498,258
Wolters Kluwer NV	27,806	442,659

Total Netherlands common stocks		1,768,107

Norway: 3.43%
Statoil ASA	20,083	480,225
Telenor ASA	65,057	1,084,991

Total Norway common stocks		1,565,216

Spain: 0.69%
Acciona SA	5,259	314,036

Sweden: 0.25%
Lundin Petroleum AB*	6,000	112,560

Switzerland: 7.68%
Nestle SA	24,875	1,483,829
Novartis AG	25,305	1,411,512
SGS SA	325	608,982

Total Switzerland common stocks		3,504,323

United Kingdom: 21.26%
Admiral Group PLC	27,269	510,036
Barclays PLC	169,866	434,822
BP PLC	224,003	1,500,856
HSBC Holdings PLC	154,384	1,361,272
Imperial Tobacco Group PLC	33,250	1,279,362
Prudential PLC	51,150	592,643
Rio Tinto PLC	20,363	972,522

UBS International Equity Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks—(Concluded)
United Kingdom—(Concluded)
Sage Group PLC	153,072	$665,115
SSE PLC	27,718	604,300
Vodafone Group PLC	415,369	1,167,035
Xstrata PLC	48,295	609,580

Total United Kingdom common stocks		9,697,543

Total common stocks
(cost $44,396,318)		43,448,910

Preferred stock: 1.04%
Germany: 1.04%
Volkswagen AG, Preference shares
(cost $493,122)	2,985	473,265
	Shares	Value

Investment company: 0.94%
iShares MSCI EAFE Index Fund
(cost $413,070)	8,600	$429,656

Short-term investment: 0.56%
Investment company: 0.56%
UBS Cash Management Prime
Relationship Fund[1]
(cost $255,523)	255,523	255,523

Total investments: 97.81%
(cost $45,558,033)		44,607,354

Cash and other assets, less liabilities: 2.19%		998,500

Net assets: 100.00%		$45,605,854

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$4,290,141
Gross unrealized depreciation	(5,240,820)

Net unrealized depreciation of investments	$(950,679)

For a listing of defined portfolio acronyms, counterparty abbreviation and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes begin on page 37.

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

JPMCB	AUD	240,000	USD	237,388	09/19/12	$(6,447)

JPMCB	EUR	1,765,000	USD	2,215,587	09/19/12	(19,741)

JPMCB	GBP	180,000	USD	280,209	09/19/12	(1,638)

JPMCB	HKD	4,950,000	USD	638,311	09/19/12	83

JPMCB	ILS	855,000	USD	219,548	09/19/12	1,521

JPMCB	NOK	8,740,000	USD	1,450,671	09/19/12	(14,256)

JPMCB	SEK	2,280,000	USD	329,244	09/19/12	590

JPMCB	USD	1,395,650	CAD	1,435,000	09/19/12	11,330

JPMCB	USD	422,311	JPY	33,600,000	09/19/12	(1,506)

JPMCB	USD	283,360	NOK	1,690,000	09/19/12	(96)

JPMCB	USD	1,800,011	SEK	12,730,000	09/19/12	34,976

JPMCB	USD	1,587,321	SGD	2,030,000	09/19/12	15,367

Net unrealized appreciation on forward foreign currency contracts						$20,183

UBS International Equity Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$4,356,986	$39,091,924	$—	$43,448,910

Preferred stock	—	473,265	—	473,265

Investment company	429,656	—	—	429,656

Short-term investment	—	255,523	—	255,523

Forward foreign currency contracts, net	—	20,183	—	20,183

Total	$4,786,642	$39,840,895	$—	$44,627,537

Portfolio footnotes
*	Non-income producing security.
1	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12

UBS Cash Management Prime Relationship Fund	$90,766	$2,462,339	$2,297,582	$255,523	$214

See accompanying notes to financial statements.	37

UBS Small-Cap Equity Relationship Fund

Portfolio performance
 For the six months ended June 30, 2012, UBS Small-Cap Equity Relationship Fund (the “Fund”) returned 12.13%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), returned 8.53%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The first half of 2012 was a tale of two markets, with lower risk during the first quarter, followed by greater volatility during the second quarter. Macroeconomic concerns continued to hamper the markets, making it a challenging time to be an active manager. Headwinds included fears of slower growth in China, the ongoing crisis in the Eurozone, a spike in correlations between stocks and the uncertainty surrounding the US fiscal cliff and presidential election.

Despite a challenging month of June, the Fund solidly outpaced its benchmark over the six-month period. The Fund’s outperformance was primarily due to strong stock selection decisions.

Portfolio performance summary1
What worked

•	Several consumer discretionary stocks were successful during the reporting period. The Fund was overweight to the sector earlier in the year, but after several stocks appreciated to what we believed to be fair value, we took profits by selling them. This brought the Fund’s sector weight to neutral. While we are certainly concerned about stubborn unemployment, declining home prices and deleveraging by consumers, most of the consumer stocks in the Fund have modest exposure to these risks.

	–	O’Charley’s, a casual dining, full service restaurant, was the largest stock contributor to Fund performance during the period. The company operates as a multi-concept restaurant company in the US. In February, Fidelity National Financial announced a plan to buy out the restaurant for $9.85 a share—a 42% premium to the stock price. Shares surged higher, and we sold out of the position in order to fund what we viewed to be more attractive investment opportunities.

	–	Shares of Francesca’s Holdings surged higher in mid-March, after reporting better-than-expected quarterly results. The retailer offers apparel, jewelry, accessories and gifts. The stores are designed to feel like independently owned, upscale boutiques. The company has used proceeds from a successful initial public offering (IPO) to help finance growth plans. We sold the position in April to make room for higher-conviction investment opportunities.

•	The Fund benefited from positive performers across several sectors.

	–	In the industrial sector, InnerWorkings, Inc. was one of the top performers in the Fund. The company provides managed print and promotional procurement solutions to corporate clients in the US. We believe InnerWorkings has been posting very good numbers; in our view the company is growing nicely and we therefore continue to hold our position.

	–	Consumer staples company Central Garden & Pet Co. Class A was a strong contributor to performance throughout the period. The company is the leading innovator, marketer and producer of quality branded products for lawn and garden and pet supplies. Central Garden is undergoing a significant restructuring that we believe

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

38

UBS Small-Cap Equity Relationship Fund

will yield savings and growth for the company over the next two to three years. After the company presented an update on its business at an investor conference, its stock price moved higher.

•	Stock selection within technology was also a large contributor over the six month period.

	–	As of period end, we were underweight technology after taking profits in the information technology (IT) sector. This is not a top-down decision. We recently trimmed some IT stocks due to outperformance, while the IT weight in the Fund’s benchmark increased. In technology, we are overweight to software, equal weight to hardware and underweight to semiconductors and semiconductor equipment. We expect these positions to continue for the remainder of the year.

Our bias is toward companies which have many or all of the following characteristics: higher domestic exposure, strong revenue visibility, high cash flow yield, clean balance sheet and green-field growth opportunities despite the current environment.

	–	We participated in an IPO for Splunk, Inc., an information technology stock. Splunk helps manage machine-generated data. The stock price surged over 100% on the first day of trading.

What didn’t work

•	Stock selection in the energy sector was negative for performance. Many of the Fund’s largest performance detractors were energy names. All have been hurt due to concerns about the glut of natural gas and the resulting lower prices. Energy was the worst-performing sector during the six months.

	–	The Fund’s position in North American Energy Partners negatively impacted performance during the period. The company provides heavy construction and mining, piling and pipeline installation services. We sold out of North American Energy Partners in April, in order to reallocate to a more attractive investment opportunity.

	–	We initiated a new position in Alpha Natural Resources, Inc. during the middle of May. The company engages in producing, processing and selling steam and metallurgical coal. The stock was an underperformer in June due to several headwinds, including continuing falling coal prices, high inventories and investor concern over stalling growth in China. We believe Alpha Natural’s valuation is very attractive.

•	Several stock positions hindered relative performance during the six months.

	–	Revenue growth and pricing power have stalled for many industrial companies. One of these, Greenbrier Companies, was a negative contributor to Fund returns. The railroad car manufacturing company underperformed as investors grew concerned about weaker coal volumes in March due to the warmer weather. We sold out of Greenbrier in June in order to reallocate to a more attractive investment opportunity.

	–	The Fund’s position in Envivio, Inc. was the largest detractor in June, when we participated in its IPO. The company provides Internet protocol (IP) video processing and distribution solutions. Its customers include mobile and broadband service providers, cable multiple system operators and direct broadcast satellite service providers and content providers. We believe Envivio’s technology plays a key role in enabling high-quality multi-platform services to any screen—including TVs, PCs, tablets, gaming devices and smartphones. The shares are attractively valued, and we continue to hold them.

39

UBS Small-Cap Equity Relationship Fund

Portfolio highlights

•	Cinemark Holdings, Inc. operates 436 movie theaters with 5,000 screens. 75% of the company’s revenues come from the US, and 25% come from Latin America. Movies are affordable entertainment in an environment where the consumer is quite cautious. In fact, Cinemark has been able to routinely make incremental price increases without affecting demand, especially in Latin America. Cinemark generates sufficient cash to grow modestly and to pay a 4% dividend.

•	The merger of CLFC and NARA to form BBCN Bancorp Inc. will create a dominant banking presence in the Korean-American market in the bank’s main locations of San Francisco, Los Angeles, New York, Houston and Seattle. We believe the combined bank will benefit from economies of scale and competitive leadership in its niche market. We expect the combined entity to experience significant synergies from a revenue and cost perspective. BBCN is now starting to be recognized by larger Korean companies, like Hyundai, for its expertise in trade finance.

•	Bio-Rad Laboratories, Inc. Class A manufactures and sells instruments and consumables to the diagnostics and the life science industries. We believe that Bio Rad could benefit from health care reform, and should not be impacted by reimbursement cuts to pay for the reform. The company’s margins are well below those of competitors, and there are initial signs that management is focusing on margin improvement opportunities. Bio enjoys a large recurring revenue stream, has good top-line growth, has a long and consistent history of organic revenue growth, and has low Medicare reimbursement risk and an attractive valuation.

•	Greatbatch, Inc. manufactures and sells medical technology components to Original Equipment Manufacturers (OEMs), mostly in the cardiac rhythm management, neuromodulation, orthopedic and vascular industries. It also sells to non-medical customers, such as oil and gas OEMs. Greatbatch’s customers sell into attractive end-markets, which should support a long-term growth rate above GDP. We believe margins will expand over a multi-year period, and the company is attractively valued.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

40

UBS Small-Cap Equity Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	5 years	10 years

UBS Small-Cap Equity Relationship Fund	12.13%	(0.37)%	2.59%	8.11%

Russell 2000 Index[1]	8.53	(2.08)	0.54	7.00

[1]	The Russell 2000 Index is designed to measure the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

41

UBS Small-Cap Equity Relationship Fund

Top ten equity holdings (unaudited)
As of June 30, 2012
Percentage of
net assets

BBCN Bancorp, Inc.	2.2%
Bio-Rad Laboratories, Inc., Class A	2.2
Greatbatch, Inc.	2.2
Vail Resorts, Inc.	2.0
Cinemark Holdings, Inc.	1.9
Campus Crest Communities, Inc.	1.8
Regal-Beloit Corp.	1.7
InnerWorkings, Inc.	1.7
Tenneco, Inc.	1.7
Central Garden and Pet Co., Class A	1.7

Total	19.1%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	2.01%
Air freight & logistics	1.11
Auto components	1.70
Beverages	0.76
Building products	1.69
Capital markets	3.79
Chemicals	1.84
Commercial banks	6.88
Commercial services & supplies	1.71
Communications equipment	2.79
Construction & engineering	0.63
Diversified consumer services	1.56
Electric utilities	2.21
Electrical equipment	1.75
Electronic equipment, instruments & components	1.65
Energy equipment & services	0.86
Health care equipment & supplies	9.96
Health care providers & services	2.54
Hotels, restaurants & leisure	4.27
Household products	2.58
Insurance	1.46
Internet software & services	2.14
Life sciences tools & services	2.21
Machinery	2.44
Media	3.50
Metals & mining	1.36
Oil, gas & consumable fuels	3.29
Real estate investment trust (REIT)	7.70
Semiconductors & semiconductor equipment	0.40
Software	10.63
Textiles, apparel & luxury goods	2.29
Thrifts & mortgage finance	2.07
Trading companies & distributors	2.45

Total common stocks	94.23%

Short-term investment	5.08
Investment of cash collateral from securities loaned	0.76

Total investments	100.07%

Liabilities, in excess of cash and other assets	(0.07)

Net assets	100.00%

42

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks: 94.23%
Aerospace & defense: 2.01%
BE Aerospace, Inc.*	26,500	$1,156,990
LMI Aerospace, Inc.*	36,300	630,894

		1,787,884

Air freight & logistics: 1.11%
Hub Group, Inc., Class A*	27,400	991,880

Auto components: 1.70%
Tenneco, Inc.*	56,500	1,515,330

Beverages: 0.76%
National Beverage Corp.*	45,000	672,300

Building products: 1.69%
AO Smith Corp.	30,800	1,505,812

Capital markets: 3.79%
Evercore Partners, Inc., Class A	44,000	1,029,160
Golub Capital BDC, Inc.	70,300	1,060,827
PennantPark Investment Corp.	124,400	1,287,540

		3,377,527

Chemicals: 1.84%
Cytec Industries, Inc.	16,600	973,424
HB Fuller Co.	21,600	663,120

		1,636,544

Commercial banks: 6.88%
Banner Corp.	31,700	694,547
BBCN Bancorp, Inc.*	182,575	1,988,242
City National Corp.	18,600	903,588
East West Bancorp, Inc.	63,400	1,487,364
Prosperity Bancshares, Inc.	25,100	1,054,953

		6,128,694

Commercial services & supplies: 1.71%
InnerWorkings, Inc.*	112,800	1,526,184

Communications equipment: 2.79%
Aruba Networks, Inc.*	42,700	642,635
Finisar Corp.*	52,500	785,400
NETGEAR, Inc.*	30,700	1,059,457

		2,487,492

Construction & engineering: 0.63%
MasTec, Inc.*	37,300	560,992

Diversified consumer services: 1.56%
Regis Corp.	77,200	1,386,512
	Shares	Value

Electric utilities: 2.21%
Portland General Electric Co.	30,700	$818,462
UNS Energy Corp.	29,900	1,148,459

		1,966,921

Electrical equipment: 1.75%
Regal-Beloit Corp.	25,000	1,556,500

Electronic equipment, instruments & components: 1.65%
Audience, Inc.*	42,700	823,256
Rofin-Sinar Technologies, Inc.*	34,100	645,513

		1,468,769

Energy equipment & services: 0.86%
C&J Energy Services, Inc.*[1]	41,200	762,200

Health care equipment & supplies: 9.96%
AtriCure, Inc.*	69,526	668,145
CONMED Corp.	32,600	902,042
Cooper Cos., Inc.	16,400	1,308,064
Greatbatch, Inc.*	86,300	1,959,873
Hill-Rom Holdings, Inc.	37,700	1,163,045
ICU Medical, Inc.*	16,400	875,432
Integra LifeSciences Holdings Corp.*	24,100	896,038
STERIS Corp.	34,900	1,094,813

		8,867,452

Health care providers & services: 2.54%
Patterson Cos., Inc.	25,200	868,644
PSS World Medical, Inc.*	66,200	1,389,538

		2,258,182

Hotels, restaurants & leisure: 4.27%
Caribou Coffee Co., Inc.*	77,600	1,001,816
Vail Resorts, Inc.	35,800	1,792,864
WMS Industries, Inc.*	50,300	1,003,485

		3,798,165

Household products: 2.58%
Central Garden and Pet Co., Class A*	138,300	1,506,087
Spectrum Brands Holdings, Inc.*	24,200	788,194

		2,294,281

Insurance: 1.46%
Validus Holdings Ltd.	40,600	1,300,418

Internet software & services: 2.14%
Bazaarvoice, Inc.*[1]	16,400	298,480
Demandware, Inc.*	12,900	305,601
ExactTarget, Inc.*	14,100	308,226
ValueClick, Inc.*	60,800	996,512

		1,908,819

43

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks—(Concluded)
Life sciences tools & services: 2.21%
Bio-Rad Laboratories, Inc., Class A*	19,700	$1,970,197

Machinery: 2.44%
CIRCOR International, Inc.	21,900	746,571
Kaydon Corp.	28,000	598,920
Nordson Corp.	16,100	825,769

		2,171,260

Media: 3.50%
Cinemark Holdings, Inc.	74,500	1,702,325
ReachLocal, Inc.*	55,300	608,300
Valassis Communications, Inc.*[1]	36,800	800,400

		3,111,025

Metals & mining: 1.36%
Compass Minerals International, Inc.	15,900	1,212,852

Oil, gas & consumable fuels: 3.29%
Alpha Natural Resources, Inc.*	85,100	741,221
Berry Petroleum Co., Class A	27,100	1,074,786
Kodiak Oil & Gas Corp.*	135,600	1,113,276

		2,929,283

Real estate investment trust (REIT): 7.70%
Campus Crest Communities, Inc.	152,800	1,587,592
Hudson Pacific Properties, Inc.	73,100	1,272,671
LaSalle Hotel Properties	50,100	1,459,914
Mack-Cali Realty Corp.	46,000	1,337,220
Summit Hotel Properties, Inc.	143,200	1,198,584

		6,855,981

Semiconductors & semiconductor equipment: 0.40%
ON Semiconductor Corp.*	50,400	357,840

Software: 10.63%
Cadence Design Systems, Inc.*	92,600	1,017,674
Envivio, Inc.*	84,000	538,440
Exa Corp.*	84,700	898,667
Guidewire Software, Inc.*	22,800	641,136
Infoblox, Inc.*	20,700	474,651
NICE Systems Ltd. ADR*	22,600	827,160
Proofpoint, Inc.*	28,100	476,295
	Shares	Value

RealPage, Inc.*	27,000	$625,320
ServiceNow, Inc.*	7,800	191,880
Solera Holdings, Inc.	16,600	693,714
Splunk, Inc.*	16,000	449,600
SS&C Technologies Holdings, Inc.*	51,200	1,280,000
Tangoe, Inc.*	40,126	855,085
Websense, Inc.*	26,300	492,599

		9,462,221

Textiles, apparel & luxury goods: 2.29%
Iconix Brand Group, Inc.*	65,600	1,146,032
Movado Group, Inc.	35,804	895,816

		2,041,848

Thrifts & mortgage finance: 2.07%
Brookline Bancorp, Inc.	132,400	1,171,740
EverBank Financial Corp.*	61,800	671,766

		1,843,506

Trading companies & distributors: 2.45%
United Rentals, Inc.*	22,900	779,516
Watsco, Inc.	19,000	1,402,200

		2,181,716

Total common stocks
(cost $75,221,757)		83,896,587

Short-term investment: 5.08%
Investment company: 5.08%
UBS Cash Management Prime
Relationship Fund[2]
(cost $4,518,623)	4,518,623	4,518,623

Investment of cash collateral
from securities loaned: 0.76%
UBS Private Money Market Fund LLC[2]
(cost $677,547)	677,547	677,547

Total investments: 100.07%
(cost $80,417,927)		89,092,757

Liabilities, in excess of cash and
other assets: (0.07)%		(58,506)

Net assets: 100.00%		$89,034,251

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$12,382,875
Gross unrealized depreciation	(3,708,045)

Net unrealized appreciation of investments	$8,674,830

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes begin on page 45.

44

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$83,896,587	$—	$—	$83,896,587

Short-term investment	—	4,518,623	—	4,518,623

Investment of cash collateral from securities loaned	—	677,547	—	677,547

Total	$83,896,587	$5,196,170	$—	$89,092,757

Portfolio footnotes
*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at June 30, 2012.
[2]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

					Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12

UBS Cash Management Prime Relationship Fund	$3,535,844	$13,645,986	$12,663,207	$4,518,623	$3,800

UBS Private Money Market Fund LLC[a]	227,500	37,473,635	37,023,588	677,547	1,053

	$3,763,344	$51,119,621	$49,686,795	$5,196,170	$4,853

[a]	The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.	45

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance
 For the six months ended June 30, 2012, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 5.31%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 9.38%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The past six months have seen rapid shifts between lower risk environments and higher volatility periods. Macroeconomic concerns hindered the markets, making it a challenging time to be an active manager. Headwinds included fears of slower growth in China, the ongoing crisis in the Eurozone, a spike in correlations between stocks and the uncertainty surrounding the US fiscal cliff and the presidential election. Faced with such uncertainty, many investors ignored company fundamentals in favor of short-term news. Thus, it was difficult to add value through forward-looking analysis.

The Fund’s underperformance versus the Index was due primarily to stock selection decisions.

Portfolio performance summary1
What worked

•	Several short positions contributed to the Fund’s returns. Notably, shares of JC Penney declined, and the Fund’s short position made a positive contribution to relative returns. The company’s new CEO established a policy of “everyday low prices” and eliminated one-day sales and other promotions. Shoppers did not respond well to this new policy, and the company’s shares have suffered as a result.

•	Amazon.com was the Fund’s most successful holding during the period. After Amazon.com reported revenue and earnings that topped expectations, its share price rose 16% in one day. Amazon.com is benefitting from strong consumer demand for the Kindle Fire and a large increase in sales for outside vendors through its website. We believe the company is rapidly expanding and investing in its business for the long term, rather than seeking immediate profit. (For details, see “Portfolio highlights.”)

•	Several of the Fund’s information technology stocks were strong contributors to relative performance.

	–	The Fund’s position in Skyworks Solutions, Inc. was the largest contributor to performance. Skyworks is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. The company reported strong fourth quarter earnings and provided solid guidance for 2012. Samsung, Apple and other wireless device providers continue to perform well, and their performance continues to benefit their suppliers, including Skyworks Solutions. We believe the company is well-positioned for the launch of the iPhone 5. (For details, see “Portfolio highlights.”)

	–	The Fund’s holding in Apple continues to be a major contributor to performance. Despite the passing of Steve Jobs, the company continues to roll out advancements in their current product line. The new iPad and new Apple TV went on sale in March, while the iPhone 5 is expected to launch in the second half of 2012.

•	Comcast and Norfolk Southern were positive for performance during the six months.

	–	Comcast Corp. made a significant contribution to relative returns. The company’s stock price outperformed, based on Comcast’s solid cable segment growth, combined with the many improvements at NBCUniversal. Comcast delivers a well-diversified and stable cash flow for investors. We believe the management team is

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

46

UBS U.S. Equity Alpha Relationship Fund

executing well, and that the franchise is strong. Both Comcast’s on-demand function and XFinity, the company’s go-anywhere app, are gaining traction.

	–	Norfolk Southern Corp. was a large stock contributor during the period. The railroad has been executing well, and we believe it offers attractive growth in an uncertain macro market. Railroad traffic seems to be strengthening, and the company reported solid first quarter results. Earnings results were better than expected, as increasing automotive deliveries helped counter falling coal shipments. Norfolk’s results showed strong traffic diversity due to excellent resource management and asset utilization. (For details, see “Portfolio highlights.”)

What didn’t work

•	Several stock positions detracted from relative performance during the six months.

	–	Celanese Corp. was a negative performer during the period. The company manufactures and sells value-added chemicals, thermoplastic polymers and other chemical-based products. Celanese’s proprietary synthetic ethanol is under pressure from corn-based ethanol, which receives government subsidies. But we believe that Celanese’s ethanol technology is more insulated from macroeconomic headwinds. And we have doubts about the long-term sustainability of the subsidies. We maintain the Fund’s position in the stock.

	–	NII Holdings Inc. was also a large stock detractor, after the Latin America wireless company reported disappointing results and guidance. The market has been concerned over the company’s 3G network build-out and the deterioration of Latin America currencies. We believe both these fears are overdone. The competition in Brazil has sharpened, but the market is now pricing in excessively pessimistic scenarios. We believe the valuation for NII Holdings is very attractive, and we continue to hold the stock. (For details, see “Portfolio highlights.”)

•	Stock selection in the energy sector was negative for performance.

	–	Ultra Petroleum Corp. has struggled with falling natural gas prices. We view the company as an undervalued asset whose significant natural gas reserves will command higher prices over the longer term. Ultra manages to earn above cost of capital returns despite the weak price environment. We expect the stock to recover, as industry gas volumes begin to come down later in 2012 as a consequence of already reduced rig counts in key producing regions. Ultra should benefit from its ability to convert to liquid natural gas (LNG) for export to Europe.

	–	Shares of Hess Corp. declined along with much of the energy sector as crude oil prices fell during the six months. It has certainly been “risk-off” within energy, and the E&P (energy and power) stocks have underperformed. Hess has been hit by a confluence of bad luck so far this year—bad weather in the Bakken, a fire at BP-operated Valhall field in the North Sea, and the implosion of Libya—which means they missed production guidance for 2011. We believe most of the volumes will come back in 2012, and that the Bakken economics are better than the market assumes. Also, a recent discovery in Ghana (near the Tullow/Anadarko block) could potentially add significant value to Hess.

•	Kroger and ServiceSource also negatively impacted relative returns during the six months.

	–	Kroger Co. is a strong player in the traditional grocery industry. At the moment, it is trading at a discount to what we believe to be its intrinsic value. The stock price has been hurt by high food and commodity prices. Kroger has been unable to pass the increased costs along to its customers. (For details, see “Portfolio highlights.”)

47

UBS U.S. Equity Alpha Relationship Fund

	–	Shares of ServiceSource International, Inc. declined during the period. The company has a unique business model that seeks to increase subscription renewal rates for technology service providers. The company seeks payment only based on the growth in renewals it is able to achieve.

Portfolio highlights

•	Amazon.com serves consumers through its retail websites and focuses on selection, price and convenience. We believe the company will sustain its high revenue growth rate due to increased numbers of Amazon Prime customers, who demonstrate very high repeat purchase patterns, and through the expansion of Amazon Prime benefits (most recently, free video streaming). We believe the company will increase the number of product lines served and increase delivery speed through the expansion of its fulfillment network. Amazon is well-positioned to defend its physical media business (books, music and movies) and will continue to innovate with its dedicated book reader, the Kindle. As Amazon gains scale across its businesses, operating margins should gradually increase.

•	Skyworks Solutions, Inc. is a wireless semiconductor company that has benefited from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. Samsung, Apple and other wireless device providers continue to perform well and their performance continues to benefit their suppliers, including Skyworks. We believe Skyworks’ technology will become an increasingly larger portion of the content in wireless devices, and should be boosted by further transitions to 3G and 4G networks.

•	Norfolk Southern Corp., a freight railroad, is primarily engaged in the rail transportation of raw materials, intermediate products and finished goods through the interchange with rail carriers throughout the US. We expect the company to achieve steady revenue growth through solid increases in prices and volumes. From the volume perspective, intermodal transport of trailers and containers represents a significant growth opportunity. Norfolk Southern competes primarily with the trucking industry. The rail industry as a whole has benefited from improved service, fuel cost savings and growing truck driver costs, over the past 10 years. We expect technological improvements to provide opportunities for labor cost savings and more efficient locomotive fuel consumption. We believe the company is undervalued.

•	NII Holdings Inc. provides wireless communication services under the Nextel brand name to businesses and individuals in Mexico, Brazil, Argentina, Peru and Chile. Though the market has punished NII recently, we believe the company’s 3G network and unique position at the high-end of the market should allow it to become a leader in the post-paid smartphone segment in Latin America. Cheap Android handsets will become increasingly available in the second half of 2012, and wireless data will represent the only Internet access available to many subscribers in the countries where NII operates.

•	Kroger Co. has spent the last several years intensely focused on changing its business processes to ensure its long-term success in the grocery space. We believe the stock price does not reflect the company’s normalized sales and margin structure. We like the company’s local market share and its experience competing against Wal-Mart, which its peers lack. We believe Kroger has significant leverage potential within a normal sales environment for a mature retailer in a mature format.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

48

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	5 years	Inception[1]

UBS U.S. Equity Alpha Relationship Fund	5.31%	(1.73)%	(2.65)%	2.35%

Russell 1000 Index[2]	9.38	4.37	0.39	3.94

[1]	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.
[2]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

49

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)[1,2]
As of June 30, 2012
Percentage of
net assets

Apple, Inc.	6.4%
Amazon.com, Inc.	5.2
Time Warner, Inc.	4.0
Wells Fargo & Co.	3.6
General Dynamics Corp.	3.5
Edison International	3.4
Adobe Systems, Inc.	3.4
Illinois Tool Works, Inc.	3.3
Kroger Co.	3.2
NextEra Energy, Inc.	3.1

Total	39.1%

[1]	Only long positions are considered for top ten holdings.
[2]	Figures represent the direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

50

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	4.97%
Auto components	1.57
Biotechnology	3.64
Capital markets	3.13
Chemicals	3.08
Commercial banks	5.39
Commercial services & supplies	0.98
Communications equipment	1.42
Computers & peripherals	8.64
Containers & packaging	0.58
Diversified financial services	5.27
Electric utilities	6.57
Energy equipment & services	5.79
Food & staples retailing	3.84
Food products	2.90
Health care equipment & supplies	4.00
Health care providers & services	2.32
Hotels, restaurants & leisure	1.05
Household products	2.78
Insurance	2.53
Internet & catalog retail	5.22
Internet software & services	0.79
IT services	1.64
Life sciences tools & services	1.54
Machinery	3.27
Media	8.71
Multiline retail	2.51
Multi-utilities	2.28
Oil, gas & consumable fuels	5.81
Pharmaceuticals	5.92
Real estate investment trust (REIT)	2.93
Road & rail	4.78
Semiconductors & semiconductor equipment	5.62
Software	5.13
Textiles, apparel & luxury goods	1.91
Wireless telecommunication services	1.52

Total common stocks	130.03%

Investment company
SPDR S&P 500 ETF Trust	1.63
Short-term investment	2.57

Total investments before
investments sold short	134.23%
Investments sold short
Common stocks
Biotechnology	(0.31)%
Capital markets	(1.52)
Chemicals	(0.34)
Commercial banks	(2.60)
Commercial services & supplies	(1.02)
Computers & peripherals	(1.15)
Consumer finance	(0.32)
Diversified financial services	(0.33)
Electric utilities	(1.12)
Gas utilities	(0.49)
Health care equipment & supplies	(0.99)
Health care providers & services	(1.06)
Hotels, restaurants & leisure	(3.58)
Industrial conglomerates	(1.07)
IT services	(0.42)
Life sciences tools & services	(0.55)
Machinery	(1.01)
Media	(2.51)
Multiline retail	(1.97)
Multi-utilities	(2.13)
Office electronics	(0.39)
Oil, gas & consumable fuels	(1.04)
Pharmaceuticals	(2.15)
Real estate investment trust (REIT)	(0.63)
Semiconductors & semiconductor equipment	(1.23)
Software	(1.79)
Specialty retail	(1.05)
Trading companies & distributors	(0.40)
Water utilities	(1.45)

Total investments sold short	(34.62)%

Total investments, net of investments sold short	99.61
Cash and other assets, less liabilities	0.39

Net assets	100.00%

1	Figures represent the industry breakdown of direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks: 130.03%
Aerospace & defense: 4.97%
Boeing Co.[1]	23,600	$1,753,480
General Dynamics Corp.[1]	63,100	4,162,076

		5,915,556

Auto components: 1.57%
Johnson Controls, Inc.[1]	67,300	1,864,883

Biotechnology: 3.64%
Acorda Therapeutics, Inc.*[1]	44,700	1,053,132
Alexion Pharmaceuticals, Inc.*[1]	11,600	1,151,880
Alnylam Pharmaceuticals, Inc.*	30,100	351,267
Gilead Sciences, Inc.*[1]	34,700	1,779,416

		4,335,695

Capital markets: 3.13%
Goldman Sachs Group, Inc.[1]	9,300	891,498
Invesco Ltd.[1]	54,100	1,222,660
Morgan Stanley[1]	110,400	1,610,736

		3,724,894

Chemicals: 3.08%
Celanese Corp., Series A1	63,100	2,184,522
Dow Chemical Co.[1]	47,200	1,486,800

		3,671,322

Commercial banks: 5.39%
US Bancorp[1]	67,300	2,164,368
Wells Fargo & Co.[1]	127,200	4,253,568

		6,417,936

Commercial services & supplies: 0.98%
Republic Services, Inc.[1]	43,900	1,161,594

Communications equipment: 1.42%
Juniper Networks, Inc.*[1]	103,500	1,688,085

Computers & peripherals: 8.64%
Apple, Inc.*[1]	13,000	7,592,000
NetApp, Inc.*[1]	30,900	983,238
SanDisk Corp.*[1]	46,900	1,710,912

		10,286,150

Containers & packaging: 0.58%
Rock-Tenn Co., Class A1	12,700	692,785

Diversified financial services: 5.27%
Citigroup, Inc.[1]	95,250	2,610,803
CME Group, Inc.[1]	3,600	965,196
JPMorgan Chase & Co.[1]	75,500	2,697,615

		6,273,614
	Shares	Value

Electric utilities: 6.57%
Edison International[1]	88,700	$4,097,940
NextEra Energy, Inc.[1]	54,100	3,722,621

		7,820,561

Energy equipment & services: 5.79%
Baker Hughes, Inc.[1]	23,000	945,300
Ensco PLC, Class A	38,000	1,784,860
Halliburton Co.	28,400	806,276
McDermott International, Inc.*[1]	38,800	432,232
Noble Corp.*[1]	89,900	2,924,447

		6,893,115

Food & staples retailing: 3.84%
Kroger Co.[1]	162,200	3,761,418
Wal-Mart Stores, Inc.[1]	11,600	808,752

		4,570,170

Food products: 2.90%
Kraft Foods, Inc., Class A1	89,300	3,448,766

Health care equipment & supplies: 4.00%
Baxter International, Inc.[1]	28,700	1,525,405
Covidien PLC[1]	16,800	898,800
Hill-Rom Holdings, Inc.[1]	19,200	592,320
Medtronic, Inc.[1]	45,200	1,750,596

		4,767,121

Health care providers & services: 2.32%
HCA Holdings, Inc.[1]	43,800	1,332,834
UnitedHealth Group, Inc.[1]	24,500	1,433,250

		2,766,084

Hotels, restaurants & leisure: 1.05%
Starbucks Corp.[1]	23,400	1,247,688

Household products: 2.78%
Colgate-Palmolive Co.[1]	31,800	3,310,380

Insurance: 2.53%
Aflac, Inc.[1]	31,200	1,328,808
MetLife, Inc.[1]	54,600	1,684,410

		3,013,218

Internet & catalog retail: 5.22%
Amazon.com, Inc.*[1]	27,200	6,211,120

Internet software & services: 0.79%
Facebook, Inc., Class A*	30,300	942,936

IT services: 1.64%
ServiceSource International, Inc.*[1]	141,400	1,958,390

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks—(Concluded)
Life sciences tools & services: 1.54%
Bio-Rad Laboratories, Inc., Class A*[1]	12,400	$1,240,124
Bruker Corp.*[1]	44,700	594,957

		1,835,081

Machinery: 3.27%
Illinois Tool Works, Inc.[1]	73,600	3,892,704

Media: 8.71%
Comcast Corp., Class A1	100,900	3,225,773
Time Warner, Inc.[1]	125,000	4,812,500
Viacom, Inc., Class B1	49,500	2,327,490

		10,365,763

Multiline retail: 2.51%
Kohl’s Corp.[1]	29,400	1,337,406
Macy’s, Inc.[1]	48,000	1,648,800

		2,986,206

Multi-utilities: 2.28%
PG&E Corp.[1]	59,900	2,711,673

Oil, gas & consumable fuels: 5.81%
EOG Resources, Inc.[1]	16,400	1,477,804
EQT Corp.[1]	35,800	1,919,954
Hess Corp.[1]	35,800	1,555,510
Peabody Energy Corp.[1]	22,700	556,604
Ultra Petroleum Corp.*[1]	60,900	1,404,963

		6,914,835

Pharmaceuticals: 5.92%
Allergan, Inc.[1]	10,900	1,009,013
Hospira, Inc.*[1]	26,900	940,962
Johnson & Johnson[1]	13,200	891,792
Merck & Co., Inc.[1]	76,500	3,193,875
Teva Pharmaceutical Industries Ltd. ADR	25,700	1,013,608

		7,049,250

Real estate investment trust (REIT): 2.93%
American Campus Communities, Inc.[1]	21,900	985,062
American Capital Agency Corp.[1]	43,900	1,475,479
Digital Realty Trust, Inc.[1]	13,700	1,028,459

		3,489,000

Road & rail: 4.78%
Hertz Global Holdings, Inc.*[1]	229,800	2,941,440
Norfolk Southern Corp.[1]	38,300	2,748,791

		5,690,231

Semiconductors & semiconductor equipment: 5.62%
Atmel Corp.*[1]	277,900	1,861,930
Intersil Corp., Class A1	209,800	2,234,370
	Shares	Value

Skyworks Solutions, Inc.*[1]	95,000	$2,600,150

		6,696,450

Software: 5.13%
Adobe Systems, Inc.*[1]	125,400	4,059,198
Symantec Corp.*[1]	140,000	2,045,400

		6,104,598

Textiles, apparel & luxury goods: 1.91%
Coach, Inc.[1]	18,800	1,099,424
Ralph Lauren Corp.[1]	8,400	1,176,504

		2,275,928

Wireless telecommunication services: 1.52%
MetroPCS Communications, Inc.*[1]	117,700	712,085
NII Holdings, Inc.*[1]	107,400	1,098,702

		1,810,787

Total common stocks
(cost $147,678,181)		154,804,569

Investment company: 1.63%
SPDR S&P 500 ETF Trust
(cost $1,907,056)	14,200	1,935,034

Short-term investment: 2.57%
Investment company: 2.57%
UBS Cash Management Prime
Relationship Fund[2]
(cost $3,063,365)	3,063,365	3,063,365

Total investments before
investments sold short: 134.23%
(cost $152,648,602)		159,802,968

Investments sold short: (34.62)%
Common stocks: (34.62)%
Biotechnology: (0.31)%
Celgene Corp.	(5,800)	(372,128)

Capital markets: (1.52)%
Charles Schwab Corp.	(79,400)	(1,026,642)
Northern Trust Corp.	(8,900)	(409,578)
T. Rowe Price Group, Inc.	(5,900)	(371,464)

		(1,807,684)

Chemicals: (0.34)%
Praxair, Inc.	(3,700)	(402,301)

Commercial banks: (2.60)%
Associated Banc-Corp.	(30,400)	(400,976)
BB&T Corp.	(18,600)	(573,810)
M&T Bank Corp.	(5,400)	(445,878)
PNC Financial Services Group, Inc.	(15,500)	(947,205)
TCF Financial Corp.	(30,800)	(353,584)

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Investments sold short—(Continued)
Common stocks—(Continued)
Commercial banks—(Concluded)
Zions Bancorporation	(19,500)	$(378,690)

		(3,100,143)

Commercial services & supplies: (1.02)%
Healthcare Services Group, Inc.	(26,000)	(503,880)
Pitney Bowes, Inc.	(47,450)	(710,327)

		(1,214,207)

Computers & peripherals: (1.15)%
Lexmark International, Inc., Class A	(18,300)	(486,414)
Seagate Technology PLC	(35,600)	(880,388)

		(1,366,802)

Consumer finance: (0.32)%
American Express Co.	(6,600)	(384,186)

Diversified financial services: (0.33)%
Bank of America Corp.	(48,400)	(395,912)

Electric utilities: (1.12)%
Hawaiian Electric Industries, Inc.	(24,400)	(695,888)
Pepco Holdings, Inc.	(32,300)	(632,111)

		(1,327,999)

Gas utilities: (0.49)%
Questar Corp.	(27,700)	(577,822)

Health care equipment & supplies: (0.99)%
IDEXX Laboratories, Inc.	(5,400)	(519,102)
Intuitive Surgical, Inc.	(1,200)	(664,548)

		(1,183,650)

Health care providers & services: (1.06)%
Humana, Inc.	(7,200)	(557,568)
Laboratory Corp. of America Holdings	(7,600)	(703,836)

		(1,261,404)

Hotels, restaurants & leisure: (3.58)%
Choice Hotels International, Inc.	(47,400)	(1,892,682)
Hyatt Hotels Corp., Class A	(19,000)	(706,040)
Starwood Hotels & Resorts Worldwide, Inc.	(31,400)	(1,665,456)

		(4,264,178)

Industrial conglomerates: (1.07)%
Tyco International Ltd.	(24,100)	(1,273,685)

IT services: (0.42)%
Cognizant Technology Solutions Corp.,
Class A	(8,400)	(504,000)
	Shares	Value

Life sciences tools & services: (0.55)%
Mettler-Toledo International, Inc.	(4,200)	$(654,570)

Machinery: (1.01)%
AGCO Corp.	(26,200)	(1,198,126)

Media: (2.51)%
Discovery Communications, Inc., Class A	(14,900)	(804,600)
Gannett Co., Inc.	(79,300)	(1,168,089)
Lamar Advertising Co., Class A	(35,600)	(1,018,160)

		(2,990,849)

Multiline retail: (1.97)%
Dollar General Corp.	(28,200)	(1,533,798)
JC Penney Co., Inc.	(35,000)	(815,850)

		(2,349,648)

Multi-utilities: (2.13)%
Consolidated Edison, Inc.	(11,300)	(702,747)
Integrys Energy Group, Inc.	(11,500)	(654,005)
MDU Resources Group, Inc.	(26,500)	(572,665)
TECO Energy, Inc.	(33,800)	(610,428)

		(2,539,845)

Office electronics: (0.39)%
Xerox Corp.	(58,500)	(460,395)

Oil, gas & consumable fuels: (1.04)%
ConocoPhillips	(3,900)	(217,932)
Pioneer Natural Resources Co.	(11,600)	(1,023,236)

		(1,241,168)

Pharmaceuticals: (2.15)%
Eli Lilly & Co.	(35,400)	(1,519,014)
Perrigo Co.	(8,800)	(1,037,784)

		(2,556,798)

Real estate investment trust (REIT): (0.63)%
AvalonBay Communities, Inc.	(2,700)	(381,996)
Equity Residential	(5,800)	(361,688)

		(743,684)

Semiconductors & semiconductor equipment: (1.23)%
Intel Corp.	(11,500)	(306,475)
KLA-Tencor Corp.	(13,100)	(645,175)
Teradyne, Inc.	(36,400)	(511,784)

		(1,463,434)

Software: (1.79)%
BMC Software, Inc.	(20,700)	(883,476)
Compuware Corp.	(52,100)	(484,009)
Red Hat, Inc.	(6,000)	(338,880)
Synopsys, Inc.	(14,400)	(423,792)

		(2,130,157)

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Investments sold short—(Concluded)
Common stocks—(Concluded)
Specialty retail: (1.05)%
CarMax, Inc.	(15,000)	$(389,100)
Staples, Inc.	(37,000)	(482,850)
Williams-Sonoma, Inc.	(10,900)	(381,173)

		(1,253,123)

Trading companies & distributors: (0.40)%
Fastenal Co.	(11,800)	(475,658)

Water utilities: (1.45)%
American Water Works Co., Inc.	(27,700)	(949,556)
	Shares	Value

Aqua America, Inc.	(31,100)	$(776,256)

		(1,725,812)
Total investments sold short
(proceeds $36,694,201)		(41,219,368)

Total investments, net of investments
sold short: 99.61%		118,583,600

Cash and other assets,
less liabilities: 0.39%		468,377

Net assets: 100.00%		$119,051,977

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$19,130,303
Gross unrealized depreciation	(11,975,937)

Net unrealized appreciation of investments	$7,154,366

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes are disclosed below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$154,804,569	$—	$—	$154,804,569

Common stocks sold short	(41,219,368)	—	—	(41,219,368)

Investment company	1,935,034	—	—	1,935,034

Short-term investment	—	3,063,365	—	3,063,365

Total	$115,520,235	$3,063,365	$—	$118,583,600

Portfolio footnotes
*	Non-income producing security.
1	All or a portion of these securities have been delivered to cover open short positions.
2	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12

UBS Cash Management Prime Relationship Fund	$1,150,965	$12,042,582	$10,130,182	$3,063,365	$1,228

See accompanying notes to financial statements.	55

UBS U.S. Large Cap Equity Relationship Fund

Portfolio performance
For the six months ended June 30, 2012, UBS U.S. Large Cap Equity Relationship Fund (the “Fund”) returned 5.92%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 9.38%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The past six months have seen rapid shifts between lower risk environments and higher volatility periods. Macroeconomic concerns hindered the markets, making it a challenging time to be an active manager. Headwinds included fears of slower growth in China, the ongoing crisis in the Eurozone, a spike in correlations between stocks and the uncertainty surrounding the US fiscal cliff and the presidential election. Faced with such uncertainty, many investors ignored company fundamentals in favor of short-term news. Thus, it was difficult to add value through forward-looking analysis.

The Fund’s underperformance versus the Index was due primarily to stock selection decisions.

Portfolio performance summary1
What worked

•	Several of the Fund’s information technology stocks contributed strongly to Fund performance.

	–	The Fund’s position in Skyworks Solutions, Inc. was the largest contributor to performance. Skyworks is a wireless semiconductor company that has benefited from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. The company reported strong fourth quarter earnings and provided solid guidance for 2012. Samsung, Apple and other wireless device providers continue to perform well, and their performance continues to benefit their suppliers, including Skyworks Solutions. We believe the company is well-positioned for the launch of the iPhone 5. (For details, see “Portfolio highlights.”)

	–	Apple continues to be positive for relative performance. Despite the passing of Steve Jobs, the company continues to roll out advancements in their current product line: the new iPad and new Apple TV went on sale in March, while the iPhone 5 is expected to launch in the second half of 2012.

•	Stock selection in the biotechnology industry group was positive for relative performance. This industry group includes some risks, as well as the potential for significant upside. A wealth of new developments and technologies has made this a golden age for biotech. Several of the Fund’s stocks in this group outperformed during the past year.

One notable example is Amylin Pharmaceuticals, which announced its sale to Bristol-Myers Squibb for $31.00 per share in cash, or roughly $5.3 billion, at the end of the reporting period. Rumors had persisted that the company, which develops diabetes drugs, was a prime takeover target, and the stock traded higher on the news. We exited our position in Amylin following the takeover bid from Bristol-Meyers, near our estimate of fair value. (For details, see “Portfolio highlights.”)

•	Stocks, including Comcast and HCA Holdings, were top contributors to active performance.

	–	Comcast Corp., Class A made a significant contribution to relative returns. The company’s stock price outperformed based on Comcast’s solid cable segment growth, combined with the many improvements at NBCUniversal. Comcast delivers a well-diversified and stable cash flow for investors. We believe the

1	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Large Cap Equity Relationship Fund

management team is executing well, and that the franchise is strong. Comcast’s on-demand function is gaining traction, as is Xfinity, the company’s go-anywhere app.

	–	Shares of HCA Holdings, Inc. were up during the period. HCA operates hospitals, outpatient facilities and clinics in the US. The stock rallied at the end of June after the Supreme Court announced its ruling upholding provisions of President Obama’s health care law. This decision removed much of the uncertainty surrounding the health care field, and made it much less likely that the law will be overturned. HCA should benefit from enhanced coverage of its patients and higher utilization of its facilities.

•	Stock selection in the banking industry group was successful during the six months.

	–	Notably, Wells Fargo & Co. benefited from its strong balance sheet, as well as from lower exposure to Europe than its peers. Stabilizing prices in the housing market also helped the stock outperform. Through its subsidiaries, Wells Fargo provides retail, commercial, and corporate banking services primarily in the US. (For details, see “Portfolio highlights.”)

What didn’t work

•	The Fund was hindered by its telecommunications holdings.

	–	The Fund’s position in MetroPCS Communications has struggled since we established it during the month of March 2012. The company provides wireless broadband mobile services in the US, and specializes in the pre-paid (no contract) niche. This segment is growing at a much higher rate than the overall wireless industry. Additionally, unemployment levels within the lower income segment are a key driver of net additions. Market fears over MetroPCS’s capital expenditures and its transition to 4G in 2012 have led to what we view as an overly pessimistic valuation for the stock. We believe industry consolidation in the US wireless market will continue. MetroPCS is an attractive asset to a larger carrier looking for exposure to the pre-paid market segment.

	–	NII Holdings Inc. was also a large stock detractor this past quarter, after the Latin America wireless company reported disappointing results and guidance. The market has been concerned over the company’s 3G network build-out and the deterioration of Latin American currencies. We believe both these fears are overdone. The competition in Brazil has sharpened, but the market is now pricing in excessively pessimistic scenarios. We believe the valuation for NII Holdings is very attractive, and we continue to hold the stock. (For details, see “Portfolio highlights.”)

•	Several stock positions detracted from relative performance during the six months.

	–	Celanese Corp. was a negative performer during the period. The company manufactures and sells value-added chemicals, thermoplastic polymers and other chemical-based products. Celanese’s proprietary synthetic ethanol is under pressure from corn-based ethanol, which receives government subsidies. But we believe that Celanese’s ethanol technology is more insulated from macroeconomic headwinds, and we have doubts about the long-term sustainability of the subsidies. We maintain the Fund’s position in the stock.

•	Stock selection in the energy sector was negative for performance.

	–	Shares of Hess Corp. declined along with much of the energy sector as crude oil prices fell during the six months. It has certainly been “risk-off” within energy, and the E&P (energy and power) stocks have underperformed. Hess has been hit by a confluence of bad luck so far this year—bad weather in the Bakken, a fire at BP-operated

UBS U.S. Large Cap Equity Relationship Fund

Valhall field in the North Sea, and the implosion of Libya—which means they missed production guidance for 2011. We believe most of the volumes will come back in 2012, and the Bakken economics are better than the market assumes. Also, a recent discovery in Ghana (near the Tullow/Anadarko block) could potentially add significant value to Hess.

	–	Ultra Petroleum Corp. has struggled with falling natural gas prices. We view the company as an undervalued asset whose significant natural gas reserves will command higher prices over the longer term. Ultra has managed to earn above cost of capital returns, despite the weak price environment. We expect the stock to recover as industry gas volumes begin to come down later in 2012 as a consequence of already-reduced rig counts in key producing regions. Additionally, Ultra should benefit from its ability to convert to liquid natural gas (LNG) for export to Europe.

	–	Peabody Energy Corp., a coal producer, was also hurt by low natural gas prices. Peabody produces Powder River Basin coal, which is currently more expensive than natural gas. Fears of a global recession and slowing growth in China have dominated the equity markets over the last year.

Portfolio highlights

•	Skyworks Solutions, Inc. is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. Samsung, Apple and other wireless device providers continue to perform well and their performance continues to benefit their suppliers, including Skyworks. We believe Skyworks’ technology will become an increasingly larger portion of the content in wireless devices, and should be boosted by further transitions to 3G and 4G networks.

•	Amylin Pharmaceuticals has developed a series of drugs for the treatment of diabetes. This made the company very attractive to larger companies within the industry. Bristol-Myers Squibb’s original bid of $22 a share in cash was rejected by Amylin as too low. Takeover rumors persisted, with other potential suitors in the mix, until Bristol-Myers came back with a higher offer that Amylin accepted.

•	Wells Fargo & Co. operates in three segments: Community Banking, Wholesale Banking, and Wealth, Brokerage and Retirement. We believe the company will experience above-peer profitability and earnings growth over the next several years as a result of solid revenue growth, improving expense leverage and declining credit costs. We expect revenue growth to be driven by a combination of leveraging the underutilized Wachovia franchise, solid earning asset growth and an improving net interest margin. We also believe the company will aggressively manage capital via a combination of increased dividends and share repurchases.

•	NII Holdings, Inc. provides wireless communication services under the Nextel brand name to businesses and individuals in Mexico, Brazil, Argentina, Peru and Chile. Though the market has punished NII recently, we believe the company’s 3G network and unique position at the high-end of the market should allow it to become a leader in the post-paid smartphone segment in Latin America. Cheap Android handsets will become increasingly available in the second half of 2012, and wireless data will represent the only Internet access available to many subscribers in the countries where NII operates.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Large Cap Equity Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	5 years	10 years

UBS U.S. Large Cap Equity Relationship Fund	5.92%	(1.56)%	(1.85)%	5.43%

Russell 1000 Index[1]	9.38	4.37	0.39	5.72

1	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Large Cap Equity Relationship Fund

Top ten equity holdings (unaudited)
As of June 30, 2012
Percentage of
net assets

Apple, Inc.	5.2%
Wells Fargo & Co.	3.1
Adobe Systems, Inc.	2.2
Hertz Global Holdings, Inc.	2.2
Citigroup, Inc.	2.2
JPMorgan Chase & Co.	2.1
General Dynamics Corp.	2.1
Illinois Tool Works, Inc.	2.1
Exxon Mobil Corp.	2.0
Norfolk Southern Corp.	1.9

Total	25.1%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	3.78%
Auto components	0.81
Biotechnology	4.01
Capital markets	2.59
Chemicals	2.80
Commercial banks	4.87
Communications equipment	0.95
Computers & peripherals	7.36
Containers & packaging	0.60
Diversified financial services	5.41
Electric utilities	2.34
Energy equipment & services	5.73
Health care equipment & supplies	2.66
Health care providers & services	2.83
Hotels, restaurants & leisure	1.04
Household products	1.50
Insurance	2.28
Internet & catalog retail	1.70
Internet software & services	0.79
IT services	1.57
Life sciences tools & services	1.11
Machinery	2.06
Media	4.60
Multiline retail	2.35
Multi-utilities	1.11
Oil, gas & consumable fuels	5.84
Paper & forest products	0.60
Pharmaceuticals	4.99
Real estate investment trust (REIT)	2.49
Road & rail	4.14
Semiconductors & semiconductor equipment	4.72
Software	3.70
Textiles, apparel & luxury goods	2.54
Tobacco	1.52
Wireless telecommunication services	1.45

Total common stocks	98.84%

Short-term investment	1.20

Total investments	100.04%

Liabilities, in excess of cash and other assets	(0.04)

Net assets	100.00%

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks: 98.84%
Aerospace & defense: 3.78%
Boeing Co.	9,000	$668,700
General Dynamics Corp.	12,200	804,712

		1,473,412

Auto components: 0.81%
Johnson Controls, Inc.	11,400	315,894

Biotechnology: 4.01%
Acorda Therapeutics, Inc.*	12,800	301,568
Alexion Pharmaceuticals, Inc.*	3,400	337,620
Alnylam Pharmaceuticals, Inc.*	10,100	117,867
Cubist Pharmaceuticals, Inc.*	5,800	219,878
Gilead Sciences, Inc.*	11,400	584,592

		1,561,525

Capital markets: 2.59%
Invesco Ltd.	21,100	476,860
Morgan Stanley	36,600	533,994

		1,010,854

Chemicals: 2.80%
Celanese Corp., Series A	14,000	484,680
Dow Chemical Co.	19,300	607,950

		1,092,630

Commercial banks: 4.87%
US Bancorp	21,100	678,576
Wells Fargo & Co.	36,500	1,220,560

		1,899,136

Communications equipment: 0.95%
Juniper Networks, Inc.*	22,600	368,606

Computers & peripherals: 7.36%
Apple, Inc.*	3,500	2,044,000
NetApp, Inc.*	11,600	369,112
SanDisk Corp.*	12,500	456,000

		2,869,112

Containers & packaging: 0.60%
Rock-Tenn Co., Class A	4,300	234,565

Diversified financial services: 5.41%
Citigroup, Inc.	31,070	851,629
CME Group, Inc.	1,600	428,976
JPMorgan Chase & Co.	23,200	828,936

		2,109,541

Electric utilities: 2.34%
Edison International	9,600	443,520
NextEra Energy, Inc.	6,800	467,908

		911,428
	Shares	Value

Energy equipment & services: 5.73%
Baker Hughes, Inc.	10,400	$427,440
Ensco PLC, Class A	10,100	474,397
Halliburton Co.	13,300	377,587
McDermott International, Inc.*	40,600	452,284
Noble Corp.*	15,400	500,962

		2,232,670

Health care equipment & supplies: 2.66%
Baxter International, Inc.	9,400	499,610
Medtronic, Inc.	13,900	538,347

		1,037,957

Health care providers & services: 2.83%
Centene Corp.*	7,200	217,152
HCA Holdings, Inc.	15,100	459,493
UnitedHealth Group, Inc.	7,300	427,050

		1,103,695

Hotels, restaurants & leisure: 1.04%
Starbucks Corp.	7,600	405,232

Household products: 1.50%
Colgate-Palmolive Co.	5,600	582,960

Insurance: 2.28%
Lincoln National Corp.	19,800	433,026
MetLife, Inc.	14,800	456,580

		889,606

Internet & catalog retail: 1.70%
Amazon.com, Inc.*	2,900	662,215

Internet software & services: 0.79%
Facebook, Inc., Class A*	9,900	308,088

IT services: 1.57%
Fidelity National Information Services, Inc.	7,000	238,560
ServiceSource International, Inc.*	27,000	373,950

		612,510

Life sciences tools & services: 1.11%
Bio-Rad Laboratories, Inc., Class A*	3,200	320,032
Bruker Corp.*	8,600	114,466

		434,498

Machinery: 2.06%
Illinois Tool Works, Inc.	15,200	803,928

Media: 4.60%
Comcast Corp., Class A	18,500	591,445
Time Warner, Inc.	18,500	712,250
Viacom, Inc., Class B	10,400	489,008

		1,792,703

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Shares	Value

Common stocks—(Concluded)
Multiline retail: 2.35%
Kohl’s Corp.	12,100	$550,429
Macy’s, Inc.	10,600	364,110

		914,539

Multi-utilities: 1.11%
PG&E Corp.	9,600	434,592

Oil, gas & consumable fuels: 5.84%
EOG Resources, Inc.	5,700	513,627
Exxon Mobil Corp.	9,200	787,244
Hess Corp.	10,400	451,880
Peabody Energy Corp.	9,500	232,940
Ultra Petroleum Corp.*	12,600	290,682

		2,276,373

Paper & forest products: 0.60%
International Paper Co.	8,100	234,171

Pharmaceuticals: 4.99%
Allergan, Inc.	4,000	370,280
Hospira, Inc.*	16,000	559,680
Merck & Co., Inc.	13,500	563,625
Teva Pharmaceutical Industries Ltd. ADR	11,500	453,560

		1,947,145

Real estate investment trust (REIT): 2.49%
American Capital Agency Corp.	15,700	527,677
Digital Realty Trust, Inc.	5,900	442,913

		970,590

Road & rail: 4.14%
Hertz Global Holdings, Inc.*	67,100	858,880
Norfolk Southern Corp.	10,500	753,585

		1,612,465

Semiconductors & semiconductor equipment: 4.72%
Atmel Corp.*	57,200	383,240
Broadcom Corp., Class A*	11,500	388,700
	Shares	Value

Intersil Corp., Class A	31,100	$331,215
Micron Technology, Inc.*	51,200	323,072
Skyworks Solutions, Inc.*	15,100	413,287

		1,839,514

Software: 3.70%
Adobe Systems, Inc.*	26,900	870,753
Symantec Corp.*	39,200	572,712

		1,443,465

Textiles, apparel & luxury goods: 2.54%
Coach, Inc.	11,200	654,976
Ralph Lauren Corp.	2,400	336,144

		991,120

Tobacco: 1.52%
Philip Morris International, Inc.	6,800	593,368

Wireless telecommunication services: 1.45%
MetroPCS Communications, Inc.*	51,600	312,180
NII Holdings, Inc.*	24,900	254,727

		566,907

Total common stocks
(cost $37,325,297)		38,537,014

Short-term investment: 1.20%
Investment company: 1.20%
UBS Cash Management Prime
Relationship Fund[1]
(cost $468,815)	468,815	468,815

Total investments: 100.04%
(cost $37,794,112)		39,005,829

Liabilities, in excess of cash and
other assets: (0.04)%		(16,769)

Net assets: 100.00%		$38,989,060

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$4,709,551
Gross unrealized depreciation	(3,497,834)

Net unrealized appreciation of investments	$1,211,717

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes begin on page 63.

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$38,537,014	$—	$—	$38,537,014

Short-term investment	—	468,815	—	468,815

Total	$38,537,014	$468,815	$—	$39,005,829

Portfolio footnotes
*	Non-income producing security.
1	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12

UBS Cash Management Prime Relationship Fund	$1,359,656	$3,521,729	$4,412,570	$468,815	$488

See accompanying notes to financial statements.	63

UBS Credit Bond Relationship Fund

Portfolio performance
For the six months ended June 30, 2012, UBS Credit Bond Relationship Fund (the “Fund”), returned 4.85%. For comparison purposes, the Barclays US Credit Index (the “Index”) returned 4.55% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return and outperformed the Index during the period, largely due to sector allocation.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were used to manage the Fund’s duration and yield curve positioning, while credit default swaps were used to implement specific credit-related investment strategies. Although derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund’s sector allocation and yield curve positioning contributed to performance, whereas security selection detracted from results.

Portfolio performance summary[1]
What worked

•	Sector positioning, overall, was a positive for performance.

	–	We tactically adjusted the Fund’s exposure to investment grade financials during the reporting period. This was rewarded, as the Fund tended to have an underweight position when financials performed poorly, and an overweight position when financials rallied.

	–	An overweight to the communication sector was positive for results. This more defensive, lower beta (lower risk) sector performed well over the period.

	–	Having an overweight to the energy sector enhanced results as the sector performed strongly during the reporting period.

•	Yield curve positioning was a modest positive for performance. We had a yield curve flattening bias for the portfolio, as we expected longer-term rates to decline and the difference between short- and long-term rates to narrow. This was a positive for results, as the yield curve flattened during the reporting period.

•	Issue selection in several sectors was beneficial. Notably, security selection in the energy and communications sectors contributed to performance

What didn’t work

•	Security selection of investment grade financial bonds modestly detracted from performance. Within the financials sector, we emphasized more liquid, higher beta (higher risk) bank holding companies. This was a slight detractor from performance as they were negatively impacted at times by company-specific issues, as well as by fears of contagion from the European sovereign debt crisis.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Credit Bond Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	5 years	Inception[1]

UBS Credit Bond Relationship Fund	4.85%	9.24%	6.05%	5.48%

Barclays US Credit Index[2]	4.55	9.54	7.59	5.97

[1]	Inception date of UBS Credit Bond Relationship Fund is September 15, 2003.
[2]	The Barclays US Credit Index is an unmanaged sub-index of the Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

65

UBS Credit Bond Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of June 30, 2012
Percentage of
net assets

US Treasury Bonds,
3.125%, due 02/15/42	3.4%
European Investment Bank,
2.875%, due 01/15/15	1.8
European Investment Bank,
1.250%, due 09/17/13	1.8
Pacific Bell Telephone Co.,
7.125%, due 03/15/26	1.4
Citigroup, Inc.,
6.125%, due 05/15/18	1.3
Telecom Italia Capital SA,
5.250%, due 11/15/13	1.3
Anheuser-Busch InBev Worldwide, Inc.,
4.125%, due 01/15/15	1.3
Brazilian Government International Bond,
10.500%, due 07/14/14	1.2
Comcast Corp.,
6.500%, due 01/15/17	1.1
United Mexican States,
Series A, 5.875%, due 01/15/14	1.1

Total	15.7%

UBS Credit Bond Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2012

Bonds
Corporate bonds
Aerospace & defense	1.10%
Automobiles	1.23
Beverages	1.87
Biotechnology	0.20
Building products	0.36
Capital markets	3.91
Chemicals	0.50
Commercial banks	5.42
Commercial services & supplies	0.91
Communications equipment	0.20
Computers & peripherals	0.94
Consumer finance	1.64
Diversified financial services	8.16
Diversified telecommunication services	5.75
Electric utilities	2.58
Energy equipment & services	0.95
Food & staples retailing	0.91
Food products	1.51
Gas utilities	0.31
Health care providers & services	0.93
Hotels, restaurants & leisure	0.17
Household durables	0.33
Independent power producers & energy traders	0.69
Insurance	3.60
Leisure equipment & products	0.39
Life sciences tools & services	0.31
Machinery	0.93
Media	3.92
Metals & mining	2.41
Multiline retail	0.35
Multi-utilities	1.88
Office electronics	0.21
Oil, gas & consumable fuels	13.45
Paper & forest products	0.28
Pharmaceuticals	1.91
Real estate investment trust (REIT)	1.90
Road & rail	1.11
Semiconductors & semiconductor equipment	0.25
Software	0.19
Specialty retail	0.56
Thrifts & mortgage finance	0.00 [2]
Tobacco	1.42
Wireless telecommunication services	2.93

Total corporate bonds	78.57%
Asset-backed securities	0.42%
Commercial mortgage-backed security	0.44
Municipal bonds	5.38
US government obligations	4.29
Non-US government obligations	6.31
Supranational bonds	4.42

Total bonds	99.83%

Common stocks	0.02
Preferred stock	0.03
Short-term investment	6.99

Total investments	106.87%

Liabilities, in excess of cash and other assets	(6.87)

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS Credit Bond Relationship Fund. Figures would be different if a breakdown of derivatives exposure was included.
[2]	Amount represents less than 0.005%.

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds: 99.83%
Corporate bonds: 78.57%
Australia: 0.70%
National Australia Bank Ltd.,
3.000%, due 07/27/16[1]	$1,585,000	$1,623,988
Rio Tinto Finance USA Ltd.,
3.500%, due 03/22/22	1,000,000	1,053,916

Total Australia corporate bonds		2,677,904

Bermuda: 0.43%
Axis Capital Holdings Ltd.,
5.750%, due 12/01/14	1,000,000	1,059,604
Validus Holdings Ltd.,
8.875%, due 01/26/40	500,000	560,068

Total Bermuda corporate bonds		1,619,672

Brazil: 1.82%
Petrobras International Finance Co.,
2.875%, due 02/06/15	2,325,000	2,359,875
5.375%, due 01/27/21	3,240,000	3,486,499
5.875%, due 03/01/18	1,000,000	1,108,460

Total Brazil corporate bonds		6,954,834

Canada: 1.18%
Barrick Gold Corp.,
3.850%, due 04/01/22	900,000	931,792
EnCana Corp.,
5.900%, due 12/01/17	1,110,000	1,265,272
Petro-Canada,
6.800%, due 05/15/38	450,000	561,675
Teck Resources Ltd.,
6.250%, due 07/15/41	1,000,000	1,119,579
TransCanada PipeLines Ltd.,
7.625%, due 01/15/39	425,000	635,911

Total Canada corporate bonds		4,514,229

Cayman Islands: 1.75%
Transocean, Inc.,
6.000%, due 03/15/18	2,250,000	2,513,261
6.800%, due 03/15/38	500,000	562,179
Vale Overseas Ltd.,
4.625%, due 09/15/20	950,000	993,791
6.875%, due 11/21/36	2,240,000	2,598,297

Total Cayman Islands corporate bonds		6,667,528

Curacao: 0.75%
Teva Pharmaceutical Finance II BV,
3.000%, due 06/15/15	875,000	920,844
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	1,850,000	1,945,789

Total Curacao corporate bonds		2,866,633
	Face
	amount	Value

France: 1.20%
France Telecom SA,
8.500%, due 03/01/31	$500,000	$701,715
Sanofi,
4.000%, due 03/29/21	1,450,000	1,617,242
Total Capital International SA,
1.550%, due 06/28/17	2,250,000	2,255,269

Total France corporate bonds		4,574,226

Luxembourg: 1.72%
Covidien International Finance SA,
4.200%, due 06/15/20	500,000	552,921
Enel Finance International SA,
3.875%, due 10/07/14[1]	1,100,000	1,081,484
Telecom Italia Capital SA,
5.250%, due 11/15/13	4,895,000	4,907,237

Total Luxembourg corporate bonds		6,541,642

Mexico: 1.87%
America Movil SAB de CV,
2.375%, due 09/08/16	3,075,000	3,154,646
5.000%, due 03/30/20	275,000	312,302
Petroleos Mexicanos,
4.875%, due 01/24/22[1]	3,400,000	3,672,000

Total Mexico corporate bonds		7,138,948

Netherlands: 1.09%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
3.875%, due 02/08/22	1,400,000	1,424,126
Deutsche Telekom International Finance BV,
4.875%, due 03/06/42[1]	900,000	855,039
Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26[1]	475,000	590,352
Volkswagen International Finance NV,
1.625%, due 08/12/13[1]	1,270,000	1,280,283

Total Netherlands corporate bonds		4,149,800

Portugal: 0.19%
EDP Finance BV,
6.000%, due 02/02/18[1]	825,000	717,683

Qatar: 0.68%
Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]	1,000,000	1,245,000
Ras Laffan Liquefied
Natural Gas Co. Ltd. III,
5.500%, due 09/30/14[1]	1,250,000	1,345,312

Total Qatar corporate bonds		2,590,312

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
South Africa: 0.42%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	$1,550,000	$1,592,982

South Korea: 0.57%
Export-Import Bank of Korea,
5.875%, due 01/14/15	2,000,000	2,178,800

Spain: 0.65%
Telefonica Emisiones SAU,
6.221%, due 07/03/17	2,625,000	2,464,332

Sweden: 0.89%
Nordea Bank AB,
4.875%, due 05/13/21[1]	880,000	857,417
Svenska Handelsbanken AB,
2.875%, due 04/04/17	2,500,000	2,534,327

Total Sweden corporate bonds		3,391,744

United Kingdom: 2.34%
Barclays Bank PLC,
5.140%, due 10/14/20	95,000	89,782
BP Capital Markets PLC,
3.125%, due 10/01/15	350,000	372,096
3.875%, due 03/10/15	2,030,000	2,175,358
British Telecommunications PLC,
9.625%, due 12/15/30	575,000	864,761
HSBC Holdings PLC,
4.000%, due 03/30/22	1,000,000	1,038,398
6.100%, due 01/14/42	1,375,000	1,683,928
Vodafone Group PLC,
5.625%, due 02/27/17	2,300,000	2,691,248

Total United Kingdom corporate bonds		8,915,571

United States: 60.32%
Allergan, Inc.,
5.750%, due 04/01/16	1,390,000	1,611,073
Altria Group, Inc.,
9.950%, due 11/10/38	725,000	1,152,799
Ameren Corp.,
8.875%, due 05/15/14	1,000,000	1,113,889
American International Group, Inc.,
4.250%, due 09/15/14	950,000	984,513
4.875%, due 06/01/22	450,000	460,450
8.250%, due 08/15/18	950,000	1,146,828
Amgen, Inc.,
6.400%, due 02/01/39	625,000	746,924
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	3,000,000	3,404,334
Anheuser-Busch InBev Worldwide, Inc.,
4.125%, due 01/15/15	4,500,000	4,849,668
	Face
	amount	Value

Apache Corp.,
4.750%, due 04/15/43	$600,000	$666,464
5.100%, due 09/01/40	795,000	912,886
Appalachian Power Co.,
4.600%, due 03/30/21	1,495,000	1,676,348
AT&T, Inc.,
3.000%, due 02/15/22	2,000,000	2,031,774
AvalonBay Communities, Inc., REIT,
3.950%, due 01/15/21	810,000	854,401
BAE Systems Holdings, Inc.,
6.375%, due 06/01/19[1]	1,050,000	1,228,036
Bank of America Corp.,
3.625%, due 03/17/16	1,205,000	1,210,514
3.750%, due 07/12/16	1,830,000	1,844,885
5.700%, due 01/24/22	105,000	115,636
6.500%, due 08/01/16	1,105,000	1,213,438
Boeing Co.,
4.875%, due 02/15/20	750,000	899,760
8.750%, due 08/15/21	425,000	626,663
Burlington Northern Santa Fe LLC,
5.400%, due 06/01/41	1,250,000	1,429,321
Caterpillar Financial Services Corp.,
1.125%, due 12/15/14	1,225,000	1,235,628
2.850%, due 06/01/22	1,075,000	1,079,604
CBS Corp.,
4.850%, due 07/01/42	1,075,000	1,052,165
Cellco Partnership,
8.500%, due 11/15/18	1,625,000	2,223,626
CenturyLink, Inc.,
7.600%, due 09/15/39	725,000	700,140
Cisco Systems, Inc.,
4.950%, due 02/15/19	655,000	772,311
Citigroup, Inc.,
4.450%, due 01/10/17	850,000	891,006
5.375%, due 08/09/20	3,300,000	3,565,967
6.125%, due 05/15/18	4,500,000	5,024,583
CNA Financial Corp.,
5.750%, due 08/15/21	1,000,000	1,098,810
Comcast Corp.,
6.500%, due 01/15/17	3,500,000	4,166,652
ConocoPhillips Holding Co.,
6.950%, due 04/15/29	2,525,000	3,463,909
Consolidated Edison Co. of
New York, Inc.,
Series 2008-B,
6.750%, due 04/01/38	400,000	575,164
CVS Caremark Corp.,
4.125%, due 05/15/21	750,000	820,704
Daimler Finance North America LLC,
6.500%, due 11/15/13	2,600,000	2,787,054
8.500%, due 01/18/31	425,000	650,214
DDR Corp.,
7.875%, due 09/01/20	2,560,000	3,061,018

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States: (Continued)
Deere & Co.,
2.600%, due 06/08/22	$900,000	$898,426
Dell, Inc.,
5.400%, due 09/10/40	1,505,000	1,581,975
Devon Energy Corp.,
3.250%, due 05/15/22	1,075,000	1,093,690
7.950%, due 04/15/32	375,000	538,395
Diageo Investment Corp.,
2.875%, due 05/11/22	1,000,000	1,027,252
DirecTV Holdings LLC,
5.150%, due 03/15/42	500,000	503,225
6.375%, due 03/01/41	600,000	686,963
Discover Bank,
8.700%, due 11/18/19	950,000	1,180,278
Dominion Resources, Inc.,
Series B, 5.950%, due 06/15/35	1,000,000	1,237,944
Dow Chemical Co.,
7.375%, due 11/01/29	525,000	702,376
8.550%, due 05/15/19	900,000	1,197,067
DTE Energy Co.,
6.350%, due 06/01/16	1,400,000	1,626,467
Duke Energy Carolinas LLC,
Series A, 6.000%, due 12/01/28	750,000	944,016
El Paso Pipeline Partners
Operating Co LLC,
6.500%, due 04/01/20	2,675,000	3,104,543
Energy Transfer Partners LP,
5.950%, due 02/01/15	1,235,000	1,345,189
7.500%, due 07/01/38	250,000	281,950
Enterprise Products Operating LLC,
3.700%, due 06/01/15	1,500,000	1,600,359
Series D, 6.875%, due 03/01/33	1,575,000	1,900,379
ERAC USA Finance Co.,
7.000%, due 10/15/37[1]	350,000	421,904
ERP Operating LP, REIT,
4.750%, due 07/15/20	415,000	456,521
Exelon Generation Co. LLC,
6.250%, due 10/01/39	1,075,000	1,164,489
Fidelity National Financial, Inc.,
6.600%, due 05/15/17	750,000	810,184
Florida Power & Light Co.,
5.950%, due 02/01/38	595,000	790,439
Ford Motor Co.,
7.450%, due 07/16/31	1,000,000	1,252,500
Ford Motor Credit Co. LLC,
3.000%, due 06/12/17	1,975,000	1,964,120
General Electric Capital Corp.,
2.300%, due 04/27/17	2,850,000	2,869,269
4.650%, due 10/17/21	2,000,000	2,221,052
5.875%, due 01/14/38	730,000	838,043
Series A, 6.750%, due 03/15/32	800,000	990,546
	Face
	amount	Value

Georgia Power Co.,
5.950%, due 02/01/39	$325,000	$418,191
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38	850,000	1,168,808
Goldman Sachs Group, Inc.,
3.300%, due 05/03/15	540,000	539,926
5.250%, due 07/27/21	2,000,000	2,031,636
6.150%, due 04/01/18	1,275,000	1,382,202
7.500%, due 02/15/19	2,225,000	2,537,394
Halliburton Co.,
4.500%, due 11/15/41	500,000	524,327
Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	650,000	621,281
Hasbro, Inc.,
6.350%, due 03/15/40	1,295,000	1,504,343
HCP, Inc.,
6.000%, due 01/30/17	2,590,000	2,901,675
Hewlett-Packard Co.,
6.125%, due 03/01/14	1,850,000	1,985,681
Home Depot, Inc.,
5.400%, due 03/01/16	1,845,000	2,126,960
HSBC Bank USA N.A.,
5.625%, due 08/15/35	995,000	1,004,974
Intel Corp.,
3.300%, due 10/01/21	900,000	962,115
International Lease Finance Corp.,
6.625%, due 11/15/13	2,000,000	2,065,000
International Paper Co.,
7.500%, due 08/15/21	850,000	1,084,212
Jackson National Life Insurance Co.,
8.150%, due 03/15/27[1]	1,465,000	1,784,603
John Deere Capital Corp.,
3.150%, due 10/15/21	625,000	650,016
JP Morgan Chase Capital XXV,
Series Y, 6.800%, due 10/01/37	2,640,000	2,639,987
JPMorgan Chase & Co.,
3.150%, due 07/05/16	3,845,000	3,954,213
4.350%, due 08/15/21	2,000,000	2,110,796
5.400%, due 01/06/42	900,000	988,219
Kellogg Co.,
4.150%, due 11/15/19	615,000	685,013
Kerr-McGee Corp.,
7.875%, due 09/15/31	1,300,000	1,685,666
Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	1,200,000	1,270,859
Kraft Foods, Inc.,
4.125%, due 02/09/16	2,600,000	2,831,158
6.500%, due 02/09/40	650,000	834,984
Kroger Co.,
6.900%, due 04/15/38	320,000	392,161
Lehman Brothers Holdings, Inc.,
6.875%, due 05/02/18[2]	7,040,000	1,636,800

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States: (Continued)
Life Technologies Corp.,
6.000%, due 03/01/20	$1,000,000	$1,173,167
Marathon Oil Corp.,
6.600%, due 10/01/37	475,000	587,434
Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39[1]	650,000	931,367
McDonald’s Corp.,
3.700%, due 02/15/42	650,000	646,847
McKesson Corp.,
6.000%, due 03/01/41	175,000	230,489
Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	3,175,000	3,552,622
MetLife, Inc.,
6.400%, due 12/15/36	700,000	686,193
MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	1,250,000	1,550,426
Morgan Stanley,
6.625%, due 04/01/18	2,295,000	2,399,579
Motiva Enterprises LLC,
5.750%, due 01/15/20[1]	650,000	759,624
Mutual of Omaha Insurance Co.,
6.950%, due 10/15/40[1]	185,000	214,175
NBC Universal Media LLC,
4.375%, due 04/01/21	1,250,000	1,375,157
5.150%, due 04/30/20	925,000	1,061,966
News America, Inc.,
6.200%, due 12/15/34	1,000,000	1,137,707
Norfolk Southern Corp.,
3.250%, due 12/01/21	950,000	981,988
7.700%, due 05/15/17	1,100,000	1,389,553
Northrop Grumman Corp.,
3.500%, due 03/15/21	1,000,000	1,056,827
NuStar Logistics LP,
4.800%, due 09/01/20	715,000	728,489
7.650%, due 04/15/18	2,280,000	2,656,608
Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	1,000,000	1,195,260
ONEOK, Inc.,
6.000%, due 06/15/35	1,070,000	1,167,673
Oracle Corp.,
5.375%, due 07/15/40	595,000	729,012
Owens Corning,
6.500%, due 12/01/16	1,250,000	1,389,901
Pacific Bell Telephone Co.,
7.125%, due 03/15/26	4,000,000	5,277,888
Pacific Life Insurance Co.,
9.250%, due 06/15/39[1]	500,000	634,991
Pemex Project Funding Master Trust,
5.750%, due 03/01/18	1,450,000	1,638,500
	Face
	amount	Value

Philip Morris International, Inc.,
2.900%, due 11/15/21	$900,000	$926,827
5.650%, due 05/16/18	1,250,000	1,509,611
Phillips 66,
4.300%, due 04/01/22[1]	1,200,000	1,262,360
PPL Energy Supply LLC,
4.600%, due 12/15/21	935,000	959,485
Progress Energy, Inc.,
7.050%, due 03/15/19	925,000	1,162,770
Prudential Financial, Inc.,
6.100%, due 06/15/17	1,710,000	1,950,948
6.625%, due 12/01/37	675,000	763,450
PSEG Power LLC,
2.750%, due 09/15/16	475,000	483,091
Republic Services, Inc.,
5.250%, due 11/15/21	450,000	516,639
Reynolds American, Inc.,
7.625%, due 06/01/16	1,525,000	1,837,970
Roche Holdings, Inc.,
5.000%, due 03/01/14[1]	889,000	948,509
SABMiller Holdings, Inc.,
3.750%, due 01/15/22[1]	1,175,000	1,249,557
Safeway, Inc.,
5.800%, due 08/15/12	1,000,000	1,005,827
SBA Tower Trust,
4.254%, due 04/15/15[1]	1,765,000	1,845,871
Southern Co.,
1.950%, due 09/01/16	1,215,000	1,244,306
Southern Copper Corp.,
6.750%, due 04/16/40	865,000	916,000
Spectra Energy Capital LLC,
6.250%, due 02/15/13	1,900,000	1,954,454
Sprint Capital Corp.,
6.875%, due 11/15/28	1,165,000	937,825
SunTrust Bank,
7.250%, due 03/15/18	1,480,000	1,712,797
Target Corp.,
4.000%, due 07/01/42	1,350,000	1,329,784
Time Warner Cable, Inc.,
6.750%, due 07/01/18	3,000,000	3,654,549
Time Warner, Inc.,
7.625%, due 04/15/31	1,000,000	1,291,641
Tupperware Brands Corp.,
4.750%, due 06/01/21	1,200,000	1,243,154
Tyco International Finance SA,
3.750%, due 01/15/18	740,000	825,050
4.625%, due 01/15/23	1,500,000	1,791,900
United Technologies Corp.,
3.100%, due 06/01/22	350,000	366,752
UnitedHealth Group, Inc.,
6.875%, due 02/15/38	500,000	695,060
Valero Energy Corp.,
6.625%, due 06/15/37	400,000	448,515
7.500%, due 04/15/32	700,000	810,985

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Concluded)
United States: (Concluded)
Verizon Communications, Inc.,
3.000%, due 04/01/16	$2,525,000	$2,683,888
5.250%, due 04/15/13	1,000,000	1,036,107
Wachovia Corp.,
5.750%, due 06/15/17	1,075,000	1,251,700
Wal-Mart Stores, Inc.,
6.500%, due 08/15/37	900,000	1,269,378
Washington Mutual Bank,
0.000%, due 05/20/13[2]	1,325,000	132
5.500%, due 01/15/13[2,3]	12,075,000	1,208
Waste Management, Inc.,
7.375%, due 05/15/29	675,000	894,239
WellPoint, Inc.,
6.800%, due 08/01/12	1,105,000	1,110,321
Wells Fargo & Co.,
2.100%, due 05/08/17	3,700,000	3,708,270
3.500%, due 03/08/22	425,000	437,309
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	1,350,000	1,394,840
Xcel Energy, Inc.,
4.700%, due 05/15/20	1,375,000	1,588,576
Xerox Corp.,
4.500%, due 05/15/21	775,000	804,224

Total United States corporate bonds		229,881,242

Total corporate bonds
(cost $301,479,040)		299,438,082

Asset-backed securities: 0.42%
United States: 0.42%
Delta Air Lines Pass Through Trust,
Series 2010-2, Class A,
4.950%, due 05/23/19	838,340	890,736
Series 2007-1, Class A,
6.821%, due 08/10/22	674,299	724,872

Total asset-backed securities
(cost $1,539,895)		1,615,608

Commercial mortgage-backed security: 0.44%
United States: 0.44%
JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 2007-LD11, Class A4,
6.009%, due 06/15/49[4]
(cost $1,693,574)	1,525,000	1,674,151

Municipal bonds: 5.38%
American Municipal Power Ohio, Inc.
Revenue Bonds,
Series B,
7.834%, due 02/15/41	500,000	698,315
	Face
	amount	Value

Chicago Transit Authority,
Series 2008, Class B,
6.899%, due 12/01/40	$500,000	$603,665
City of New York, GO,
Series D,
5.985%, due 12/01/36	370,000	460,373
Commonwealth of Massachusetts, GO,
5.456%, due 12/01/39	175,000	219,492
Commonwealth of Pennsylvania,
GO Unlimited,
5.350%, due 05/01/30	1,000,000	1,109,900
County of Clark NV,
Series 2009,
6.881%, due 07/01/42	1,100,000	1,257,300
Dallas County Hospital District, GO,
Series C,
5.621%, due 08/15/44	590,000	767,230
Illinois State Taxable Pension,
Series 2003,
5.100%, due 06/01/33	1,750,000	1,652,070
Los Angeles Unified School District,
Series 2010,
6.758%, due 07/01/34	1,000,000	1,296,460
Metropolitan Government of
Nashville & Davidson County
Convention Center Authority
Revenue Bonds,
6.731%, due 07/01/43	400,000	452,028
Municipal Electric Authority of
Georgia Revenue Bonds,
6.637%, due 04/01/57	600,000	699,690
New Jersey Transportation
Trust Fund Authority,
Series 2010,
6.561%, due 12/15/40	1,125,000	1,510,639
New York City Transitional
Finance Authority,
Series 2010,
5.267%, due 05/01/27	1,000,000	1,151,630
New York State Urban Development
Corp. Revenue Bonds,
5.770%, due 03/15/39	1,115,000	1,380,827
San Diego County Water
Authority Revenue Bonds,
Series B, 6.138%, due 05/01/49	845,000	1,114,783
State of California, GO,
Series 2009,
7.550%, due 04/01/39	2,440,000	3,160,971
State of Illinois, GO,
Series 2010,
4.071%, due 01/01/14	1,250,000	1,289,900
4.421%, due 01/01/15	900,000	947,115

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds—(Concluded)
Municipal bonds—(Concluded)
Texas Transportation Commission
Revenue Bonds, Series B,
5.178%, due 04/01/30	$215,000	$262,397
University of Texas System
Revenue Bonds, Series C,
4.794%, due 08/15/46	400,000	488,512

Total municipal bonds
(cost $18,505,786)		20,523,297

US government obligations: 4.29%
US Treasury Bonds,
3.125%, due 02/15/42[5]	12,125,000	13,023,002
US Treasury Notes,
1.750%, due 05/15/22	3,295,000	3,321,772

Total US government obligations
(cost $16,519,616)		16,344,774

Non-US government obligations: 6.31%
Brazil: 1.53%
Brazilian Government International Bond,
8.875%, due 04/15/24	750,000	1,158,750
10.500%, due 07/14/14	3,900,000	4,656,600

		5,815,350

Chile: 0.31%
Republic of Chile,
3.250%, due 09/14/21	1,125,000	1,194,547

Colombia: 0.28%
Republic of Colombia,
4.375%, due 07/12/21	950,000	1,071,125

Italy: 1.04%
Republic of Italy,
2.125%, due 10/05/12	4,000,000	3,985,208

Mexico: 1.80%
United Mexican States,
5.125%, due 01/15/20	2,300,000	2,695,600
Series A, 5.875%, due 01/15/14	3,900,000	4,163,250

		6,858,850

Panama: 0.34%
Republic of Panama,
7.250%, due 03/15/15	1,125,000	1,288,125
	Face
	amount	Value

Peru: 0.43%
Peruvian Government International Bond,
8.750%, due 11/21/33	$1,000,000	$1,640,000

Poland: 0.28%
Republic of Poland,
3.875%, due 07/16/15	1,000,000	1,056,250

South Africa: 0.30%
Republic of South Africa,
5.500%, due 03/09/20	1,000,000	1,150,000

Total Non-US government obligations
(cost $22,389,207)		24,059,455

Supranational bonds: 4.42%
European Investment Bank,
1.250%, due 09/17/13	6,740,000	6,797,182
2.500%, due 05/16/16	2,000,000	2,089,806
2.875%, due 01/15/15	6,675,000	7,017,087
Inter-American Development Bank,
7.000%, due 06/15/25	650,000	930,485

Total supranational bonds
(cost $16,625,474)		16,834,560

Total bonds
(cost $378,752,592)		380,489,927

	Shares

Common stocks: 0.02%
Washington Mutual Funding Tranche III*[3,6]	8,300	83
WMI Holdings Corp.*	164,345	82,172

Total common stocks
(cost $90,390)		82,255

Preferred stock: 0.03%
Ally Financial, Inc.,
7.000%[1,7] (cost $100,932)	124	110,472

Short-term investment: 6.99%
Investment company: 6.99%
UBS Cash Management
Prime Relationship Fund[8]
(cost $26,641,135)	26,641,135	26,641,135

Total investments: 106.87%
(cost $405,585,049)		407,323,789

Liabilities, in excess of cash
and other assets: (6.87)%		(26,191,218)

Net assets: 100.00%		$381,132,571

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$20,987,303
Gross unrealized depreciation	(19,248,563)

Net unrealized appreciation of investments	$1,738,740

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes begin on page 77.

Futures contracts

	Expiration			Unrealized
	date	Cost	Value	depreciation

US Treasury futures buy contracts:
US Ultra Bond Futures, 91 contracts (USD)	September 2012	$15,275,084	$15,182,782	$(92,302)
2 Year US Treasury Notes, 239 contracts (USD)	September 2012	52,632,594	52,624,812	(7,782)

Net unrealized depreciation on futures contracts				$(100,084)

Interest rate swap agreements

			Payments	Payments	Upfront
	Notional	Termination	made by	received by	payments		Unrealized
Counterparty	amount	date	the Fund[9]	the Fund[9]	received	Value	depreciation

BB	USD 59,150,000	06/30/14	0.568%	3 month LIBOR	$—	$(19,269)	$(19,269)

MSCI	USD 15,075,000	12/19/40	3.950	3 month LIBOR	165,765	(4,670,908)	(4,505,143)

					$165,765	$(4,690,177)	$(4,524,412)

Credit default swaps on credit indices—buy protection[10]

				Payments	Upfront
		Notional	Termination	made by	payments		Unrealized
Counterparty	Referenced index[11]	amount	date	the Fund[9]	made	Value	depreciation

DB	CDX.NA.IG. Series 18 Index	USD 20,000,000	06/20/17	1.000%	$(190,780)	$119,494	$(71,286)

Credit default swaps on corporate issues—buy protection[10]

					Upfront
				Payments	payments		Unrealized
		Notional	Termination	made by	received/		appreciation/
Counterparty	Referenced obligation[11]	amount	date	the Fund[9]	(made)	Value	(depreciation)

DB	Amgen, Inc. bond,
	4.850%, due 11/18/14	USD 2,400,000	12/20/15	1.000%	$57,308	$(36,762)	$20,546

MSCI	Deutsche Bank AG bond,
	5.125%, due 8/31/17	EUR 1,000,000	06/20/17	1.000	(52,860)	47,986	(4,874)

MSCI	Target Corp. bond,
	5.375%, due 05/01/17	USD 3,000,000	12/20/16	1.000	54,330	(77,712)	(23,382)

					$58,778	$(66,488)	$(7,710)

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Credit default swaps on corporate issues—sell protection[12]

					Upfront
				Payments	payments		Unrealized
		Notional	Termination	received by	received/		appreciation/	Credit
Counterparty	Referenced obligation[11]	amount	date	the Fund[9]	(made)	Value	(depreciation)	spread[13]

DB	Pfizer, Inc. bond,
	4.650%, due 03/01/18	USD 2,400,000	12/20/15	1.000%	$(54,876)	$45,907	$(8,969)	0.454%

GSI	Deere & Co. bond,
	6.950%, due 04/25/14	USD 2,150,000	06/20/15	1.000	(25,064)	39,979	14,915	0.382

MLI	General Electric
	Capital Corp. bond,
	5.625%, due 09/15/17	USD 2,000,000	06/20/15	1.000	87,895	(18,333)	69,562	1.325

MSCI	Wal-Mart Stores,
	Inc. bond,
	5.875%, due 04/05/27	USD 3,000,000	12/20/16	1.000	(54,330)	79,304	24,974	0.408

					$(46,375)	$146,857	$100,482

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$299,436,874	$1,208	$299,438,082

Asset-backed securities	—	1,615,608	—	1,615,608

Commercial mortgage-backed security	—	1,674,151	—	1,674,151

Municipal bonds	—	20,523,297	—	20,523,297

US government obligations	—	16,344,774	—	16,344,774

Non-US government obligations	—	24,059,455	—	24,059,455

Supranational bonds	—	16,834,560	—	16,834,560

Common stocks	82,172	—	83	82,255

Preferred stock	—	110,472	—	110,472

Short-term investment	—	26,641,135	—	26,641,135

Futures contracts, net	(100,084)	—	—	(100,084)

Swap agreements, net	—	(4,490,314)	—	(4,490,314)

Total	$(17,912)	$402,750,012	$1,291	$402,733,391

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate	Common
	bonds	stock	Total

Assets
Beginning balance	$41,500	$—	$41,500

Purchases	—	—	—

Issuances	—	0	0

Sales	(90,390)	—	(90,390)

Settlements	—	—	—

Accrued discounts (premiums)	(3,497)	—	(3,497)

Total realized gain (loss)	(8,145,327)	—	(8,145,327)

Change in net unrealized appreciation/depreciation	8,197,714	83	8,197,797

Transfers into Level 3[14]	1,208	—	1,208

Transfers out of Level 3	—	—	—

Ending balance	$1,208	$83	$1,291

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $83.

UBS Credit Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Portfolio footnotes
* Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of these securities amounted to $26,054,867 or 6.84% of net assets.
[2]	Security is in default.
[3]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2012, the value of these securities amounted to $1,291 or 0.00% of net assets.
[4]	Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2012 and changes periodically.
[5]	All or a portion of this security has been designated as collateral for open swap agreements.
[6]	Security is illiquid. At June 30, 2012, the value of this security amounted to $83 or 0.00% of net assets.
[7]	This security is subject to a perpetual call and may be called in full or partially on or anytime after August 13, 2012.
[8]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12

UBS Cash Management Prime Relationship Fund	$13,239,459	$199,578,468	$186,176,792	$26,641,135	$10,259

[9]	Payments made or received are based on the notional amount.
[10]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[11]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[12]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[13]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.
[14]	Transfers into Level 3 represent the value at the end of the period. At June 30, 2012 a security was transferred from Level 2 to Level 3 as the valuation is based primarily on unobservable inputs.

See accompanying notes to financial statements.	77

UBS Global Corporate Bond Relationship Fund

Portfolio performance
For the six months ended June 30, 2012, UBS Global Corporate Bond Relationship Fund (the “Fund”) returned 5.06%. For comparison purposes, the Barclays Global Aggregate-Corporate Index (hedged in USD) (the “Index”), returned 4.90%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund’s outperformance versus the Index was largely due to an overweight to the financial sector, as well as security selection in several sectors.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund’s duration and yield curve positioning did not meaningfully impact performance, while sector allocation and security selection, overall contributed to results.

Portfolio performance summary1
What worked

•	Sector positioning, overall, was a positive for performance.

	–	An overweight to investment grade financials was beneficial for results, as it was the strongest performing sector within the Index during the reporting period. In particular, our overweights to US and UK financials were rewarded.

	–	An overweight to US industrials aided performance given their strong results during the reporting period.

•	Security selection of investment grade bonds within the US industrial sector contributed to performance.

What didn’t work

•	An underweight to European industrials was a negative for results. Given our concerns about weakening economic growth and the sovereign debt crisis, we maintained an underweight to European industrials. This position was not rewarded as European industrials performed strongly during the period.

•	Security selection of certain European industrials was also a detractor from performance.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	Inception[1]

UBS Global Corporate Bond Relationship Fund	5.06%	5.69%	6.20%

Barclays Global Aggregate - Corporate Index (hedged in USD)[2]	4.90	7.64	6.73

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Global Aggregate - Corporate Index (hedged in USD) is an unmanaged sub-index of the Barclays Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of June 30, 2012
Percentage of
net assets

Morgan Stanley,
4.750%, due 03/22/17	2.0%
JPMorgan Chase & Co.,
4.500%, due 01/24/22	1.8
Citigroup, Inc.,
6.000%, due 08/15/17	1.5
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
3.875%, due 02/08/22	1.1
Rio Tinto Finance USA Ltd.,
4.125%, due 05/20/21	1.1
General Electric Capital Corp., Series A,
6.750%, due 03/15/32	1.1
Goldman Sachs Group, Inc.,
4.375%, due 03/16/17	1.1
HSBC Holdings PLC,
6.500%, due 09/15/37	1.0
Bank of America Corp.,
7.375%, due 05/15/14	1.0
Altria Group, Inc.,
4.750%, due 05/05/21	0.9

Total	12.6%

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2012

Bonds
Corporate bonds
Automobiles	0.51%
Beverages	1.71
Building materials	0.40
Capital markets	4.74
Chemicals	0.45
Commercial banks	18.85
Commercial services & supplies	1.78
Communications equipment	0.70
Computers & peripherals	0.63
Construction materials	0.34
Consumer finance	1.78
Diversified financial services	12.04
Diversified operations	0.70
Diversified telecommunication services	4.91
Electric utilities	6.17
Electrical equipment	0.45
Energy equipment & services	0.72
Engineering & construction	0.72
Food & staples retailing	1.13
Food products	1.53
Gas utilities	1.07
Health care equipment & supplies	0.43
Health care providers & services	0.04
Independent power producers & energy traders	0.30
Industrial conglomerates	0.17
Insurance	5.16
Leisure equipment & products	0.31
Media	4.46
Metals & mining	3.87
Miscellaneous manufacturing	0.30
Multiline retail	0.27
Multi-utilities	1.38
Oil, gas & consumable fuels	8.75
Pharmaceuticals	1.65
Real estate investment trust (REIT)	0.26
Real estate management & development	0.22
Road & rail	0.73
Thrifts & mortgage finance	0.51
Tobacco	3.14
Transportation	0.26
Water utilities	0.44
Wireless telecommunication services	1.54

Total corporate bonds	95.52%

Non-US government obligation	0.59

Total bonds	96.11%

Short-term investment	1.61

Total investments	97.72%

Cash and other assets, less liabilities	2.28

Net assets	100.00%

Country exposure by issuer, top five
(unaudited)
As of June 30, 2012
Percentage of
net assets

United States	46.1%
United Kingdom	14.5
Netherlands	5.8
France	4.1
Australia	3.8

Total	74.3%

[1]	Figures represent the industry breakdown of direct investments of UBS Global Corporate Bond Relationship Fund. Figures would be different if a breakdown of derivatives exposure was included.

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount		Value

Bonds: 96.11%
Corporate bonds: 95.52%
Australia: 3.75%
Commonwealth Bank of Australia,
2.250%, due 03/16/17[1]		$1,050,000	$1,066,400
3.500%, due 03/19/15[1]		550,000	574,115
National Australia Bank,
2.750%, due 03/09/17		865,000	870,245
Rio Tinto Finance USA Ltd.,
4.125%, due 05/20/21		1,250,000	1,374,164
Telstra Corp. Ltd.,
4.800%, due 10/12/21[1]		150,000	167,708
Westpac Banking Corp.,
4.125%, due 05/25/18	EUR	425,000	586,164

Total Australia corporate bonds			4,638,796

Canada: 3.47%
Bank of Montreal,
6.020%, due 05/02/18	CAD	345,000	401,652
Bank of Nova Scotia,
4.100%, due 06/08/17		510,000	538,478
Barrick Gold Corp.,
2.900%, due 05/30/16		$350,000	367,131
Canadian Imperial Bank of Commerce,
3.400%, due 01/14/16	CAD	380,000	387,327
Greater Toronto Airports Authority,
6.980%, due 10/15/32		235,000	324,404
Hydro One, Inc.,
5.360%, due 05/20/36		285,000	342,882
Royal Bank of Canada,
3.360%, due 01/11/16		225,000	229,084
3.660%, due 01/25/17		355,000	367,424
Suncor Energy, Inc.,
6.500%, due 06/15/38		$465,000	553,760
Teck Resources Ltd.,
3.150%, due 01/15/17		295,000	304,297
Toronto-Dominion Bank,
3.367%, due 11/02/20[2]	CAD	475,000	476,204

Total Canada corporate bonds			4,292,643

Cayman Islands: 2.62%
Hutchison Whampoa International Ltd.,
7.625%, due 04/09/19[1]		$700,000	864,852
New York Life Funding,
5.125%, due 02/03/15	GBP	255,000	432,164
Principal Financial Global
Funding II LLC,
4.500%, due 01/26/17	EUR	250,000	327,815
Transocean, Inc.,
6.000%, due 03/15/18		$300,000	335,102
6.800%, due 03/15/38		230,000	258,602
	Face
	amount		Value

Vale Overseas Ltd.,
5.625%, due 09/15/19		$430,000	$476,685
6.875%, due 11/21/36		275,000	318,987
6.875%, due 11/10/39		190,000	221,992

Total Cayman Islands corporate bonds			3,236,199

Curacao: 0.32%
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21		375,000	394,417

Denmark: 0.47%
DONG Energy A/S,
4.875%, due 01/12/32	GBP	350,000	581,902

Finland: 0.33%
Teollisuuden Voima Oyj,
4.625%, due 02/04/19	EUR	300,000	409,642

France: 4.13%
Autoroutes du Sud de la France,
5.625%, due 07/04/22		300,000	435,013
AXA SA,
5.250%, due 04/16/40[2]		200,000	201,738
6.667%, due 07/06/16[2,3]	GBP	395,000	457,786
Banque PSA Finance,
3.875%, due 01/18/13	EUR	230,000	293,830
Casino Guichard Perrachon SA,
4.481%, due 11/12/18		300,000	390,895
4.726%, due 05/26/21		100,000	129,224
CNP Assurances,
6.875%, due 09/30/41[2]		100,000	90,483
Credit Logement SA,
1.813%, due 09/16/12[2,3]		200,000	116,426
Danone SA,
3.000%, due 06/15/22[1]		$260,000	260,885
Electricite De France,
6.950%, due 01/26/39[1]		200,000	236,865
Lafarge SA,
6.625%, due 11/29/18	EUR	320,000	415,084
Societe Generale SA,
2.200%, due 09/14/13[1]		$910,000	897,165
Total Capital International SA,
1.550%, due 06/28/17		450,000	451,054
Veolia Environnement SA,
6.750%, due 04/24/19	EUR	150,000	230,860
Vivendi SA,
3.450%, due 01/12/18[1]		$500,000	489,628

Total France corporate bonds			5,096,936

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
Germany: 1.26%
Daimler AG,
2.000%, due 05/05/17	EUR	500,000	$635,344
Muenchener Rueckversicherungs AG,
6.000%, due 05/26/41[2]		600,000	743,970
RWE AG,
4.625%, due 09/28/15[2,3]		150,000	182,232

Total Germany corporate bonds			1,561,546

Ireland: 1.41%
Allied Irish Banks PLC,
4.500%, due 10/01/12		200,000	249,936
CRH Finance BV,
7.375%, due 05/28/14		200,000	278,439
GE Capital European Funding,
6.025%, due 03/01/38		445,000	646,813
GE Capital UK Funding,
6.000%, due 04/11/13	GBP	350,000	566,375

Total Ireland corporate bonds			1,741,563

Italy: 0.13%
Telecom Italia SpA,
7.375%, due 12/15/17		100,000	154,733

Japan: 0.41%
Bank of Tokyo-Mitsubishi UFJ Ltd.,
2.350%, due 02/23/17[1]		$500,000	511,024

Jersey, Channel Islands: 1.58%
ASIF III Jersey Ltd.,
4.750%, due 09/11/13	EUR	475,000	616,451
BAA Funding Ltd.,
4.375%, due 01/25/17		200,000	268,352
6.750%, due 12/03/26	GBP	325,000	617,014
Gatwick Funding Ltd.,
5.250%, due 01/23/24		150,000	240,373
HSBC Capital Funding LP,
5.369%, due 03/24/14[2,3]	EUR	175,000	204,934

Total Jersey, Channel Islands corporate bonds			1,947,124

Luxembourg: 1.89%
ArcelorMittal,
9.000%, due 02/15/15		$575,000	646,212
Enel Finance International SA,
6.000%, due 10/07/39[1]		300,000	235,517
GAZ Capital SA for Gazprom,
6.580%, due 10/31/13	GBP	380,000	622,082
Glencore Finance Europe SA,
4.125%, due 04/03/18	EUR	160,000	206,023
Holcim US Finance Sarl & Cie SCS,
6.000%, due 12/30/19[1]		$200,000	209,690
	Face
	amount		Value

Merck Finanz AG,
3.750%, due 12/07/12	EUR	325,000	$416,420

Total Luxembourg corporate bonds			2,335,944

Mexico: 0.87%
America Movil SAB de CV,
3.625%, due 03/30/15		$550,000	584,960
5.000%, due 03/30/20		430,000	488,327

Total Mexico corporate bonds			1,073,287

Netherlands: 5.79%
ABN Amro Bank NV,
4.875%, due 01/16/19	GBP	390,000	651,133
Alliander Finance BV,
5.500%, due 04/20/16	EUR	180,000	261,268
Allianz Finance II BV,
5.750%, due 07/08/41[2]		500,000	569,900
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
3.875%, due 02/08/22		$1,390,000	1,413,954
Deutsche Telekom International
Finance BV,
6.500%, due 04/08/22	GBP	100,000	187,856
E.ON International Finance BV,
6.000%, due 10/30/19		200,000	378,034
EDP Finance BV,
3.250%, due 03/16/15	EUR	350,000	406,393
5.375%, due 11/02/12[1]		$250,000	250,475
ING Bank NV,
3.750%, due 03/07/17[1]		230,000	228,921
4.000%, due 03/15/16[1]		240,000	241,632
6.125%, due 05/29/23[2]	EUR	200,000	231,260
Koninklijke KPN NV,
4.250%, due 03/01/22		150,000	196,356
Linde Finance BV,
7.375%, due 07/14/66[2]		160,000	227,638
Repsol International Finance BV,
4.250%, due 02/12/16		300,000	363,653
4.750%, due 02/16/17		150,000	181,139
Royal Bank of Scotland NV,
1.168%, due 03/09/15[2]		$250,000	210,615
RWE Finance BV,
4.750%, due 01/31/34	GBP	100,000	160,720
Scotland International Finance BV,
4.250%, due 05/23/13[1]		$370,000	369,861
Siemens Financieringsmaatschappij NV,
6.125%, due 09/14/66[2]	GBP	222,000	367,680
TenneT Holding BV,
6.655%, due 06/01/17[2,3]	EUR	200,000	257,587

Total Netherlands corporate bonds			7,156,075

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
Norway: 0.37%
DNB Bank ASA,
3.200%, due 04/03/17[1]		$450,000	$455,139

Qatar: 0.44%
Qtel International Finance Ltd.,
6.500%, due 06/10/14[1]		500,000	545,750

South Korea: 0.78%
GS Caltex Corp.,
5.500%, due 04/24/17[4]		400,000	436,880
Hyundai Capital Services, Inc.,
4.375%, due 07/27/16[1]		500,000	525,488

Total South Korea corporate bonds			962,368

Spain: 2.24%
Banco Santander SA,
4.375%, due 03/16/15	EUR	400,000	495,863
BBVA US Senior SAU,
3.250%, due 05/16/14		$400,000	384,817
Gas Natural Capital Markets SA,
5.250%, due 07/09/14	EUR	150,000	188,167
Santander International Debt SAU,
3.381%, due 12/01/15		400,000	463,133
Santander US Debt SAU,
2.991%, due 10/07/13[1]		$200,000	192,312
2.991%, due 10/07/13[4]		100,000	96,156
Telefonica Emisiones SAU,
4.797%, due 02/21/18	EUR	300,000	338,565
5.375%, due 02/02/18	GBP	425,000	603,495

Total Spain corporate bonds			2,762,508

Sweden: 2.00%
Nordea Bank AB,
3.125%, due 03/20/17[1]		$370,000	371,580
6.250%, due 09/10/18[2]	EUR	300,000	392,144
Svenska Handelsbanken AB,
5.125%, due 03/30/20[1]		$500,000	556,188
Swedbank Hypotek AB,
2.375%, due 04/05/17[1]		630,000	636,625
Telefonaktiebolaget LM Ericsson,
4.125%, due 05/15/22		520,000	520,658

Total Sweden corporate bonds			2,477,195

Switzerland: 0.69%
Credit Suisse AG,
1.625%, due 03/06/15[1]		440,000	441,553
5.400%, due 01/14/20		400,000	416,027

Total Switzerland corporate bonds			857,580
	Face
	amount		Value

United Kingdom: 14.49%
Abbey National Treasury Services PLC,
3.875%, due 11/10/14[1]		$500,000	$492,587
Aviva PLC,
4.729%, due 11/28/14[2,3]	EUR	500,000	474,562
5.250%, due 10/02/23[2]		290,000	352,774
B.A.T. International Finance,
3.250%, due 06/07/22[1]		$400,000	395,308
9.500%, due 11/15/18[1]		475,000	646,680
Barclays Bank PLC,
2.250%, due 05/10/17[1]		460,000	459,973
4.750%, due 03/15/20[2,3]	EUR	100,000	66,818
4.875%, due 12/15/14[2,3]		380,000	264,489
5.750%, due 08/17/21	GBP	205,000	355,229
BG Energy Capital PLC,
5.125%, due 12/01/25		100,000	182,014
BP Capital Markets PLC,
3.245%, due 05/06/22		$225,000	232,963
3.561%, due 11/01/21		100,000	105,866
3.875%, due 03/10/15		250,000	267,901
Brambles Finance PLC,
4.625%, due 04/20/18	EUR	200,000	279,166
British Sky Broadcasting Group PLC,
9.500%, due 11/15/18[1]		$250,000	337,051
British Telecommunications PLC,
8.500%, due 12/07/16	GBP	400,000	770,107
Everything Everywhere Finance PLC,
4.375%, due 03/28/19		170,000	264,155
Friends Provident Group PLC,
12.000%, due 05/21/21		93,000	157,515
Friends Provident Holdings UK PLC,
8.250%, due 04/21/22		170,000	230,428
GlaxoSmithKline Capital PLC,
1.500%, due 05/08/17		$175,000	175,569
HSBC Holdings PLC,
5.100%, due 04/05/21		285,000	318,188
6.250%, due 03/19/18	EUR	350,000	484,196
6.500%, due 09/15/37		$1,100,000	1,220,430
Imperial Tobacco Finance PLC,
4.500%, due 07/05/18	EUR	600,000	825,967
8.375%, due 02/17/16		25,000	38,167
9.000%, due 02/17/22	GBP	155,000	333,760
Lloyds Banking Group PLC,
5.875%, due 07/08/14	EUR	200,000	256,598
Lloyds TSB Bank PLC,
1.568%, due 07/11/16[2]		350,000	363,198
4.500%, due 09/15/14[4]		290,000	386,561
6.500%, due 03/24/20		100,000	110,179
Marks & Spencer PLC,
6.250%, due 12/01/17[1]		$300,000	328,374
National Express Group PLC,
6.250%, due 01/13/17	GBP	100,000	168,148

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Nationwide Building Society,
4.650%, due 02/25/15[1]		$250,000	$258,827
Royal Bank of Scotland PLC,
3.400%, due 08/23/13		760,000	767,870
4.875%, due 03/16/15		100,000	103,475
5.375%, due 09/30/19	EUR	225,000	305,294
Scottish & Southern Energy PLC,
5.453%, due 10/01/15[2,3]	GBP	134,000	201,470
Standard Chartered Bank PLC,
3.850%, due 04/27/15[1]		$450,000	470,724
3.850%, due 04/27/15[4]		230,000	240,592
4.125%, due 01/18/19	EUR	330,000	454,407
Tesco PLC,
6.125%, due 02/24/22	GBP	345,000	631,777
Tesco Property Finance 4 PLC,
5.801%, due 10/13/40[4]		149,246	244,260
Thames Water Utilities Finance Ltd.,
5.125%, due 09/28/37		320,000	542,760
Vodafone Group PLC,
5.750%, due 03/15/16		$290,000	334,455
6.150%, due 02/27/37		180,000	230,063
Wales & West Utilities Finance PLC,
5.125%, due 12/02/16	GBP	410,000	710,957
Western Power Distribution
East Midlands PLC,
5.250%, due 01/17/23		175,000	307,429
Western Power Distribution
West Midlands PLC,
5.750%, due 04/16/32		150,000	266,751
WPP PLC,
6.625%, due 05/12/16	EUR	330,000	484,813

Total United Kingdom corporate bonds			17,900,845

United States: 46.08%
ABB Finance USA, Inc.,
2.875%, due 05/08/22		$550,000	556,356
Abbott Laboratories,
6.000%, due 04/01/39		200,000	265,026
Alcoa, Inc.,
6.150%, due 08/15/20		1,010,000	1,063,218
Allegheny Energy Supply Co. LLC,
5.750%, due 10/15/19[1]		350,000	376,644
Alltel Corp.,
7.875%, due 07/01/32		300,000	448,290
Altria Group, Inc.,
4.750%, due 05/05/21		1,025,000	1,162,397
9.250%, due 08/06/19		150,000	208,393
American Honda Finance Corp.,
3.875%, due 09/16/14	EUR	200,000	267,749
	Face
	amount		Value

Anadarko Petroleum Corp.,
6.375%, due 09/15/17		$640,000	$743,446
7.625%, due 03/15/14		400,000	438,938
Anheuser-Busch InBev
Worldwide, Inc.,
5.000%, due 04/15/20		350,000	409,868
7.750%, due 01/15/19		750,000	990,566
Apache Corp.,
4.750%, due 04/15/43		410,000	455,417
Aristotle Holding, Inc.,
3.900%, due 02/15/22[1]		50,000	51,826
AT&T, Inc.,
3.875%, due 08/15/21		340,000	370,348
5.350%, due 09/01/40		451,000	517,596
5.550%, due 08/15/41		500,000	595,978
Bank of America Corp.,
3.750%, due 07/12/16		15,000	15,122
5.650%, due 05/01/18		995,000	1,063,947
5.875%, due 02/07/42		235,000	257,414
6.000%, due 09/01/17		250,000	269,796
7.375%, due 05/15/14		1,100,000	1,182,977
Boston Scientific Corp.,
6.000%, due 01/15/20		445,000	530,718
Burlington Northern Santa Fe LLC,
3.450%, due 09/15/21		700,000	732,388
Cameron International Corp.,
6.375%, due 07/15/18		250,000	297,254
Cargill, Inc.,
3.250%, due 11/15/21[1]		100,000	101,697
CBS Corp.,
8.875%, due 05/15/19		165,000	218,194
Citigroup, Inc.,
1.116%, due 05/31/17[2]	EUR	350,000	360,984
5.500%, due 02/15/17		$300,000	313,482
6.000%, due 08/15/17		1,725,000	1,889,560
Comcast Corp.,
5.700%, due 07/01/19		740,000	879,494
6.300%, due 11/15/17		610,000	733,375
ConocoPhillips,
4.600%, due 01/15/15		250,000	273,699
Dell, Inc.,
5.400%, due 09/10/40		285,000	299,577
DirecTV Holdings LLC,
5.000%, due 03/01/21		780,000	856,904
DIRECTV Holdings LLC,
2.400%, due 03/15/17		300,000	301,976
Dow Chemical Co.,
5.900%, due 02/15/15		300,000	334,539
Duke Energy Corp.,
5.050%, due 09/15/19		330,000	384,847
Energy Transfer Partners LP,
6.050%, due 06/01/41		195,000	198,014
9.000%, due 04/15/19		141,000	176,106
9.700%, due 03/15/19		160,000	205,156

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Enterprise Products Operating LLC,
3.200%, due 02/01/16		$480,000	$502,788
3.700%, due 06/01/15		140,000	149,367
4.850%, due 08/15/42		300,000	298,713
Series I, 5.000%, due 03/01/15		150,000	163,845
ERAC USA Finance LLC,
5.625%, due 03/15/42[1]		340,000	346,806
ERP Operating LP, REIT,
5.750%, due 06/15/17		280,000	323,053
FirstEnergy Solutions Corp.,
6.050%, due 08/15/21		150,000	164,743
Ford Motor Credit Co. LLC,
3.000%, due 06/12/17		1,000,000	994,491
General Electric Capital Corp.,
4.650%, due 10/17/21		180,000	199,895
6.000%, due 08/07/19		610,000	713,746
Series A, 3.750%, due 11/14/14		470,000	493,445
Series A, 6.750%, due 03/15/32		1,105,000	1,368,192
Georgia Power Co.,
5.400%, due 06/01/40		300,000	358,439
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38		275,000	378,144
Goldman Sachs Group, Inc.,
3.300%, due 05/03/15		310,000	309,957
4.375%, due 03/16/17	EUR	1,050,000	1,355,231
5.750%, due 01/24/22		$530,000	559,470
Hartford Financial Services Group, Inc.,
4.000%, due 10/15/17		320,000	321,327
Hasbro, Inc.,
6.350%, due 03/15/40		325,000	377,538
Hewlett-Packard Co.,
2.625%, due 12/09/14		470,000	481,356
Indiana Michigan Power Co.,
7.000%, due 03/15/19		195,000	242,513
Jersey Central Power & Light Co.,
6.150%, due 06/01/37		100,000	126,190
JPMorgan Chase & Co.,
3.150%, due 07/05/16		240,000	246,817
4.500%, due 01/24/22		2,035,000	2,192,139
Kellogg Co.,
1.875%, due 11/17/16		300,000	303,832
Kinder Morgan Energy Partners LP,
6.850%, due 02/15/20		390,000	468,245
6.950%, due 01/15/38		250,000	295,661
Kraft Foods, Inc.,
5.375%, due 02/10/20		655,000	775,098
6.500%, due 02/09/40		350,000	449,607
MassMutual Global Funding II,
2.000%, due 04/05/17[1]		300,000	301,747
	Face
	amount		Value

Merck & Co., Inc.,
6.550%, due 09/15/37		$285,000	$407,967
MetLife, Inc.,
5.250%, due 06/29/20	GBP	430,000	753,070
Morgan Stanley,
4.750%, due 03/22/17		$2,475,000	2,469,560
5.500%, due 07/28/21		150,000	147,789
Motorola Solutions, Inc.,
6.000%, due 11/15/17		300,000	340,735
NBC Universal Media LLC,
4.375%, due 04/01/21		250,000	275,031
News America, Inc.,
6.200%, due 12/15/34		140,000	159,279
6.900%, due 03/01/19		100,000	122,959
Nisource Finance Corp.,
6.125%, due 03/01/22		175,000	205,299
NuStar Logistics LP,
4.800%, due 09/01/20		250,000	254,716
7.650%, due 04/15/18		600,000	699,107
Oncor Electric Delivery Co. LLC,
6.375%, due 01/15/15		175,000	193,533
ONEOK Partners LP,
8.625%, due 03/01/19		125,000	162,215
Pacific Gas & Electric Co.,
6.050%, due 03/01/34		150,000	189,028
PacifiCorp,
6.000%, due 01/15/39		410,000	538,694
Pemex Project Funding Master Trust,
5.500%, due 02/24/25[4]	EUR	450,000	597,436
Philip Morris International, Inc.,
4.500%, due 03/20/42		$520,000	553,004
Phillips 66,
4.300%, due 04/01/22[1]		520,000	547,023
PPL Electric Utilities Corp.,
6.250%, due 05/15/39		150,000	206,572
Principal Financial Group, Inc.,
8.875%, due 05/15/19		210,000	272,199
Progress Energy, Inc.,
4.400%, due 01/15/21		150,000	166,770
Prudential Financial, Inc.,
4.500%, due 11/15/20		425,000	450,498
7.375%, due 06/15/19		300,000	366,144
Qwest Corp.,
6.750%, due 12/01/21		150,000	168,777
Republic Services, Inc.,
5.250%, due 11/15/21		825,000	947,171
Reynolds American, Inc.,
7.625%, due 06/01/16		350,000	421,829
7.750%, due 06/01/18		100,000	125,399
SABMiller Holdings, Inc.,
2.450%, due 01/15/17[1]		700,000	721,517

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Sempra Energy,
6.000%, due 10/15/39	$350,000	$434,733
SLM Corp.,
6.250%, due 01/25/16	900,000	945,000
Southwestern Electric Power Co.,
6.200%, due 03/15/40	600,000	737,794
Time Warner Cable, Inc.,
4.000%, due 09/01/21	150,000	157,628
6.750%, due 06/15/39	200,000	243,755
8.250%, due 04/01/19	580,000	757,885
Valero Energy Corp.,
10.500%, due 03/15/39	640,000	957,078
Verizon Communications, Inc.,
3.500%, due 11/01/21	300,000	319,400
4.750%, due 11/01/41	280,000	307,973
6.350%, due 04/01/19	45,000	56,092
Virginia Electric and Power Co.,
6.000%, due 05/15/37	200,000	260,484
8.875%, due 11/15/38	100,000	166,974
Wachovia Corp.,
5.750%, due 02/01/18	580,000	686,044
Waste Management, Inc.,
6.125%, due 11/30/39	120,000	148,400
7.375%, due 03/11/19	300,000	378,724
WEA Finance LLC,
5.750%, due 09/02/15[1]	250,000	271,865
Wells Fargo & Co.,
2.625%, due 12/15/16	800,000	822,154
4.600%, due 04/01/21	100,000	111,564
	Face
	amount	Value

Xcel Energy, Inc.,
4.700%, due 05/15/20	$415,000	$479,461
4.800%, due 09/15/41	150,000	167,852

Total United States corporate bonds		56,935,852

Total corporate bonds
(cost $115,303,296)		118,029,068

Non-US government obligation: 0.59%
Germany: 0.59%
Kreditanstalt fuer Wiederaufbau,
2.050%, due 02/16/26
(cost $641,119)		729,392

Total bonds
(cost $115,944,415)		118,758,460

	Shares

Short-term investment: 1.61%
Investment company: 1.61%
UBS Cash Management Prime
Relationship Fund[5]
(cost $1,983,693)	1,983,693	1,983,693

Total investments: 97.72%
(cost $117,928,108)		120,742,153

Cash and other assets,
less liabilities: 2.28%		2,812,613

Net assets: 100.00%		$123,554,766

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$4,601,728
Gross unrealized depreciation	(1,787,683)

Net unrealized appreciation of investments	$2,814,045

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes begin on page 90.

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

BB	GBP	12,170,000	USD	18,946,013	09/19/12	$(109,992)

JPMCB	CAD	4,410,000	USD	4,289,070	09/19/12	(34,820)

JPMCB	EUR	22,825,000	USD	28,651,994	09/19/12	(255,297)

JPMCB	JPY	77,600,000	USD	975,336	09/19/12	3,477

JPMCB	USD	1,152,762	CAD	1,190,000	09/19/12	14,002

JPMCB	USD	7,563,641	EUR	6,035,000	09/19/12	79,536

JPMCB	USD	6,332,807	GBP	4,070,000	09/19/12	40,072

JPMCB	USD	454,061	JPY	35,700,000	09/19/12	(6,956)

Net unrealized depreciation on forward foreign currency contracts						$(269,978)

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
US Ultra Bond Futures, 2 contracts (USD)	September 2012	$338,127	$333,687	$(4,440)

5 Year US Treasury Notes, 12 contracts (USD)	September 2012	1,485,488	1,487,625	2,137

US Treasury futures sell contracts:
10 Year US Treasury Notes, 76 contracts (USD)	September 2012	(10,154,366)	(10,136,500)	17,866

Interest rate futures buy contracts:
Euro-Bobl, 35 contracts (EUR)	September 2012	5,636,477	5,575,983	(60,494)

Long Gilt, 20 contracts (GBP)	September 2012	3,734,489	3,730,882	(3,607)

Interest rate futures sell contracts:
Euro-Bund, 16 contracts (EUR)	September 2012	(2,869,931)	(2,852,943)	16,988

Euro-Buxl, 2 contracts (EUR)	September 2012	(356,240)	(331,409)	24,831

Japanese 10 Year Bond, 2 contracts (JPY)	September 2012	(3,582,515)	(3,595,171)	(12,656)

Net unrealized depreciation on futures contracts				$(19,375)

Credit default swaps on credit indices—buy protection[6]

					Upfront
				Payments	payments		Unrealized
	Referenced	Notional	Termination	made by	(made)/		appreciation/
Counterparty	obligation[7]	amount	date	the Fund[8]	received	Value	(depreciation)

DB	iTraxx Europe Senior Financials
	Series 17 Index	EUR 2,910,000	06/20/17	1.000%	$(292,484)	$261,169	$(31,315)

JPMCB	iTraxx Europe Sub Financials
	Series 17 Index	EUR 2,000,000	06/20/17	5.000	220,894	(71,074)	149,820

					$(71,590)	$190,095	$118,505

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Credit default swaps on corporate issues—buy protection[6]

						Upfront
					Payments	payments		Unrealized
	Referenced	Notional		Termination	made by	(made)/		appreciation/
Counterparty	obligation[7]	amount		date	the Fund[8]	received	Value	(depreciation)

BB	Solvay SA bond,
	4.625% due 06/27/18	EUR	445,000	06/20/17	1.000%	$(10,158)	$14,864	$4,706

BB	Quest Diagnostics,
	Inc. bond,
	6.950% due 07/01/37	USD	510,000	03/20/17	1.000	3,882	(2,224)	1,658

BB	European Aeronautic Defence
	and Space Co. NV bond,
	5.500% due 09/25/18	EUR	540,000	12/20/16	1.000	(17,464)	20,419	2,955

BB	ConAgra Foods, Inc. bond,
	7.000% due 10/01/28	USD	560,000	03/20/17	1.000	10,193	(8,549)	1,644

BB	Marks & Spencer PLC bond,
	5.625% due 03/24/14	EUR	700,000	03/20/17	1.000	(60,769)	41,151	(19,618)

CSI	Cox Communications,
	Inc. bond,
	6.800% due 08/01/28	USD	495,000	06/20/17	1.000	13,320	(9,945)	3,375

DB	Morgan Stanley & Co.,
	Inc. bond,
	6.600% due 04/01/12	USD	1,110,000	03/20/17	1.000	(114,374)	115,809	1,435

DB	Quest Diagnostics,
	Inc. bond,
	6.950% due 07/01/37	USD	490,000	03/20/17	1.000	3,508	(2,137)	1,371

GSI	Solvay SA bond,
	4.625% due 06/27/18	EUR	305,000	06/20/17	1.000	(7,143)	10,188	3,045

GSI	ConAgra Foods, Inc. bond,
	7.000% due 10/01/28	USD	440,000	03/20/17	1.000	8,417	(6,717)	1,700

GSI	Cox Communications,
	Inc. bond,
	6.800% due 08/01/28	USD	495,000	06/20/17	1.000	11,201	(8,861)	2,340

JPMCB	Computer Sciences
	Corp. bond,
	6.500% due 03/15/18	USD	1,265,000	03/20/14	1.000	10,811	17,463	28,274

JPMCB	Carrefour SA bond,
	4.375% due 11/02/16	EUR	360,000	06/20/17	1.000	(15,455)	29,603	14,148

JPMCB	Intesa Sanpaolo SpA bond,
	4.750% due 06/15/17	EUR	405,000	03/20/17	3.000	(9,059)	33,984	24,925

JPMCB	CNA Financial Corp. bond,
	8.625% due 04/24/14	EUR	525,000	09/20/16	1.000	(27,967)	15,156	(12,811)

JPMCB	Volkswagen International
	Finance NV bond,
	5.375% due 05/22/18	EUR	540,000	12/20/16	1.000	(19,276)	11,265	(8,011)

JPMCB	Banco Santander SA bond,
	0.000% due 08/09/13	EUR	550,000	12/20/16	3.000	(23,409)	30,316	6,907

						$(243,742)	$301,785	$58,043

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Credit default swaps on credit indices—sell protection[9]

				Payments	Upfront
	Referenced	Notional	Termination	received by	payments		Unrealized	Credit
Counterparty	obligation[7]	amount	date	the Fund[8]	received	Value	appreciation	spread[10]

DB	iTraxx Europe
	Series 17 Index	EUR 4,310,000	06/20/17	1.000%	$182,751	$(162,874)	$19,877	1.657%

Credit default swaps on corporate and sovereign issues—sell protection[9]

					Payments	Upfront
					received	payments		Unrealized
	Referenced	Notional		Termination	by the	(made)/		appreciation	Credit
Counterparty	obligation[7]	amount		date	Fund[8]	received	Value	(depreciation)	spread[10]

BB	Pfizer, Inc. bond,
	4.650% due 03/01/18	USD	510,000	03/20/17	1.000%	$(3,882)	$8,393	$4,511	0.650%

BB	Deutsche Telekom
	International Finance
	BV bond,
	6.000% due 01/20/17	EUR	540,000	12/20/16	1.000	3,882	2,422	6,304	0.924

BB	Procter & Gamble Co. bond,
	4.950% due 08/15/14	USD	560,000	03/20/17	1.000	(11,492)	12,749	1,257	0.515

BB	RWE AG bond,
	5.750% due 02/14/33	EUR	740,000	06/20/17	1.000	3,240	(9,204)	(5,964)	1.214

DB	Electricite De France bond,
	5.625% due 02/21/33	EUR	270,000	12/20/16	1.000	4,021	(5,403)	(1,382)	1.378

DB	Pfizer, Inc. bond,
	4.650% due 03/01/18	USD	490,000	03/20/17	1.000	(3,508)	8,064	4,556	0.650

DB	BP Capital Markets
	America, Inc. bond,
	4.200% due 06/15/18	EUR	540,000	12/20/16	1.000	5,807	(1,908)	3,899	1.072

DB	MetLife, Inc. bond,
	5.000% due 06/15/15	USD	800,000	06/20/16	1.000	22,130	(48,790)	(26,660)	2.652

GSI	France Telecom SA bond,
	5.625% due 05/22/18	EUR	270,000	12/20/16	1.000	3,383	(5,806)	(2,423)	1.406

GSI	Procter & Gamble Co. bond,
	4.950% due 08/15/14	USD	440,000	03/20/17	1.000	(9,439)	10,017	578	0.515

GSI	Xerox Corp. bond,
	6.350% due 05/15/18	USD	495,000	06/20/17	1.000	26,539	(31,246)	(4,707)	2.378

JPMCB	Xerox Corp. bond,
	6.350% due 05/15/18	USD	495,000	06/20/17	1.000	26,119	(31,246)	(5,127)	2.378

JPMCB	Republic of Italy bond,
	6.875% due 09/27/23	USD	580,000	03/20/17	1.000	71,416	(85,937)	(14,521)	4.747

JPMCB	Computer Sciences
	Corp. bond,
	6.500% due 03/15/18	USD	850,000	03/20/16	1.000	13,871	(56,184)	(42,313)	2.909

						$152,087	$(234,079)	$(81,992)

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$118,029,068	$—	$118,029,068

Non-US government obligations	—	729,392	—	729,392

Short-term investments	—	1,983,693	—	1,983,693

Forward foreign currency contracts	—	(269,978)	—	(269,978)

Futures contracts, net	(19,375)	—	—	(19,375)

Swap agreements, net	—	94,927	—	94,927

Total	$(19,375)	$120,567,102	$—	$120,547,727

Portfolio footnotes
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of these securities amounted to $16,438,022 or 13.30% of net assets.
[2]	Variable or floating rate security. The interest rare shown is the current rate as of June 30, 2012 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2012, the value of these securities amounted to $2,001,885 or 1.62% of net assets.
[5]	The table below details the Fund’s investment in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

		Purchases	Sales		Net income
		during the	during the		earned from
		six months	six months		affiliate for the
	Value	ended	ended	Value	six months ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12

UBS Cash Management Prime Relationship Fund	$5,244,474	$35,807,016	$39,067,797	$1,983,693	$2,346

[6]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[7]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[8]	Payments made or received are based on the notional amount.
[9]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[10]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

90	See accompanying notes to financial statements.

UBS High Yield Relationship Fund

Portfolio performance
For the six months ended June 30, 2012, UBS High Yield Relationship Fund (the “Fund”) returned 6.82%. The Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 6.98% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund, to a limited extent, utilized certain interest rate derivatives during the reporting period to manage its duration and yield curve exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund’s shorter than the Index duration positioning was not rewarded over the period.

While the Fund generated a positive return, it modestly lagged the Index during the reporting period. While security selection contributed to performance, this result was offset by subsector allocation, our quality bias and duration positioning.

Portfolio performance summary1
What worked

•	Security selection was the largest contributor to results during the reporting period.

	–	Our holdings in the gaming, telecommunication and super retail subsectors were beneficial for performance.

	–	A small out-of-index allocation to commercial mortgage-backed securities during a portion of the reporting period was rewarded.

•	The Fund’s positioning in several subsectors contributed to performance.

	–	In particular, overweights to the solid-performing gaming and chemical subsectors were positive contributors to results.

	–	An overweight to insurance was a modest contributor to performance. However, this result was offset by an underweight to banks.

What didn’t work

•	Overall, subsector positioning detracted from results.

	–	An underweight to financials, especially a lower exposure to banks, was detrimental to performance, particularly during the first half of the reporting period, when they performed strongly.

	–	An underweight to health care was not rewarded, as the subsector outperformed during the reporting period.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS High Yield Relationship Fund

•	The Fund’s positioning from a quality perspective detracted from results.

	–	We increased the portfolio’s overall credit quality, mainly as a result of increasing risk aversion and market volatility. While this was beneficial at times, overall it was a negative for performance.

	–	During the reporting period, the Fund moved from an overweight to an underweight to securities rated CCC[2] and lower. However, the Fund’s CCC and lower allocation detracted from performance, as this segment outperformed higher rated securities rated B3 and BB4 during the reporting period.

•	Issue selection in the energy subsector was a negative for performance during the reporting period.

•	Duration positioning detracted from results. During the reporting period, the Fund’s duration in the US was shorter than that of the Index, as we felt that US yields would move higher. Overall, duration positioning detracted from results, as US Treasury yields moved sharply lower as economic growth decelerated and investors looked for safe havens amid the challenging macro environment.

[2]	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.
[3]	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
[4]	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS High Yield Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	5 years	10 years

UBS High Yield Relationship Fund	6.82%	4.66%	5.89%	8.45%

BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	6.98	6.57	8.23	9.72

[1]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of June 30, 2012

Percentage of
net assets

DISH DBS Corp.,
7.875%, due 09/01/19	1.4%
CF Industries, Inc.,
7.125%, due 05/01/20	1.4
International Lease Finance Corp.,
8.625%, due 09/15/15	1.1
Nova Chemicals Corp.,
8.625%, due 11/01/19	1.0
Intelsat Luxembourg SA,
11.250%, due 02/04/17	1.0
CIT Group, Inc.,
4.750%, due 02/15/15	0.9
El Paso Corp.,
7.750%, due 01/15/32	0.9
MGM Resorts International,
10.000%, due 11/01/16	0.9
Ally Financial, Inc.,
8.000%, due 03/15/20	0.9
QVC, Inc.,
7.500%, due 10/01/19	0.9

Total	10.4%

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2012

Bonds
Corporate bonds
Aerospace	0.91%
Air transportation	0.25
Automotive & auto parts distributors	1.15
Banks & thrifts	4.91
Broadcasting	0.91
Building materials	1.07
Cable TV	3.59
Capital goods	0.89
Chemicals	5.15
Consumer products	0.26
Containers	2.56
Diversified financial services	4.64
Diversified media	1.57
Electric utilities	3.59
Energy	13.46
Entertainment/film	0.46
Food & drug retail	1.09
Food/beverage/tobacco	1.52
Gaming	4.91
Healthcare	5.49
Homebuilders/real estate	1.42
Hotel	0.90
Insurance	1.52
Leisure	0.99
Machinery	0.96
Metals/mining	3.10
Paper	1.33
Publishing/printing	0.70
Services	3.32
Steels	1.50
Super retail index	4.70
Technology	4.44
Telecommunications	9.19
Textile/apparel	0.23
Transportation excluding air/rail	0.82

Total corporate bonds	93.50%

Asset-backed security	0.10
Commercial mortgage-backed securities	0.35

Total bonds	93.95%

Common stocks	0.01
Warrants	0.00 [1]
Short-term investment	9.75

Total investments	103.71%

Liabilities, in excess of cash and other assets	(3.71)

Net assets	100.00%

[1] Amount represents less than 0.005%.

94

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds: 93.95%
Corporate bonds: 93.50%
Australia: 0.82%
FMG Resources August 2006 Pty Ltd.,
7.000%, due 11/01/15[1]	$1,725,000	$1,759,500
Mirabela Nickel Ltd.,
8.750%, due 04/15/18[1]	150,000	102,750

Total Australia corporate bonds		1,862,250

Austria: 0.37%
PE Paper Escrow GmbH,
12.000%, due 08/01/14[1]	775,000	827,313

Canada: 3.53%
Bombardier, Inc.,
7.500%, due 03/15/18[1]	340,000	372,725
7.750%, due 03/15/20[1]	936,000	1,041,300
CHC Helicopter SA,
9.250%, due 10/15/20	950,000	928,625
Connacher Oil and Gas Ltd.,
8.500%, due 08/01/19[1]	860,000	731,000
Inmet Mining Corp.,
8.750%, due 06/01/20[1]	625,000	618,750
Nova Chemicals Corp.,
8.625%, due 11/01/19	2,025,000	2,293,312
Novelis, Inc.,
8.375%, due 12/15/17	475,000	508,250
Reliance Intermediate Holdings LP,
9.500%, due 12/15/19[1]	700,000	770,000
Videotron Ltee,
5.000%, due 07/15/22[1]	680,000	690,200

Total Canada corporate bonds		7,954,162

Cayman Islands: 0.75%
Sable International Finance Ltd.,
7.750%, due 02/15/17[1]	450,000	465,750
Seagate HDD Cayman,
7.750%, due 12/15/18	1,105,000	1,222,406

Total Cayman Islands corporate bonds		1,688,156

France: 0.37%
Cie Generale de Geophysique-Veritas,
7.750%, due 05/15/17	580,000	600,300
CMA CGM SA,
8.500%, due 04/15/17[1]	425,000	233,750

Total France corporate bonds		834,050

Ireland: 0.84%
Ardagh Packaging Finance PLC,
7.375%, due 10/15/17[1]	720,000	765,000
Nara Cable Funding Ltd.,
8.875%, due 12/01/18[1]	600,000	516,000
	Face
	amount	Value

Vimpel Communications Via VIP
Finance Ireland Ltd. OJSC,
9.125%, due 04/30/18[1]	$575,000	$610,938

Total Ireland corporate bonds		1,891,938

Italy: 0.59%
Wind Acquisition Finance SA,
7.250%, due 02/15/18[1]	700,000	612,500
11.750%, due 07/15/17[1]	895,000	722,713

Total Italy corporate bonds		1,335,213

Luxembourg: 2.48%
APERAM,
7.750%, due 04/01/18[1]	470,000	399,500
ConvaTec Healthcare E SA,
10.500%, due 12/15/18[1]	1,300,000	1,306,500
Expro Finance Luxembourg SCA,
8.500%, due 12/15/16[1]	423,000	405,023
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20[1]	800,000	840,000
11.250%, due 06/15/16	406,000	425,285
Intelsat Luxembourg SA,
11.250%, due 02/04/17	2,140,000	2,204,200

Total Luxembourg corporate bonds		5,580,508

Netherlands: 0.21%
LyondellBasell Industries NV,
6.000%, due 11/15/21[1]	425,000	466,437

Norway: 0.34%
Eksportfinans ASA,
3.000%, due 11/17/14	815,000	772,160

United Kingdom: 1.39%
Hanson Ltd.,
6.125%, due 08/15/16	775,000	825,375
Ineos Finance PLC,
9.000%, due 05/15/15[1]	350,000	369,250
Ineos Group Holdings PLC,
8.500%, due 02/15/16[1]	244,000	223,870
Vedanta Resources PLC,
9.500%, due 07/18/18[1]	375,000	376,875
Virgin Media Finance PLC,
5.250%, due 02/15/22	500,000	511,250
8.375%, due 10/15/19	500,000	561,875
9.500%, due 08/15/16	238,000	265,370

Total United Kingdom corporate bonds		3,133,865

United States: 81.81%
AES Corp.,
8.000%, due 10/15/17	235,000	267,313
8.000%, due 06/01/20	1,125,000	1,290,938

95

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
AK Steel Corp.,
7.625%, due 05/15/20	$660,000	$557,700
Ally Financial, Inc.,
6.750%, due 12/01/14	500,000	526,250
8.000%, due 03/15/20	1,725,000	1,983,750
8.000%, due 11/01/31	830,000	973,175
8.300%, due 02/12/15	1,200,000	1,308,000
Alta Mesa Holdings,
9.625%, due 10/15/18	875,000	864,063
AMC Entertainment, Inc.,
8.750%, due 06/01/19	620,000	664,950
9.750%, due 12/01/20	175,000	189,000
American General Institutional Capital A,
7.570%, due 12/01/45[1]	610,000	611,525
American International Group, Inc.,
6.250%, due 03/15/37	550,000	508,750
AmeriGas Finance LLC,
6.750%, due 05/20/20	600,000	612,000
AMGH Merger Sub, Inc.,
9.250%, due 11/01/18[1]	445,000	462,800
ARAMARK Corp.,
8.500%, due 02/01/15	790,000	808,770
Arch Coal, Inc.,
8.750%, due 08/01/16	600,000	573,000
Ashland, Inc.,
9.125%, due 06/01/17	645,000	709,500
Atlas Pipeline Partners LP,
8.750%, due 06/15/18	475,000	507,063
Atwood Oceanics, Inc.,
6.500%, due 02/01/20	135,000	141,075
Avis Budget Car Rental LLC,
9.625%, due 03/15/18	380,000	416,100
Bank of America Corp.,
5.650%, due 05/01/18	1,330,000	1,422,160
BankAmerica Capital II,
8.000%, due 12/15/26	185,000	189,218
BE Aerospace, Inc.,
6.875%, due 10/01/20	575,000	635,375
Belden, Inc.,
9.250%, due 06/15/19	425,000	463,250
Berry Petroleum Co.,
6.750%, due 11/01/20	650,000	679,250
Berry Plastics Corp.,
8.250%, due 11/15/15	550,000	584,375
Boise Paper Holdings LLC,
9.000%, due 11/01/17	280,000	309,400
Boyd Gaming Corp.,
9.125%, due 12/01/18	670,000	690,100
BreitBurn Energy Partners LP,
7.875%, due 04/15/22[1]	675,000	675,000
	Face
	amount	Value

Brocade Communications Systems, Inc.,
6.875%, due 01/15/20	$300,000	$324,750
Burlington Coat Factory
Warehouse Corp.,
10.000%, due 02/15/19	625,000	662,500
Cablevision Systems Corp.,
8.625%, due 09/15/17	1,280,000	1,427,200
Caesars Entertainment
Operating Co., Inc.,
5.625%, due 06/01/15	1,365,000	1,122,713
10.000%, due 12/15/15	1,050,000	924,000
10.000%, due 12/15/18	405,000	276,919
11.250%, due 06/01/17	530,000	578,363
Calpine Construction Finance Co. LP,
8.000%, due 06/01/16[1]	1,235,000	1,333,800
Calpine Corp.,
7.875%, due 07/31/20[1]	1,335,000	1,471,837
Capella Healthcare, Inc.,
9.250%, due 07/01/17	240,000	248,400
Capital One Capital III,
7.686%, due 08/15/36	685,000	690,137
Case New Holland, Inc.,
7.875%, due 12/01/17	950,000	1,097,250
CB Richard Ellis Services, Inc.,
11.625%, due 06/15/17	215,000	244,025
CDW Finance Corp.,
12.535%, due 10/12/17	550,000	596,750
Celanese US Holdings LLC,
5.875%, due 06/15/21	1,190,000	1,276,275
6.625%, due 10/15/18	315,000	342,562
Cengage Learning Acquisitions, Inc.,
10.500%, due 01/15/15[1]	535,000	406,600
CenturyLink, Inc.,
6.450%, due 06/15/21	775,000	806,446
7.600%, due 09/15/39	275,000	265,571
Ceridian Corp.,
11.250%, due 11/15/15	710,000	681,600
CF Industries, Inc.,
6.875%, due 05/01/18	350,000	415,188
7.125%, due 05/01/20	2,560,000	3,116,800
Chesapeake Energy Corp.,
9.500%, due 02/15/15	730,000	786,575
Chesapeake Oilfield Operating LLC,
6.625%, due 11/15/19[1]	1,230,000	1,107,000
Chrysler Group LLC,
8.000%, due 06/15/19	690,000	708,975
CIT Group, Inc.,
4.750%, due 02/15/15[1]	2,075,000	2,124,281
5.500%, due 02/15/19[1]	1,655,000	1,700,512
Citigroup Capital XXI,
8.300%, due 12/21/57[2]	650,000	651,625
CityCenter Holdings LLC,
10.750%, due 01/15/17[3]	900,000	992,250
96

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Claire’s Stores, Inc.,
10.500%, due 06/01/17	$450,000	$353,250
Clear Channel Communications, Inc.,
10.750%, due 08/01/16	1,205,000	759,150
Clearwater Paper Corp.,
7.125%, due 11/01/18	410,000	432,550
Clearwire Communications LLC,
12.000%, due 12/01/15[1]	490,000	443,600
Coleman Cable, Inc.,
9.000%, due 02/15/18	345,000	355,350
Community Health Systems, Inc.,
8.000%, due 11/15/19	435,000	463,275
8.875%, due 07/15/15	211,000	216,539
Comstock Resources, Inc.,
8.375%, due 10/15/17	90,000	86,850
Consol Energy, Inc.,
8.000%, due 04/01/17	505,000	523,937
Constellation Brands, Inc.,
7.250%, due 05/15/17	765,000	874,969
8.375%, due 12/15/14	655,000	743,425
Cricket Communications, Inc.,
7.750%, due 05/15/16	675,000	716,344
10.000%, due 07/15/15	750,000	772,500
Crosstex Energy LP,
8.875%, due 02/15/18	460,000	485,875
CSC Holdings LLC,
8.625%, due 02/15/19	550,000	635,250
DDR Corp.,
9.625%, due 03/15/16	895,000	1,087,129
Delta Air Lines, Inc.,
12.250%, due 03/15/15[1]	520,000	565,500
Denbury Resources, Inc.,
8.250%, due 02/15/20	200,000	219,000
9.750%, due 03/01/16	1,105,000	1,214,119
Diamond Resorts Corp.,
12.000%, due 08/15/18	1,550,000	1,658,500
DISH DBS Corp.,
7.750%, due 05/31/15	300,000	333,000
7.875%, due 09/01/19	2,710,000	3,123,275
Dolphin Subsidiary II, Inc.,
7.250%, due 10/15/21[1]	1,195,000	1,326,450
Domtar Corp.,
10.750%, due 06/01/17	537,000	690,026
DuPont Fabros Technology LP, REIT,
8.500%, due 12/15/17	895,000	984,500
E*Trade Financial Corp.,
12.500%, due 11/30/17	1,127,000	1,291,824
El Paso Corp.,
7.750%, due 01/15/32	1,790,000	2,012,586
	Face
	amount	Value

Encore Acquisition Co.,
9.500%, due 05/01/16	$315,000	$344,137
Energy Future Intermediate Holding Co.
LLC, 10.000%, due 12/01/20	625,000	679,687
Energy Transfer Partners LP,
6.050%, due 06/01/41	595,000	604,198
7.500%, due 07/01/38	850,000	958,628
Entravision Communications Corp.,
8.750%, due 08/01/17	711,000	753,660
Epicor Software Corp.,
8.625%, due 05/01/19	650,000	663,000
Equinix, Inc.,
8.125%, due 03/01/18	1,350,000	1,495,125
ExamWorks Group, Inc.,
9.000%, due 07/15/19	1,345,000	1,383,669
Felcor Lodging LP,
6.750%, due 06/01/19	550,000	563,062
Ferrellgas Partners-LP,
9.125%, due 10/01/17	500,000	522,500
First Data Corp.,
9.875%, due 09/24/15	980,000	992,250
11.250%, due 03/31/16	1,185,000	1,116,862
Forest Oil Corp.,
7.250%, due 06/15/19	1,115,000	1,023,012
8.500%, due 02/15/14	560,000	582,400
Freescale Semiconductor, Inc.,
9.250%, due 04/15/18[1]	405,000	433,350
10.125%, due 03/15/18[1]	442,000	482,885
10.750%, due 08/01/20	207,000	222,525
Fresenius Medical Care US Finance II, Inc.,
5.625%, due 07/31/19[1]	650,000	677,625
Frontier Communications Corp.,
7.875%, due 04/15/15	665,000	731,500
8.250%, due 04/15/17	810,000	870,750
9.000%, due 08/15/31	1,230,000	1,174,650
FTI Consulting, Inc.,
6.750%, due 10/01/20	675,000	712,125
Gannett Co., Inc.,
9.375%, due 11/15/17	485,000	540,775
GenOn Energy, Inc.,
9.500%, due 10/15/18	505,000	499,319
Geo Group, Inc.,
7.750%, due 10/15/17	400,000	428,000
Georgia Gulf Corp.,
9.000%, due 01/15/17[1]	925,000	1,031,375
Glen Meadow Pass-Through Trust,
6.505%, due 02/12/67[1,2]	660,000	475,200
Goodyear Tire & Rubber Co.,
7.000%, due 05/15/22	350,000	349,563
Graphic Packaging International, Inc.,
7.875%, due 10/01/18	395,000	434,500
Grifols, Inc.,
8.250%, due 02/01/18	525,000	563,063

97

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
HCA, Inc.,
5.875%, due 03/15/22	$300,000	$313,500
7.500%, due 02/15/22	1,225,000	1,335,250
7.875%, due 02/15/20	600,000	666,000
8.500%, due 04/15/19	850,000	952,000
Helix Energy Solutions Group, Inc.,
9.500%, due 01/15/16[1]	821,000	859,998
Hexion US Finance Corp.,
8.875%, due 02/01/18	1,025,000	1,045,500
Hilcorp Finance Co.,
8.000%, due 02/15/20[1]	370,000	398,675
Hilton Worldwide, Inc.,
4.967%, due 11/15/13[1,2]	500,000	496,714
Host Hotels & Resorts LP,
6.000%, due 10/01/21	100,000	109,750
9.000%, due 05/15/17	780,000	863,850
Hughes Satellite Systems Corp.,
6.500%, due 06/15/19	155,000	164,687
7.625%, due 06/15/21	155,000	168,563
Icahn Enterprises LP,
8.000%, due 01/15/18	700,000	743,750
ILFC E-Capital Trust I,
4.280%, due 12/21/65[1,2]	460,000	310,196
Inergy LP,
7.000%, due 10/01/18	550,000	566,500
Ingles Markets, Inc.,
8.875%, due 05/15/17	715,000	778,456
Interactive Data Corp.,
10.250%, due 08/01/18	115,000	127,937
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	1,050,000	1,157,625
8.625%, due 09/15/15	2,255,000	2,491,775
Iron Mountain, Inc.,
8.000%, due 06/15/20	750,000	794,063
8.375%, due 08/15/21	1,340,000	1,453,900
Jabil Circuit, Inc.,
8.250%, due 03/15/18	425,000	498,313
Jacobs Entertainment, Inc.,
9.750%, due 06/15/14	275,000	272,937
JC Penney Corp., Inc.,
7.125%, due 11/15/23	1,075,000	998,406
Kemet Corp.,
10.500%, due 05/01/18	375,000	386,250
Key Energy Services, Inc.,
6.750%, due 03/01/21[1]	200,000	194,000
6.750%, due 03/01/21	625,000	609,375
Level 3 Communications, Inc.,
11.875%, due 02/01/19	580,000	642,350
Level 3 Financing, Inc.,
10.000%, due 02/01/18	835,000	903,887
	Face
	amount	Value

Libbey Glass, Inc.,
6.875%, due 05/15/20[1]	$115,000	$118,162
Liberty Mutual Group, Inc.,
7.800%, due 03/15/37[1]	315,000	318,150
10.750%, due 06/15/58[1,2]	650,000	884,000
Limited Brands, Inc.,
5.625%, due 02/15/22	300,000	309,000
7.600%, due 07/15/37	425,000	423,406
8.500%, due 06/15/19	185,000	217,375
Linn Energy LLC,
6.500%, due 05/15/19[1]	250,000	247,500
7.750%, due 02/01/21	870,000	909,150
8.625%, due 04/15/20	555,000	598,012
Manitowoc Co., Inc.,
8.500%, due 11/01/20	990,000	1,069,200
Marina District Finance Co., Inc.,
9.500%, due 10/15/15	910,000	882,700
MarkWest Energy Partners LP,
6.750%, due 11/01/20	300,000	318,750
Marquette Transportation Finance Corp.,
10.875%, due 01/15/17	450,000	473,625
Masco Corp.,
7.125%, due 03/15/20	225,000	248,256
McClatchy Co.,
11.500%, due 02/15/17	615,000	638,063
McJunkin Red Man Corp.,
9.500%, due 12/15/16	1,135,000	1,225,800
Mead Products LLC,
6.750%, due 04/30/20[1]	450,000	474,750
MedAssets, Inc.,
8.000%, due 11/15/18	930,000	981,150
Mercer International, Inc.,
9.500%, due 12/01/17	700,000	726,250
Meritor, Inc.,
10.625%, due 03/15/18	650,000	690,625
MGM Resorts International,
10.000%, due 11/01/16	1,815,000	2,010,112
11.125%, due 11/15/17	510,000	572,475
Michael Foods, Inc.,
9.750%, due 07/15/18	680,000	746,300
Michaels Stores, Inc.,
7.750%, due 11/01/18	675,000	712,125
11.375%, due 11/01/16	500,000	531,255
Momentive Performance Materials, Inc.,
9.000%, due 01/15/21	415,000	314,363
Multiplan, Inc.,
9.875%, due 09/01/18[1]	900,000	985,500
Murray Energy Corp.,
10.250%, due 10/15/15[1]	1,220,000	1,070,550
Mylan, Inc.,
7.625%, due 07/15/17[1]	850,000	935,000
Navios Maritime Acquisition Corp.,
8.625%, due 11/01/17	540,000	502,200

98

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Navios Maritime Holdings, Inc.,
8.875%, due 11/01/17	$650,000	$654,875
NB Capital Trust II,
7.830%, due 12/15/26	380,000	380,950
Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17	630,000	665,438
Nextel Communications, Inc.,
Series D, 7.375%, due 08/01/15	995,000	996,244
Nielsen Finance LLC,
7.750%, due 10/15/18	450,000	498,375
11.500%, due 05/01/16	500,000	568,750
Niska Gas Storage US LLC,
8.875%, due 03/15/18	630,000	614,250
NRG Energy, Inc.,
7.625%, due 05/15/19	250,000	253,125
8.500%, due 06/15/19	955,000	997,975
Owens-Brockway Glass Container, Inc.,
7.375%, due 05/15/16	665,000	741,475
Pactiv LLC,
8.125%, due 06/15/17	150,000	138,000
PAETEC Holding Corp.,
9.875%, due 12/01/18	1,390,000	1,553,325
Peabody Energy Corp.,
7.375%, due 11/01/16	725,000	797,500
Penn Virginia Resource Partners LP,
8.375%, due 06/01/20[1]	675,000	685,125
Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	1,140,000	1,245,450
Plains Exploration & Production Co.,
7.625%, due 06/01/18	528,000	561,000
Production Resource Group, Inc.,
8.875%, due 05/01/19	225,000	169,875
QEP Resources, Inc.,
6.875%, due 03/01/21	450,000	499,500
Quicksilver Resources, Inc.,
9.125%, due 08/15/19	350,000	304,500
11.750%, due 01/01/16	620,000	603,725
Quiksilver, Inc.,
6.875%, due 04/15/15	540,000	521,100
QVC, Inc.,
7.375%, due 10/15/20[1]	300,000	332,250
7.500%, due 10/01/19[1]	1,730,000	1,920,300
Range Resources Corp.,
5.750%, due 06/01/21	150,000	156,750
Regions Financial Corp.,
5.750%, due 06/15/15	850,000	892,500
7.750%, due 11/10/14	650,000	702,000
Reynolds Group Issuer, Inc.,
7.750%, due 10/15/16[1]	680,000	715,700
7.875%, due 08/15/19[1]	850,000	920,125
9.875%, due 08/15/19[1]	775,000	804,062
	Face
	amount	Value

Rite Aid Corp.,
10.375%, due 07/15/16	$875,000	$925,859
Royal Caribbean Cruises Ltd.,
7.500%, due 10/15/27	555,000	560,550
Ryerson, Inc.,
12.000%, due 11/01/15	1,169,000	1,174,845
Samson Investment Co.,
9.750%, due 02/15/20[1]	1,275,000	1,268,625
SandRidge Energy, Inc.,
8.750%, due 01/15/20	750,000	781,875
Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	910,000	882,700
Sealed Air Corp.,
8.375%, due 09/15/21[1]	580,000	655,400
ServiceMaster Co.,
8.000%, due 02/15/20	100,000	108,875
SESI LLC,
7.125%, due 12/15/21[1]	1,575,000	1,712,812
Severstal Columbus LLC,
10.250%, due 02/15/18	650,000	650,812
Shingle Springs Tribal Gaming Authority,
9.375%, due 06/15/15[1]	655,000	501,075
Sinclair Television Group, Inc.,
9.250%, due 11/01/17[1]	375,000	414,375
Springleaf Finance Corp.,
6.900%, due 12/15/17	830,000	662,440
Sprint Nextel Corp.,
6.000%, due 12/01/16	795,000	761,212
8.375%, due 08/15/17	1,225,000	1,255,625
9.000%, due 11/15/18[1]	425,000	474,937
9.125%, due 03/01/17[1]	475,000	498,750
11.500%, due 11/15/21[1]	125,000	139,375
SPX Corp.,
7.625%, due 12/15/14	1,070,000	1,177,000
SquareTwo Financial Corp.,
11.625%, due 04/01/17	1,170,000	1,044,225
Standard Pacific Corp.,
10.750%, due 09/15/16	750,000	885,000
SUPERVALU, Inc.,
8.000%, due 05/01/16	745,000	754,313
Susser Holdings LLC,
8.500%, due 05/15/16	250,000	271,875
Swift Energy Co.,
7.875%, due 03/01/22	250,000	251,250
Tenet Healthcare Corp.,
6.875%, due 11/15/31	500,000	423,750
8.000%, due 08/01/20	475,000	491,625
8.875%, due 07/01/19	215,000	241,338
Tesoro Corp.,
9.750%, due 06/01/19	625,000	706,250
Tomkins LLC,
9.000%, due 10/01/18	748,000	832,150
Toys R Us Property Co. I LLC,
10.750%, due 07/15/17	1,150,000	1,256,375

99

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Tropicana Entertainment LLC,
9.625%, due 12/15/14[4,5,6]	$1,250,000	$0
Tunica-Biloxi Gaming Authority,
9.000%, due 11/15/15[1]	695,000	649,825
U.S. Foodservice,
8.500%, due 06/30/19[1]	425,000	431,375
Unisys Corp.,
12.750%, due 10/15/14[1]	500,000	545,000
United States Steel Corp.,
7.375%, due 04/01/20	600,000	579,000
Univision Communications, Inc.,
7.875%, due 11/01/20[1]	195,000	208,650
Viskase Cos., Inc.,
9.875%, due 01/15/18[1]	600,000	624,000
Vulcan Materials Co.,
7.500%, due 06/15/21	1,230,000	1,353,000
Warner Chilcott Co. LLC,
7.750%, due 09/15/18	615,000	659,588
West Corp.,
7.875%, due 01/15/19	770,000	804,650
Whiting Petroleum Corp.,
6.500%, due 10/01/18	795,000	846,675
WMG Acquisition Corp.,
9.500%, due 06/15/16	1,585,000	1,727,650
XL Group PLC,
Series E, 6.500%, due 04/15/17[2,7]	765,000	621,563
Yankee Finance, Inc.,
10.250%, due 02/15/16[3]	1,300,000	1,322,750
Yonkers Racing Corp.,
11.375%, due 07/15/16[1]	1,504,000	1,598,000
Zions Bancorp.,
5.500%, due 11/16/15	580,000	590,656

Total United States corporate bonds		184,342,852

Total corporate bonds
(cost $206,643,285)		210,688,904

Asset-backed security: 0.10%
United States: 0.10%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.445%, due 08/25/35[2]
(cost $191,052)	241,848	232,816
	Face
	amount	Value

Commercial mortgage-backed securities: 0.35%
United States: 0.35%
CW Capital Cobalt Ltd.,
Series 2007-C3, Class AJ,
6.007%, due 05/15/46[2]	$800,000	$507,682
Wachovia Bank Commercial
Mortgage Trust,
Series 2007-C33, Class AM,
6.097%, due 02/15/51[2]	300,000	292,478

Total commercial mortgage-backed securities
(cost $930,688)		800,160

Total bonds
(cost $207,765,025)		211,721,880

	Shares

Common stocks: 0.01%
United States: 0.01%
Pliant Corp.*[4,5,8]	5	0
Xanadoo Co., Class A*[5]	23	12,075

Total common stocks
(cost $86,272)		12,075

	Number of
	warrants

Warrants: 0.00%[9]
CMP Susquehanna Radio Holdings
Corp., strike @ $0.01,
expires 03/26/19*[4,5] (cost $162)	15,990	160

	Shares

Short-term investment: 9.75%
Investment company: 9.75%
UBS Cash Management Prime
Relationship Fund[10]
(cost $21,965,290)	21,965,290	21,965,290

Total investments: 103.71%
(cost $229,816,749)		233,699,405

Liabilities, in excess of cash
and other assets: (3.71)%		(8,368,688)

Net assets: 100.00%		$225,330,717

100

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$9,037,971
Gross unrealized depreciation	(5,155,315)

Net unrealized appreciation of investments	$3,882,656

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes begin on page 102.

Futures contracts

	Expiration			Unrealized
	date	Proceeds	Value	depreciation

US Treasury futures sell contracts:
US Long Bond, 20 contracts (USD)	September 2012	$(2,950,564)	$(2,959,375)	$(8,811)

5 Year US Treasury Notes, 28 contracts (USD)	September 2012	(3,464,956)	(3,471,125)	(6,169)

Net unrealized depreciation on futures contracts				$(14,980)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$210,688,904	$0	$210,688,904

Asset-backed security	—	232,816	—	232,816

Commercial mortgage-backed securities	—	800,160	—	800,160

Common stocks	12,075	—	0	12,075

Warrants	—	—	160	160

Short-term investment	—	21,965,290	—	21,965,290

Futures contracts, net	(14,980)	—	—	(14,980)

Total	$(2,905)	$233,687,170	$160	$233,684,425

UBS High Yield Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Level 3 rollforward disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate	Common
	bonds	stock	Warrants	Total

Assets
Beginning balance	$0	$0	$160	$160

Purchases	—	—	—	—

Issuances	—	—	—	—

Sales	—	—	—	—

Settlements	—	—	—	—

Accrued discounts (premiums)	—	—	—	—

Total realized gain (loss)	—	—	—	—

Change in net unrealized appreciation/depreciation	—	—	—	—

Transfers into Level 3	—	—	—	—

Transfers out of Level 3	—	—	—	—

Ending balance	$0	$0	$160	$160

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $0.

Portfolio footnotes
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of these securities amounted to $56,235,715 or 24.96% of net assets.
[2]	Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2012 and changes periodically.
[3]	PIK — Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[4]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2012, the value of these securities amounted to $160 or 0.00% of net assets.
[5]	Security is illiquid. At June 30, 2012, the value of these securities amounted to $12,235 or 0.01% of net assets.
[6]	Security is in default.
[7]	Perpetual bond security. The maturity date reflects the next call date.
[8]	This security, which represents 0.00% of net assets as of June 30, 2012, is considered restricted. (See restricted security table below for more information.)

Acquisition
			cost as a		Value as a
	Acquisition	Acquisition	percentage of	Value	percentage of
Restricted security	date	cost	net assets	06/30/12	net assets

Pliant Corp.	10/02/00	$0	0.00%	$0	0.00%

[9]	Amount represents less than 0.005%.
[10]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12

UBS Cash Management Prime Relationship Fund	$1,390,795	$93,747,572	$73,173,077	$21,965,290	$13,449

102	See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio performance
For the six months ended June 30, 2012, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 4.73%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) returned 7.45%, and the Emerging Markets Debt Benchmark Index (the “Index”) returned 7.30%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios. Therefore, it is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level. During the reporting period, the Fund generated a positive return.

The Fund used derivatives during the reporting period. Certain foreign exchange instruments were utilized to manage the Fund’s currency exposure, while credit default swaps were used to express our views regarding specific country exposures, as well as for hedging purposes. To a smaller extent, the Fund also utilized interest rate derivatives to adjust its duration positioning. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund’s currency management produced negative results, while country allocation modestly contributed to performance.

Portfolio performance summary1
What worked

•	The Fund’s allocation to local Brazilian debt contributed to performance. Local Brazilian debt generated solid results during the reporting period. Local yields, overall, reached historic lows in June 2012.

•	Allocations to certain higher beta (higher risk) countries contributed to results. The Fund’s allocations to US dollar-denominated bonds in Venezuela and Argentina were positives for results. In particular, their spreads tightened in January and February 2012, a period when investor risk appetite was generally robust.

What didn’t work

•	Currency exposure, overall, detracted from results during the reporting period.

	–	The Fund maintained its long-standing exposure to local currencies. This detracted from results, largely given periods of heightened investor risk aversion in May 2012.

	–	Having an allocation to the Brazilian real was a negative for performance during the reporting period.

	–	A lack of exposure to the Hungarian forint in January 2012 detracted from results, as the currency rallied sharply during the month. We later added to the Fund’s exposure in the currency.

	–	The Fund’s exposure to the Indian rupee was a drag on performance, largely given its weak results during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	5 years	Inception[1]

UBS Opportunistic Emerging Markets Debt Relationship Fund	4.73%	6.44%	9.02%	10.54%

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	7.45	10.90	9.44	9.67

Emerging Markets Debt Benchmark Index[3]	7.30	4.56	9.20	9.90

[1]	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from inception 12/31/90 to 12/31/95—100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/96 to 06/30/00—100% J.P. Morgan Emerging Markets Bond Index+ (EMBI+); from 07/01/00 to 10/31/05—100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/01/05 to 05/31/06—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Open (GBI-EM Open); from 06/01/06 to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of June 30, 2012
Percentage of
net assets

Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45	14.2%
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17	9.0
Republic of Argentina, Series VII,
7.000%, due 09/12/13	8.4
Republic of South Africa,
5.500%, due 12/07/23	6.7
Standard Chartered Bank,
8.130%, due 09/23/22
(linked to Indian Government Bonds,
8.130%, due 09/23/22)	5.2
Notas do Tesouro Nacional, Series F,
10.000%, due 01/01/21	4.9
NAK Naftogaz Ukraine,
9.500%, due 09/30/14	4.4
Mexican Udibonos,
4.000%, due 06/13/19	4.4
Republic of Venezuela,
8.250%, due 10/13/24	3.9
KazMunayGas National Co.,
8.375%, due 07/02/13	3.2

Total	64.3%

Industry diversification (unaudited)[1]
As a percentage of net assets as of June 30, 2012

Bonds
Corporate bonds
Commercial banks	2.15%
Diversified financial services	4.15
Oil, gas & consumable fuels	9.87

Total corporate bonds	16.17%

Non-US government obligations	61.95
Structured notes	8.24

Total bonds	86.36%

Short-term investment	11.15
Options purchased	0.29

Total investments	97.80%

Cash and other assets, less liabilities	2.20

Net assets	100.00%

Country exposure by issuer, top five
(unaudited)
As of June 30, 2012
Percentage of
net assets

Brazil	19.0%
Argentina	12.6
Chile	9.0
South Africa	6.7
Ukraine	6.6

Total	53.9%

[1]	Figures represent the industry breakdown of direct investments of UBS Opportunistic Emerging Markets Debt Relationship Fund. Figures would be different if a breakdown of derivatives exposure was included.

105

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount		Value

Bonds: 86.36%
Corporate bonds: 16.17%
Kazakhstan: 3.25%
KazMunayGas National Co.,
8.375%, due 07/02/13[1]		$400,000	$419,500

Russia: 4.15%
RSHB Capital SA for OJSC
Russian Agricultural Bank,
7.750%, due 05/29/18[1]		150,000	170,437
VEB Finance Ltd.,
6.800%, due 11/22/25[1]		350,000	365,750

Total Russia corporate bonds			536,187

Ukraine: 6.58%
Biz Finance PLC,
11.000%, due 02/03/14	UAH	3,000,000	278,517
NAK Naftogaz Ukraine,
9.500%, due 09/30/14		$600,000	572,250

Total Ukraine corporate bonds			850,767

Venezuela: 2.19%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]		350,000	283,500

Total corporate bonds
(cost $2,131,164)			2,089,954

Non-US government obligations: 61.95%
Argentina: 12.63%
Republic of Argentina,
0.000%, due 12/15/35[13]		1,300,000	130,000
4.383%, due 12/15/35[2]		2,047,755	200,680
Series VII, 7.000%, due 09/12/13		1,200,000	1,084,800
Series X, 7.000%, due 04/17/17		200,000	140,200
8.750%, due 06/02/17		88,658	76,246

			1,631,926

Belarus: 2.83%
Republic of Belarus,
8.750%, due 08/03/15[1]		375,000	365,625

Brazil: 19.05%
Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45[3]	BRL	1,400,000	1,832,165
Series F,
10.000%, due 01/01/21		1,200,000	629,925

			2,462,090

Chile: 9.01%
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17[3]	CLP	565,684,000	1,165,162
	Face
	amount		Value

China: 0.58%
China Government Bond,
2.480%, due 12/01/20	CNY	500,000	$74,973

Mexico: 6.33%
Mexican Udibonos,
4.000%, due 06/13/19[3]	MXN	1,350,000	566,006
4.000%, due 11/15/40[3]		600,000	251,968

			817,974

Russia: 0.84%
Federation of Russia,
5.000%, due 04/29/20[1]		$100,000	108,625

South Africa: 6.74%
Republic of South Africa,
5.500%, due 12/07/23[3]	ZAR	5,279,221	870,906

Venezuela: 3.94%
Republic of Venezuela,
8.250%, due 10/13/24[1]		$700,000	509,250

Total Non-US government obligations
(cost $7,696,083)			8,006,531

Structured notes: 8.24%
India: 5.21%
Standard Chartered Bank,
8.130%, due 09/23/22[4]
(linked to Indian Government Bonds,
8.130%, due 09/23/22)		713,982	673,856

Nigeria: 3.03%
HSBC Bank PLC,
16.068%, due 03/30/13[4,5]
(linked to Nigeria Treasury Bill,
16.068%, due 03/30/13)		443,038	392,089

Total structured notes
(cost $1,109,488)			1,065,945

Total bonds
(cost $10,936,735)			11,162,430

	Shares

Short-term investment: 11.15%
Investment company: 11.15%
UBS Cash Management Prime
Relationship Fund[6]
(cost $1,441,065)		1,441,065	1,441,065

106

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face amount
	covered by
	contracts		Value

Options purchased*: 0.29%
Call options: 0.16%
Foreign Exchange Option, Buy
USD/BRL, strike @ BRL 2.25,
expires September 2012		$110,000	$831
Foreign Exchange Option, Buy
USD/BRL, strike @ BRL 2.25,
expires September 2012		110,000	951
Foreign Exchange Option, Buy
USD/CZK, strike @ CZK 20.30,
expires July 2012		790,000	5,245
Foreign Exchange Option, Buy
USD/HUF, strike @ HUF 240.00,
expires August 2012		200,000	2,343
Foreign Exchange Option, Buy
USD/KRW, strike @ KRW 1,220.00,
expires July 2012		270,000	0
Foreign Exchange Option, Buy
USD/MXN, strike @ MXN 14.20,
expires September 2012		110,000	1,266
Foreign Exchange Option, Buy
USD/MXN, strike @ MXN 13.87,
expires September 2012		110,000	1,989
Foreign Exchange Option, Buy
USD/SAR, strike @ SAR 3.75,
expires July 2013		1,187,500	2,265
Foreign Exchange Option, Buy
USD/TRY, strike @ TRY 1.87,
expires February 2013		120,000	5,021

			19,911

Put options: 0.13%
Foreign Exchange Option, Buy
EUR/INR, strike @ INR 71.00,
expires July 2012	EUR	140,000	1,664
	Face amount
	covered by
	contracts		Value

Foreign Exchange Option, Buy
EUR/MXN, strike @ MXN 17.10,
expires August 2012	EUR	140,000	$2,813
Foreign Exchange Option, Buy
USD/CNY, strike @ CNY 6.22,
expires January 2013		$530,000	574
Foreign Exchange Option, Buy
USD/CNY, strike @ CNY 6.29,
expires January 2013		530,000	1,020
Foreign Exchange Option, Buy
USD/KRW, strike @ KRW 1,140.00,
expires July 2012		540,000	822
Foreign Exchange Option, Buy
USD/SAR, strike @ SAR 3.75,
expires July 2013		1,187,500	1,729
Foreign Exchange Option, Buy
USD/TRY, strike @ TRY 1.87,
expires February 2013		120,000	3,678
Foreign Exchange Option, Buy
USD/ZAR, strike @ ZAR 8.20,
expires August 2012		240,000	4,965

			17,265

Total options purchased
(cost $108,438)			37,176

Total investments: 97.80%
(cost $12,486,238)			12,640,671

Cash and other assets,
less liabilities: 2.20%			284,409

Net assets: 100.00%			$12,925,080

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$709,937
Gross unrealized depreciation	(555,504)

Net unrealized appreciation of investments	$154,433

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes begin on page 111.

107

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

BB	EUR	28,000	USD	34,907	07/12/12	$(529)

BB	INR	3,530,000	USD	62,104	09/20/12	(107)

BB	KRW	154,103,000	USD	135,000	07/10/12	522

BB	MXN	1,097,000	USD	80,015	07/20/12	(2,083)

BB	USD	24,452	BRL	50,000	07/12/12	399

BB	USD	317,572	CNY	1,988,000	01/25/13	(6,236)

BB	USD	24,890	RUB	765,000	07/12/12	(1,307)

BB	USD	225,087	RUB	7,465,000	09/19/12	2,152

BB	ZAR	5,576,900	USD	655,697	09/19/12	(18,539)

CSI	BRL	4,136,246	USD	2,005,161	09/19/12	(24,629)

CSI	CLP	586,090,000	USD	1,153,607	09/20/12	(3,911)

CSI	CNY	670,000	USD	106,143	01/10/13	1,191

CSI	RUB	3,030,000	USD	98,601	07/12/12	5,192

CSI	USD	106,935	CNY	670,000	01/10/13	(1,983)

CSI	USD	247,179	KRW	291,300,000	09/19/12	5,829

CSI	USD	79,299	MXN	1,097,000	07/20/12	2,799

CSI	USD	28,118	MYR	90,000	09/19/12	88

CSI	USD	74,814	RUB	2,265,000	07/12/12	(4,989)

CSI	USD	237,107	TRY	441,660	09/19/12	3,062

DB	USD	70,153	ARS	330,000	07/10/12	2,296

GSI	CNY	711,000	USD	112,234	01/10/13	860

GSI	MXN	10,402,580	USD	737,118	09/19/12	(36,735)

GSI	MYR	90,000	USD	28,081	09/19/12	(124)

JPMCB	USD	264,960	CNY	1,660,000	01/25/13	(4,991)

JPMCB	USD	116,974	EUR	90,000	08/10/12	(3,040)

MLI	USD	103,093	ARS	500,000	07/05/12	7,162

Net unrealized depreciation on forward foreign currency contracts						$(77,651)

Currency swap agreement

							Upfront
	Pay		Receive	Termination	Pay	Receive	payments		Unrealized
Counterparty	contracts		contracts	date	rate[7]	rate[7]	made	Value[8]	appreciation

BB	INR	37,150,000	USD 719,681	12/05/16	4.500%	6 month USD LIBOR	$—	$89,265	$89,265

Interest rate swap agreements

				Payments	Payments	Upfront
	Notional		Termination	made by	received by	payments		Unrealized
Counterparty	amount		date	the Fund[7]	the Fund[7]	made	Value	depreciation

CITI	KRW	1,100,000,000	08/26/16	3.410%	3 month CD KSDA	$—	$(3,326)	$(3,326)

GSI	TWD	32,500,000	08/26/16	1.280	3 month TWCPBA	—	(8,958)	(8,958)

						$—	$(12,284)	$(12,284)

108

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Credit default swaps on sovereign issues—buy protection9

				Payments	Upfront		Unrealized
	Referenced	Notional	Termination	made by	payments		appreciation/
Counterparty	obligation[10]	amount	date	the Fund[7]	made	Value	(depreciation)

JPMCB	Republic of Venezuela bond,
	9.250%, due 09/15/27	USD 170,000	03/20/17	5.000%	$(16,361)	$23,138	$6,777

JPMCB	Republic of Venezuela bond,
	9.250%, due 09/15/27	USD 230,000	03/20/17	5.000	(34,278)	31,304	(2,974)

					$(50,639)	$54,442	$3,803

Credit default swaps on credit indices—sell protection11

				Payments	Upfront
	Referenced	Notional	Termination	received by	payments		Unrealized	Credit
Counterparty	index[10]	amount	date	the Fund[7]	made	Value	appreciation	spread[12]

GSI	CDX.EM.Series 17 Index	USD 100,000	06/20/17	5.000%	$(7,292)	$9,845	$2,553	2.846%

Options written

	Expiration	Premiums
	date	received	Value

Call options
Foreign Exchange Option, Sell USD/BRL, USD 110,000 face amount
covered by contracts, strike @ BRL 2.10	September 2012	$3,385	$(2,031)

Foreign Exchange Option, Sell USD/BRL, USD 110,000 face amount
covered by contracts, strike @ BRL 2.10	September 2012	3,064	(2,199)

Foreign Exchange Option, Sell USD/HUF, USD 200,000 face amount
covered by contracts, strike @ HUF 255.00	August 2012	1,830	(905)

Foreign Exchange Option, Sell USD/KRW, USD 270,000 face amount
covered by contracts, strike @ KRW 1,180.00	July 2012	3,944	(70)

Foreign Exchange Option, Sell USD/MXN, USD 110,000 face amount
covered by contracts, strike @ MXN 15.00	September 2012	1,756	(525)

Foreign Exchange Option, Sell USD/MXN, USD 110,000 face amount
covered by contracts, strike @ MXN 14.65	September 2012	1,567	(880)

Put options
Foreign Exchange Option, Sell EUR/INR, EUR 140,000 face amount
covered by contracts, strike @ INR 69.90	July 2012	442	(663)

Foreign Exchange Option, Sell EUR/MXN, EUR 140,000 face amount
covered by contracts, strike @ MXN 17.75	August 2012	3,914	(7,715)

Foreign Exchange Option, Sell USD/KRW, USD 270,000 face amount
covered by contracts, strike @ KRW 1,180.00	July 2012	3,329	(8,105)

Foreign Exchange Option, Sell USD/ZAR, USD 240,000 face amount
covered by contracts, strike @ ZAR 7.80	August 2012	1,224	(1,008)

Total options written		$24,455	$(24,101)

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Foreign exchange option activity for the period ended June 30, 2012 was as follows:

Premiums
received

Foreign exchange options outstanding at December 31, 2011	$3,600

Foreign exchange options written	93,229

Foreign exchange options terminated in closing purchase transactions	(72,374)

Foreign exchange options expired prior to exercise	—

Foreign exchange options outstanding at June 30, 2012	$24,455

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$2,089,954	$—	$2,089,954

Non-US government obligations	—	8,006,531	—	8,006,531

Structured notes	—	1,065,945	—	1,065,945

Short-term investment	—	1,441,065	—	1,441,065

Options purchased	—	37,176	—	37,176

Forward foreign currency contracts, net	—	(77,651)	—	(77,651)

Swap agreements, net	—	141,268	—	141,268

Options written	—	(24,101)	—	(24,101)

Total	$—	$12,680,187	$—	$12,680,187

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate bonds	Total

Assets
Beginning balance	$295,899	$295,899

Purchases	—	—

Issuances	—	—

Sales	(334,971)	(334,971)

Settlements	—	—

Accrued discounts (premiums)	(2,172)	(2,172)

Total realized gain (loss)	146,599	146,599

Change in net unrealized appreciation/depreciation	(105,355)	(105,355)

Transfers into Level 3	—	—

Transfers out of Level 3	—	—

Ending balance	$—	$—

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Portfolio footnotes
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2012, the value of these securities amounted to $2,222,687 or 17.20% of net assets.
[2]	Floating rate determined annually based on the Argentina GDP.
[3]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[4]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of these securities amounted to $1,065,945 or 8.24% of net assets.
[5]	Rate shown reflects annualized yield at June 30, 2012 on zero coupon bond.
[6]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

		Purchases	Sales		Net income
		during the	during the		earned from
		six months	six months		affiliate for the
	Value	ended	ended	Value	six months ended
Security description	12/31/11	06/30/12	06/30/12	06/30/12	06/30/12

UBS Cash Management Prime Relationship Fund	$1,536,051	$5,167,487	$5,262,473	$1,441,065	$1,020

[7]	Payments made or received are based on the notional amount.
[8]	Security is illiquid. At June 30, 2012, the value of this security and other illiquid derivative instruments amounted to $89,265 or 0.69% of net assets.
[9]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[10]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[11]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[12]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.
[13]	Security has yet to make its first payment. Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.

See accompanying notes to financial statements.	111

UBS Cash Management Prime Relationship Fund

Portfolio performance
For the six months ended June 30, 2012, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.08%, versus the 0.02% return of the Citigroup US Treasury Bill 30-Day Rate (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.)

Portfolio performance summary[1]

•	The Fund’s portfolio remained highly diversified by both weighted average maturity and security type over the reporting period. At the issuer level, we maintained a greater than usual level of diversification by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

•	We adjusted the Fund’s sector exposures during the reporting period. Over the six-month period, we significantly increased the Fund’s exposure to repurchase agreements (transactions whereby the seller of a security agrees to buy it back at a predetermined time and price, or upon demand) and modestly increased its allocations to commercial paper and short-term corporate obligations. In contrast, we significantly reduced its allocation to US government and agency obligations and, to a lesser extent, its exposure to certificates of deposit.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Cash Management Prime Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Short-term investments: 98.37%
Certificates of deposit: 13.15%
Bank of Montreal,
0.320%, due 12/07/12	$9,000,000	$9,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.,
0.360%, due 07/10/12	10,000,000	10,000,000
0.360%, due 09/13/12	5,000,000	5,000,000
BNP Paribas Finance, Inc.,
0.220%, due 07/10/12	10,000,000	10,000,000
Credit Suisse,
0.330%, due 09/07/12	10,000,000	10,000,000
Mizuho Corporate Bank,
0.180%, due 07/05/12	10,000,000	10,000,000
0.180%, due 07/09/12	14,000,000	14,000,000
National Australia Bank,
0.360%, due 11/21/12	7,000,000	7,000,000
Societe Generale,
0.280%, due 07/02/12	10,000,000	10,000,000
State Street Bank and Trust Co.,
0.200%, due 09/26/12	9,000,000	9,000,000
Sumitomo Mitsui Banking Corp.,
0.340%, due 08/08/12	7,000,000	7,000,000
0.350%, due 07/19/12	10,000,000	10,000,000
Swedbank AB,
0.170%, due 07/05/12	10,000,000	10,000,000

Total certificates of deposit
(cost $121,000,000)		121,000,000

Commercial paper: 49.38%
Atlantic Asset Securitization LLC,
0.400%, due 07/02/12[1,2]	20,000,000	19,999,778
Atlantis One Funding Corp.,
0.401%, due 08/10/12[1,2]	8,000,000	7,996,444
0.542%, due 01/02/13[1,2]	5,000,000	4,986,125
Barclays Bank PLC,
0.220%, due 07/26/12[1,2]	7,000,000	6,998,930
Barclays US Funding Corp.,
0.100%, due 07/02/12[1]	13,000,000	12,999,964
BNP Paribas Finance, Inc.,
0.130%, due 07/02/12[1]	13,000,000	12,999,953
Bryant Park Funding LLC,
0.177%, due 07/17/12[1,2]	15,000,000	14,998,822
Caisse Centrale Desjardins du Quebec,
0.170%, due 07/23/12[1,2]	10,000,000	9,998,961
0.180%, due 07/09/12[1,2]	5,000,000	4,999,800
Chariot Funding LLC,
0.180%, due 07/16/12[1,2]	15,000,000	14,998,875
0.200%, due 07/09/12[1,2]	5,000,000	4,999,778
Coca-Cola Co.,
0.170%, due 07/06/12[1,2]	5,000,000	4,999,882
0.170%, due 07/16/12[1,2]	5,000,000	4,999,646
0.170%, due 07/23/12[1,2]	5,000,000	4,999,480
0.195%, due 09/10/12[1,2]	7,000,000	6,997,308
	Face
	amount	Value

Commonwealth Bank of Australia,
0.180%, due 07/19/12[1,2]	$8,000,000	$7,999,280
0.195%, due 08/09/12[1,2]	5,000,000	4,998,944
Deutsche Bank Financial LLC,
0.180%, due 07/05/12[1]	15,000,000	14,999,700
0.451%, due 07/30/12[1]	9,000,000	8,996,737
FCAR Owner Trust,
0.260%, due 08/02/12[1]	10,000,000	9,997,689
0.290%, due 07/02/12[1]	3,000,000	2,999,976
General Electric Capital Corp.,
0.290%, due 10/09/12[1]	5,000,000	4,995,972
0.351%, due 07/16/12[1]	5,000,000	4,999,271
0.351%, due 10/15/12[1]	8,000,000	7,991,755
Gotham Funding Corp.,
0.215%, due 07/06/12[1,2]	10,000,000	9,999,701
JPMorgan Chase & Co.,
0.200%, due 08/20/12[1]	8,000,000	7,997,778
0.310%, due 12/24/12[1]	5,000,000	4,992,422
Jupiter Securitization Co. LLC,
0.170%, due 07/17/12[1,2]	5,000,000	4,999,622
0.210%, due 09/06/12[1,2]	10,000,000	9,996,092
0.240%, due 08/24/12[1,2]	4,000,000	3,998,560
Liberty Street Funding LLC,
0.190%, due 08/01/12[1,2]	10,000,000	9,998,364
Market Street Funding LLC,
0.240%, due 07/10/12[1,2]	6,000,000	5,999,640
MetLife Short Term Funding LLC,
0.200%, due 08/01/12[1,2]	4,000,000	3,999,311
0.250%, due 07/10/12[1,2]	4,000,000	3,999,750
Natixis US Finance Co. LLC,
0.200%, due 07/02/12[1]	13,000,000	12,999,928
Nestle Finance International Ltd.,
0.190%, due 07/17/12[1]	5,000,000	4,999,578
Novartis Securities Investment Ltd.,
0.180%, due 07/09/12[1,2]	10,000,000	9,999,600
Old Line Funding LLC,
0.200%, due 09/05/12[1,2]	3,000,000	2,998,900
0.210%, due 09/17/12[1,2]	5,000,000	4,997,725
0.230%, due 08/07/12[1,2]	9,000,000	8,997,873
0.240%, due 07/20/12[1,2]	4,000,000	3,999,493
Oversea-Chinese Banking Corp. Ltd.,
0.200%, due 08/03/12[1]	2,500,000	2,499,542
PNC Bank NA
0.220%, due 09/13/12[1]	10,000,000	9,995,478
Regency Markets No. 1 LLC,
0.220%, due 07/13/12[1,2]	4,000,000	3,999,707
0.220%, due 07/16/12[1,2]	10,000,000	9,999,083
Salisbury Receivables Co. LLC,
0.190%, due 07/06/12[1,2]	5,000,000	4,999,868
0.250%, due 07/10/12[1,2]	10,000,000	9,999,375

UBS Cash Management Prime Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Short-term investments—(Concluded)
Commercial paper—(Concluded)
Sanofi,
0.190%, due 09/06/12[1,2]	$10,000,000	$9,996,464
Sheffield Receivables Corp.,
0.250%, due 07/26/12[1,2]	5,000,000	4,999,132
0.290%, due 07/23/12[1,2]	5,000,000	4,999,114
State Street Corp.,
0.220%, due 09/07/12[1]	15,000,000	14,993,767
Thunder Bay Funding LLC,
0.200%, due 09/04/12[1,2]	7,000,000	6,997,472
Toyota Motor Credit Corp.,
0.200%, due 08/17/12[1]	12,000,000	11,996,867
0.341%, due 11/27/12[1]	8,000,000	7,988,742
UOB Funding LLC,
0.200%, due 08/10/12[1]	5,000,000	4,998,889
Variable Funding Capital Co. LLC,
0.190%, due 07/16/12[1,2]	7,000,000	6,999,446
Victory Receivables Corp.,
0.200%, due 07/17/12[1,2]	10,000,000	9,999,111
0.210%, due 07/02/12[1,2]	5,000,000	4,999,971
0.230%, due 07/23/12[1,2]	3,000,000	2,999,578

Total commercial paper
(cost $454,389,013)		454,389,013

Short-term corporate obligations: 3.75%
JPMorgan Chase & Co.,
0.498%, due 10/09/12[3]	2,500,000	2,500,000
Royal Bank of Canada,
0.618%, due 03/08/13[3]	7,000,000	7,009,447
Svenska Handelsbanken, Inc.,
0.508%, due 10/05/12[2,3]	5,000,000	5,000,000
US Bank NA
0.150%, due 07/23/12	15,000,000	15,000,000
Wells Fargo Bank NA
0.538%, due 07/19/13[3]	5,000,000	5,000,000

Total short-term corporate obligations
(cost $34,509,447)		34,509,447
	Face
	amount	Value

US government and agency obligations: 10.13%
Federal Home Loan Banks,[1]
0.080%, due 08/03/12	$15,000,000	$14,998,900
0.090%, due 07/25/12	10,000,000	9,999,400
0.091%, due 07/06/12	28,000,000	27,999,645
0.160%, due 09/28/12	16,147,000	16,140,613
0.160%, due 11/01/12	4,000,000	3,997,813
US Treasury Bills,[1]
1.375%, due 09/15/12	7,000,000	7,017,733
1.375%, due 02/15/13	3,000,000	3,022,393
1.750%, due 08/15/12	5,000,000	5,009,892
1.750%, due 04/15/13	5,000,000	5,060,547

Total US government and agency obligation
(cost $93,246,936)		93,246,936

Repurchase agreements: 21.96%
Repurchase agreement dated 06/29/12 with Barclay’s Capital Inc., 0.150%, due 07/02/12 collateralized by $139,141,400 US Treasury Bonds, 3.125%, due 11/15/41; (value - $153,000,069); proceeds: $150,001,875	150,000,000	150,000,000
Repurchase agreement dated 06/29/12 with Deutsche Bank, 0.150%, due 07/02/12 collateralized by $53,130,400 US Treasury Notes, 0.375%, due 04/15/15; (value - $53,142,006); proceeds: $52,100,651	52,100,000	52,100,000

Total repurchase agreements
(cost $202,100,000)		202,100,000

Total short-term investments
(cost $905,245,396)		905,245,396

Total investments: 98.37%
(cost $905,245,396)[4]		905,245,396

Cash and other assets, less liabilities: 1.63%		14,991,426

Net assets: 100.00%		$920,236,822

UBS Cash Management Prime Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Notes to portfolio of investments
For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes are disclosed below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Certificates of deposit	$—	$121,000,000	$—	$121,000,000

Commercial paper	—	454,389,013	—	454,389,013

Short-term corporate obligations	—	34,509,447	—	34,509,447

US government and agency obligations	—	93,246,936	—	93,246,936

Repurchase agreements	—	202,100,000	—	202,100,000

Total	$—	$905,245,396	$—	$905,245,396

Portfolio footnotes
[1]	Interest rates shown are the discount rate at date of purchase.
[2]	Security exempt from registration pursuant to Section 4(2) under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012 the value of these securities amounted to $294,945,005 or 32.05% of net assets.
[3]	Variable or floating rate security. The interest rate shown is the current rate as of June 30, 2012 and changes periodically.
[4]	Aggregate cost for federal income tax purposes was the same as for book purposes.

See accompanying notes to financial statements.	115

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Portfolio performance
For the six months ended June 30, 2012, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) returned 4.44%. For comparison purposes, the Citigroup US Inflation Linked Securities Index (the “Index”) returned 4.23% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index during the reporting period largely due to security selection.

The Fund used certain interest rate derivative instruments to adjust its duration and yield curve positioning during the period. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilized to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, while yield curve positioning modestly contributed to performance during the reporting period, duration strategies did not meaningfully impact performance.

Portfolio performance summary1
What worked

•	Security selection of Treasury Inflation Protected Securities (“TIPS”) was the largest contributor to performance. Overall, security selection of TIPS was beneficial during the reporting period.

•	Tactically adjusting the Fund’s allocation to TIPS and conventional Treasuries was a positive for performance. During the reporting period, we tactically adjusted the Fund’s allocations between TIPS and nominal (non-TIPS) Treasuries. In aggregate, this was modestly beneficial for results.

•	A short duration position during the first half of the period was rewarded, as it appeared the US economy was gaining some traction and rates moved higher. The Fund’s duration was tactically adjusted throughout the reporting period, and was largely neutral or tactically shorter than that of the Index when we felt that yields would move higher.

What didn’t work

•	A short duration during the second half of the reporting period detracted from results. During that time, yields moved sharply lower as economic growth decelerated and investors looked for safe havens amid the challenging macro environment.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Average annual total returns for periods ended June 30, 2012 (unaudited)

	6 months	1 year	Inception[1]

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	4.44%	13.19%	9.26%

Citigroup US Inflation Linked Securities Index[2]	4.23	12.36	8.33

[1]	Inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund is July 27, 2007.
[2]	The Citigroup US Inflation Linked Securities Index is an unmanaged broad-based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets as of June 30, 2012

Bonds
US government obligations	94.97%

Total bonds	94.97%

Short-term investment	5.10

Total investments	100.07%

Liabilities, in excess of cash and other assets	(0.07)

Net assets	100.00%

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

	Face
	amount	Value

Bonds: 94.97%
US government obligations: 94.97%
US Treasury Inflation Indexed Bonds (TIPS),
0.750%, due 02/15/42	$600,000	$640,877
2.000%, due 01/15/26	5,000,000	7,397,012
2.125%, due 02/15/41	5,250,000	7,872,319
2.375%, due 01/15/25	4,345,000	6,984,641
2.500%, due 01/15/29	4,695,000	6,982,305
3.375%, due 04/15/32	1,745,000	3,643,871
3.875%, due 04/15/29	825,000	1,865,694
US Treasury Inflation Indexed Notes (TIPS),
0.125%, due 04/15/16	2,100,000	2,278,438
0.125%, due 04/15/17	1,500,000	1,604,038
0.125%, due 01/15/22	4,575,000	4,920,773
0.500%, due 04/15/15	5,325,000	5,870,031
1.125%, due 01/15/21	3,200,000	3,873,253
1.250%, due 04/15/14	5,875,000	6,594,328
1.375%, due 07/15/18	5,500,000	6,699,657
1.375%, due 01/15/20	2,805,000	3,469,970
1.625%, due 01/15/15	5,700,000	7,298,732
1.875%, due 07/15/19	3,600,000	4,639,734
2.375%, due 01/15/17	4,145,000	5,457,738
2.500%, due 07/15/16	7,050,000	9,194,916
US Treasury Notes,
0.625%, due 07/15/21	2,750,000	3,126,703

Total US government obligations
(cost $91,776,272)		100,415,030

Total bonds
(cost $91,776,272)		100,415,030

	Shares	Value

Short-term investment: 5.10%
Investment company: 5.10%
UBS Cash Management Prime
Relationship Fund[1]
(cost $5,394,142)	5,394,142	$5,394,142

Total investments: 100.07%
(cost $97,170,414)		105,809,172

Liabilities, in excess of cash and other assets: (0.07)%		(75,552)

Net assets — 100.00%		$105,733,620

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$8,695,484
Gross unrealized depreciation	(56,726)

Net unrealized appreciation of investments	$8,638,758

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 121. Portfolio footnotes begin on page 120.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Portfolio of investments

June 30, 2012 (unaudited)

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
2 Year US Treasury Notes, 63 contracts (USD)	September 2012	$13,873,784	$13,871,812	$(1,972)

US Treasury futures sell contracts:
US Ultra Bond Futures, 9 contracts (USD)	September 2012	(1,524,361)	(1,501,594)	22,767

5 Year US Treasury Notes, 15 contracts (USD)	September 2012	(1,863,258)	(1,859,531)	3,727

Net unrealized appreciation on futures contracts				$24,522

Interest rate swap agreement

			Payments	Payments	Upfront
	Notional	Termination	made by	received by	payments		Unrealized
Counterparty	amount	date	the Fund[2]	the Fund[2]	made	Value	depreciation

BB	USD 15,700,000	06/30/14	0.568%	3 month LIBOR	$—	$(5,115)	$(5,115)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments:

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

US government obligations	$—	$100,415,030	$—	$100,415,030

Short-term investment	—	5,394,142	—	5,394,142

Futures contracts, net	24,522	—	—	24,522

Swap agreements, net	—	(5,115)	—	(5,115)

Total	$24,522	$105,804,057	$—	$105,828,579

Portfolio footnotes
[1]	The table below details the Fund’s investment in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.
Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	six months	six months	Value	six months
Security description	12/31/11	ended 06/30/12	ended 06/30/12	06/30/12	ended 06/30/12

UBS Cash Management Prime Relationship Fund	$1,020,131	$19,581,280	$15,207,269	$5,394,142	$955

[2]	Payments made or received are based on the notional amount.

120	See accompanying notes to financial statements.

UBS Relationship Funds

Portfolio acronyms

ADR	American depositary receipt
CD KSDA	Korean Securities Dealer Association 91 day Certificate of Deposit Rate
CVA	Dutch certification-depositary certificate
EAFE	Europe, Australasia, Far East
ETF	Exchange Traded Fund
GDP	Gross domestic product
GDR	Global depositary receipt
GE	General Electric
GO	General Obligation
GS	Goldman Sachs
LIBOR	London Interbank Offered Rate
NPV	No Par Value
NVDR	Non-voting depositary receipt
OJSC	Open joint stock company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real estate investment trust
SPDR	Standard & Poor’s Depositary Receipts
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. in exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.
TWCPBA	Taiwan Secondary Market Bills Rate

Counterparty abbreviations

BB	Barclays Bank PLC	DB	Deutsche Bank AG	MLI	Merrill Lynch International
CITI	Citibank NA	GSI	Goldman Sachs International	MSCI	Morgan Stanley & Co.
CSI	Credit Suisse International	JPMCB	JPMorgan Chase Bank		International PLC
				RBS	Royal Bank of Scotland PLC

Currency abbreviations

ARS	Argentine Peso	HKD	Hong Kong Dollar	PLN	Polish Zloty
AUD	Australian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israel New Shekel	SAR	Saudi Arabian Riyal
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	Korean Won	TRY	Turkish Lira
CNY	Chinese Yuan	MXN	Mexican Peso	TWD	Taiwan Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
EUR	Euro	NOK	Norwegian Krone	USD	United States Dollar
GBP	Great Britain Pound	NZD	New Zealand Dollar	ZAR	South African Rand

See accompanying notes to financial statements.	121

UBS Relationship Funds

June 30, 2012 (unaudited)

Explanation of expense disclosure
As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period January 1, 2012 to June 30, 2012.

UBS Relationship Funds

June 30, 2012 (unaudited)

	Beginning	Ending	Expenses paid	Expense
	account value	account value	during period*	ratio during
	January 1, 2012	June 30, 2012	01/01/12 – 06/30/12	period

UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,051.80	$0.42	0.0815%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.46	0.41	0.0815

UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	1,048.80	1.26	0.2483
Hypothetical (5% annual return before expenses)	1,000.00	1,023.63	1.25	0.2483

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Actual	1,000.00	1,030.90	1.26	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.62	1.26	0.2500

UBS International Equity Relationship Fund
Actual	1,000.00	1,041.60	1.27	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.62	1.26	0.2500

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	1,121.30	0.63	0.1200
Hypothetical (5% annual return before expenses)	1,000.00	1,024.27	0.60	0.1200

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,053.10	4.74	0.9292
Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	4.67	0.9292

UBS U.S. Large Cap Equity Relationship Fund
Actual	1,000.00	1,059.20	0.61	0.1200
Hypothetical (5% annual return before expenses)	1,000.00	1,024.27	0.60	0.1200

UBS Credit Bond Relationship Fund
Actual	1,000.00	1,048.50	0.46	0.0899
Hypothetical (5% annual return before expenses)	1,000.00	1,024.42	0.45	0.0899

UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,050.60	0.93	0.1826
Hypothetical (5% annual return before expenses)	1,000.00	1,023.96	0.92	0.1826

UBS High Yield Relationship Fund
Actual	1,000.00	1,068.20	0.65	0.1263
Hypothetical (5% annual return before expenses)	1,000.00	1,024.24	0.64	0.1263

UBS Relationship Funds

June 30, 2012 (unaudited)

	Beginning	Ending	Expenses paid	Expense
	account value	account value	during period*	ratio during
	January 1, 2012	June 30, 2012	01/01/12 – 06/30/12	period

UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	$1,000.00	$1,047.30	$2.55	0.5000%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.38	2.51	0.5000

UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,000.80	0.20	0.0400
Hypothetical (5% annual return before expenses)	1,000.00	1,024.66	0.20	0.0400

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Actual	1,000.00	1,044.40	0.51	0.1000
Hypothetical (5% annual return before expenses)	1,000.00	1,024.37	0.50	0.1000

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

This page has been left blank intentionally.

UBS Relationship Funds
Financial statements

Statement of assets and liabilities
June 30, 2012 (unaudited)

			UBS Global
	UBS Global	UBS Emerging	(ex-U.S.)
	Securities	Markets Equity	All Cap Growth
	Relationship Fund	Relationship Fund	Relationship Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$229,450,639	$294,368,725	$30,644,343
Affiliated issuers	211,933,710	4,366,532	1,150,933
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	1,479,824	—	—
Foreign currency, at cost	1,255,774	71,059	223,088

	$444,119,947	$298,806,316	$32,018,364

Investments, at value:
Unaffiliated issuers	$231,552,219	$276,644,630	$28,602,386
Affiliated issuers	219,167,735	4,366,532	1,150,933
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	1,479,824	—	—
Foreign currency, at value	1,259,023	69,629	223,329
Cash	1,204	—	—
Receivables:
Investment securities sold	548,134,417	32,061,003	13,656,202
Interest	731,252	55,527	174
Dividends	647,230	2,590,625	75,667
Fund shares sold	—	2,482	—
Due from advisor	—	—	14,800
Foreign tax reclaims	240,908	12,025	204,360
Due from broker	21,385,692	—	—
Cash collateral for futures contracts	2,020,437	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	3,042,463	—	—
Other assets	23,332	6,253	4,413

Total assets	1,029,685,736	315,808,706	43,932,264

Liabilities:
Payables:
Investment securities purchased	161,229,043	5,736,650	1,195,640
Cash collateral from securities loaned	1,479,824	—	—
Fund shares redeemed	464,732,860	27,000,000	12,500,000
Custody and fund accounting fees	37,572	86,066	3,533
Fund administration fee	14,750	14,750	14,750
Trustees’ fees	19,588	7,846	6,743
Dividends payable for securities sold short	—	—	—
Accrued expenses	49,936	48,263	32,304
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	2,730,482	—	—

Total liabilities	630,294,055	32,893,575	13,752,970

Net assets	$399,391,681	$282,915,131	$30,179,294

Shares outstanding	11,508,334	8,133,398	2,551,198

Net asset value, offering and redemption proceeds per share[3]	$34.7046	$34.7844	$11.8295

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund and UBS Small-Cap Equity Relationship Fund, as of June 30, 2012 was $1,415,489 and $660,390, respectively.
[2]	Proceeds from securities sold short for UBS U.S. Equity Alpha Relationship Fund were $36,694,201.
[3]	Maximum offering price for UBS Emerging Markets Equity Relationship Fund is $35.0453 (net asset value, plus 0.75% of offering price.)
Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $34.5235 (net asset value, less 0.75% of net asset value).

126

UBS Relationship Funds
Financial statements

UBS	UBS	UBS	UBS
International	Small-Cap	U.S. Equity	U.S. Large
Equity	Equity	Alpha	Cap Equity
Relationship Fund	Relationship Fund	Relationship Fund	Relationship Fund

$45,302,510	$75,221,757	$149,585,237	$37,325,297
255,523	4,518,623	3,063,365	468,815
—	677,547	—	—
496,489	—	—	—

$46,054,522	$80,417,927	$152,648,602	$37,794,112

$44,351,831	$83,896,587	$156,739,603	$38,537,014
255,523	4,518,623	3,063,365	468,815
—	677,547	—	—
494,273	—	—	—
—	—	48,973	—

1,176,334	7,110,472	194,612	55,023
20	2,695	317	47
115,299	124,365	309,822	72,031
—	—	—	—
14,041	11,232	12,652	15,677
69,651	—	—	—
—	—	—	—
—	—	—	—
—	—	2,459	—
63,867	—	—	—
1,236	2,593	35,758	1,200

46,542,075	96,344,114	160,407,561	39,149,807

852,164	1,069,321	—	101,175
—	677,547	—	—
—	5,500,000	—	—
2,967	6,892	11,239	6,594
14,750	14,750	14,750	14,750
4,529	5,449	7,112	4,555
—	—	66,541	—
18,127	35,904	36,574	33,673
—	—	41,219,368	—
43,684	—	—	—

936,221	7,309,863	41,355,584	160,747

$45,605,854	$89,034,251	$119,051,977	$38,989,060

2,806,233	1,516,407	10,170,634	1,921,509

$16.2516	$58.7140	$11.7055	$20.2909

See accompanying notes to financial statements.	127

UBS Relationship Funds
Financial statements

Statement of assets and liabilities (continued)
June 30, 2012 (unaudited)

		UBS
	UBS	Global	UBS
	Credit Bond	Corporate Bond	High Yield
	Relationship Fund	Relationship Fund	Relationship Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$378,943,914	$115,944,415	$207,851,459
Affiliated issuers	26,641,135	1,983,693	21,965,290
Repurchase agreements, at cost	—	—	—
Foreign currency, at cost	3,101	1,197,778	—

	$405,588,150	$119,125,886	$229,816,749

Investments, at value:
Unaffiliated issuers	$380,682,654	$118,758,460	$211,734,115
Affiliated issuers	26,641,135	1,983,693	21,965,290
Repurchase agreements, at value	—	—	—
Foreign currency, at value	3,093	1,200,844	—
Cash	—	—	—
Receivables:
Investment securities sold	13,918,309	34,793,934	11,444,880
Interest	4,901,323	1,845,340	4,088,647
Due from advisor	—	—	—
Foreign tax reclaims	—	244	—
Due from broker	—	135,862	43,406
Cash collateral for futures contracts	452,475	259,545	74,200
Outstanding swap agreements, at value[1]	332,670	643,032	—
Unrealized appreciation on forward foreign currency contracts	—	137,087	—
Other assets	16,145	5,424	7,518

Total assets	426,947,804	159,763,465	249,358,056

Liabilities:
Payables:
Investment securities purchased	2,377,827	177,035	—
Fund shares redeemed	38,250,000	35,000,000	23,950,000
Custody and fund accounting fees	33,560	17,309	15,451
Fund administration fee	14,750	14,750	14,750
Trustees’ fees	14,735	7,393	8,831
Due to broker	263,418	—	—
Dividends payable to shareholders	—	—	—
Accrued expenses	37,959	37,042	38,307
Options written, at value[2]	—	—	—
Outstanding swap agreements, at value[1]	4,822,984	548,105	—
Unrealized depreciation on forward foreign currency contracts	—	407,065	—

Total liabilities	45,815,233	36,208,699	24,027,339

Net assets	$381,132,571	$123,554,766	$225,330,717

Shares outstanding	23,839,784	10,472,970	7,766,298

Net asset value per share	$15.9872	$11.7975	$29.0139

[1]	Net upfront payments made by UBS Credit Bond Relationship Fund were $12,612, net upfront payments received by UBS Global Corporate Bond Relationship Fund were $19,506 and net upfront payments made by UBS Opportunistic Emerging Markets Debt Relationship Fund were $57,931.
[2]	Premiums received by UBS Opportunistic Emerging Markets Debt Relationship Fund were $24,455.

128

UBS Relationship Funds
Financial statements

UBS Opportunistic	UBS Cash	UBS U.S.
Emerging	Management	Treasury Inflation
Markets Debt	Prime	Protected Securities
Relationship Fund	Relationship Fund	Relationship Fund

$11,045,173	$703,145,396	$91,776,272
1,441,065	—	5,394,142
—	202,100,000	—
182,254	—	—

$12,668,492	$905,245,396	$97,170,414

$11,199,606	$703,145,396	$100,415,030
1,441,065	—	5,394,142
—	202,100,000	—
186,585	—	—
3,419	4,744	—

124,848	15,046,875	4,577,927
103,415	136,127	578,790
17,198	3,738	11,598
—	—	—
—	—	26,482
—	—	43,050
153,552	—	—
31,552	—	—
452	23,112	2,817

13,261,692	920,459,992	111,049,836

122,175	—	—
—	—	5,250,000
11,179	21,453	7,269
14,750	14,750	14,750
3,984	19,444	5,633
—	—	—
—	133,794	—
38,936	33,729	33,449
24,101	—	—
12,284	—	5,115
109,203	—	—

336,612	223,170	5,316,216

$12,925,080	$920,236,822	$105,733,620

702,544	920,158,644	6,833,467

$18.3975	$1.00	$15.4729

See accompanying notes to financial statements.	129

UBS Relationship Funds
Financial statements

Statement of operations
For the six months ended June 30, 2012 (unaudited)

		UBS	UBS
	UBS	Emerging	Global (ex-U.S.)
	Global Securities	Markets Equity	All Cap Growth
	Relationship Fund	Relationship Fund	Relationship Fund

Investment income:
Dividends	$4,996,836	$5,640,274	$1,020,859
Interest and other	1,514,278	—	30
Affiliated interest	45,620	4,769	921
Securities lending[1]	85,271	—	—
Foreign tax withheld	(361,077)	(340,665)	(83,486)

Total income	6,280,928	5,304,378	938,324

Expenses:
Administration	44,750	44,750	44,750
Custodian and fund accounting	177,206	297,145	50,973
Professional services	51,914	52,560	36,548
Shareholder reports	1,981	1,981	1,981
Trustees	40,036	19,393	12,127
Insurance	25,274	6,667	4,781
Dividend expense and security loan fees for securities sold short	—	—	—
Other	21,562	15,951	14,379

Total operating expenses	362,723	438,447	165,539

Expenses reimbursed by advisor	—	—	(50,692)

Net expenses	362,723	438,447	114,847

Net investment income	5,918,205	4,865,931	823,477

Net realized gain (loss) on:
Investments in unaffiliated issuers	8,659,939	9,239,139	(2,924,388)
Investments in affiliated issuers	37,695,789	—	—
Futures contracts	5,050,581	—	—
Options written	1,198,305	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	1,024,365	185,731	—
Foreign currency transactions	(4,384,230)	(124,993)	(192,470)

Net realized gain (loss)	49,244,749	9,299,877	(3,116,858)

Change in net unrealized appreciation/depreciation on:
Investments	(10,892,809)	(2,105,047)	15,985,431
Futures contracts	989,250	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	(1,455,916)	—	—
Translation of other assets and liabilities denominated in foreign currency	1,887,485	218,543	10,439

Change in net unrealized appreciation/depreciation	(9,471,990)	(1,886,504)	15,995,870
Net realized and unrealized gain	39,772,759	7,413,373	12,879,012
Net increase in net assets resulting from operations	$45,690,964	$12,279,304	$13,702,489

[1]	Includes affiliated income from UBS Private Money Market Fund LLC for UBS Global Securities Relationship Fund and UBS Small-Cap Equity Relationship Fund of $1,726 and $1,053, respectively.

130

UBS Relationship Funds
Financial statements

UBS		UBS	UBS
International	UBS	U.S. Equity	U.S. Large Cap
Equity	Small-Cap Equity	Alpha	Equity
Relationship Fund	Relationship Fund	Relationship Fund	Relationship Fund

$1,067,273	$985,284	$1,827,739	$365,779
—	—	—	—
214	3,800	1,228	488
—	27,170	—	—
(76,077)	—	(1,908)	—

991,410	1,016,254	1,827,059	366,267

44,750	44,750	44,750	44,750
28,198	21,128	34,316	19,927
40,775	34,425	37,021	33,678
1,981	1,981	1,981	1,981
9,085	10,935	14,341	8,911
1,338	2,806	5,444	1,299
—	—	616,466	—
14,489	10,163	10,631	9,755

140,616	126,188	764,950	120,301

(83,400)	(67,287)	(57,064)	(96,426)

57,216	58,901	707,886	23,875

934,194	957,353	1,119,173	342,392

(209,975)	4,822,759	15,528,326	1,205,032
—	—	—	—
—	—	—	—
—	—	—	—
—	—	(5,050,980)	—
246,296	—	—	—
(16,578)	—	—	—

19,743	4,822,759	10,477,346	1,205,032

845,364	5,054,755	1,801,826	634,404
—	—	—	—
—	—	427,740	—
(190,152)	—	—	—
10,419	—	—	—

665,631	5,054,755	2,229,566	634,404
685,374	9,877,514	12,706,912	1,839,436
$1,619,568	$10,834,867	$13,826,085	$2,181,828

See accompanying notes to financial statements.	131

UBS Relationship Funds
Financial statements

Statement of operations (continued)
For the six months ended June 30, 2012 (unaudited)

		UBS
	UBS	Global Corporate	UBS
	Credit Bond	Bond	High Yield
	Relationship Fund	Relationship Fund	Relationship Fund

Investment income:
Dividends	$4,340	$—	$—
Interest and other	11,685,623	3,910,450	10,008,011
Affiliated interest	10,259	2,346	13,449
Foreign tax withheld	(13,920)	(7,264)	(4,973)

Total income	11,686,302	3,905,532	10,016,487

Expenses:
Administration	44,750	44,750	44,750
Custodian and fund accounting	106,306	57,995	47,852
Professional services	37,195	37,434	37,195
Shareholder reports	1,981	1,981	1,981
Trustees	29,518	14,714	17,448
Insurance	17,490	5,875	8,146
Other	12,550	10,175	11,186

Total operating expenses	249,790	172,924	168,558

Expenses reimbursed by advisor	—	—	—

Net expenses	249,790	172,924	168,558

Net investment income	11,436,512	3,732,608	9,847,929

Net realized gain (loss) on:
Investments in unaffiliated issuers	11,763,211	3,812,776	166,669
Futures contracts	(408,229)	(433,003)	(86,218)
Options written	—	—	—
Swap agreements	(180,441)	(587,043)	—
Forward foreign currency contracts	—	2,014,064	—
Foreign currency transactions	244	(524,092)	—

Net realized gain	11,174,785	4,282,702	80,451

Change in net unrealized appreciation/depreciation on:
Investments	5,411,285	2,650,397	7,315,541
Futures contracts	(374,411)	43,536	(14,980)
Options written	—	—	—
Swap agreements	(414,586)	284,421	—
Forward foreign currency contracts	—	(1,451,927)	—
Translation of other assets and liabilities denominated in foreign currency	(51)	49,442	—

Change in net unrealized appreciation/depreciation	4,622,237	1,575,869	7,300,561
Net realized and unrealized gain	15,797,022	5,858,571	7,381,012
Net increase in net assets resulting from operations	$27,233,534	$9,591,179	$17,228,941

UBS Relationship Funds
Financial statements

UBS	UBS Cash	UBS U.S.
Opportunistic Emerging	Management	Treasury Inflation
Markets Debt	Prime	Protected Securities
Relationship Fund	Relationship Fund	Relationship Fund

$—	$—	$—
489,259	811,618	1,673,093
1,020	—	955
—	—	—

490,279	811,618	1,674,048

44,750	44,750	44,750
33,919	60,689	22,828
38,736	34,179	33,640
1,981	1,981	1,981
7,966	38,269	11,233
490	25,038	3,054
9,529	3,402	10,046

137,371	208,308	127,532

(100,762)	(40,823)	(73,872)

36,609	167,485	53,660

453,670	644,133	1,620,388

328,178	—	1,447,650
—	—	294,895
32,208	—	—
10,000	—	—
162,733	—	—
39,779	—	—

572,898	—	1,742,545

(85,343)	—	1,326,382
—	—	22,663
(353)	—	—
49,759	—	(5,115)
(199,627)	—	—
5,869	—	—

(229,695)	—	1,343,930
343,203	—	3,086,475
$796,873	$644,133	$4,706,863

See accompanying notes to financial statements.	133

UBS Relationship Funds
Financial statements

Statement of changes in net assets

	UBS Global Securities		UBS Emerging Markets Equity
	Relationship Fund		Relationship Fund

	Six months		Six months
	ended	Year ended	ended	Year ended
	June 30, 2012	December 31,	June 30, 2012	December 31,
	(unaudited)	2011	(unaudited)	2011

Operations:
Net investment income	$5,918,205	$13,253,206	$4,865,931	$7,211,766
Net realized gain (loss)	49,244,749	192,860,022	9,299,877	61,642,021
Change in net unrealized appreciation/depreciation	(9,471,990)	(252,818,345)	(1,886,504)	(131,525,297)
Net increase (decrease) in net assets from operations	45,690,964	(46,705,117)	12,279,304	(62,671,510)

Beneficial interest transactions:
Proceeds from shares sold	97,765,545	348,365,836	156,674,938	69,694,790
Transaction charges	—	—	2,007,936	2,240,959
Cost of shares redeemed	(550,154,377)	(1,057,365,153)	(111,049,954)	(229,102,237)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(452,388,832)	(708,999,317)	47,632,920	(157,166,488)

Increase (decrease) in net assets	(406,697,868)	(755,704,434)	59,912,224	(219,837,998)

Net assets, beginning of period	806,089,549	1,561,793,983	223,002,907	442,840,905

Net assets, end of period	$399,391,681	$806,089,549	$282,915,131	$223,002,907

Shares sold	2,876,547	10,132,553	4,480,437	1,830,870
Shares redeemed	(15,769,709)	(30,136,151)	(3,070,065)	(6,207,313)
Net increase (decrease) in shares outstanding	(12,893,162)	(20,003,598)	1,410,372	(4,376,443)

	UBS U.S. Equity Alpha		UBS U.S. Large Cap Equity
	Relationship Fund		Relationship Fund

	Six months		Six months
	ended	Year ended	ended	Year ended
	June 30, 2012	December 31,	June 30, 2012	December 31,
	(unaudited)	2011	(unaudited)	2011

Operations:
Net investment income	$1,119,173	$3,684,710	$342,392	$760,784
Net realized gain	10,477,346	33,999,520	1,205,032	7,024,895
Change in net unrealized appreciation/depreciation	2,229,566	(36,852,088)	634,404	(7,818,070)
Net increase (decrease) in net assets from operations	13,826,085	832,142	2,181,828	(32,391)

Beneficial interest transactions:
Proceeds from shares sold	—	—	—	5,000,000
Cost of shares redeemed	(70,750,681)	(110,849,541)	(43,343)	(24,157,836)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(70,750,681)	(110,849,541)	(43,343)	(19,157,836)

Increase (decrease) in net assets	(56,924,596)	(110,017,399)	2,138,485	(19,190,227)

Net assets, beginning of period	175,976,573	285,993,972	36,850,575	56,040,802

Net assets, end of period	$119,051,977	$175,976,573	$38,989,060	$36,850,575

Shares sold	—	—	—	270,143
Shares redeemed	(5,661,315)	(9,445,934)	(2,045)	(1,220,007)
Net increase (decrease) in shares outstanding	(5,661,315)	(9,445,934)	(2,045)	(949,864)

UBS Relationship Funds
Financial statements

UBS Global (ex-U.S.) All Cap Growth		UBS International Equity		UBS Small-Cap Equity
Relationship Fund		Relationship Fund		Relationship Fund

Six months		Six months		Six months
ended	Year ended	ended	Year ended	ended	Year ended
June 30, 2012	December 31,	June 30, 2012	December 31,	June 30, 2012	December 31,
(unaudited)	2011	(unaudited)	2011	(unaudited)	2011

$823,477	$5,350,971	$934,194	$1,274,256	$957,353	$1,300,953
(3,116,858)	18,639,729	19,743	1,945,201	4,822,759	15,104,703
15,995,870	(91,760,937)	665,631	(10,800,113)	5,054,755	(23,425,886)
13,702,489	(67,770,237)	1,619,568	(7,580,656)	10,834,867	(7,020,230)

5,000,000	12,750,000	2,000,000	3,152,242	200,000	19,724,721
—	—	—	—	—	—
(135,800,000)	(249,430,000)	—	(3,100,000)	(13,227,836)	(48,078,105)

(130,800,000)	(236,680,000)	2,000,000	52,242	(13,027,836)	(28,353,384)

(117,097,511)	(304,450,237)	3,619,568	(7,528,414)	(2,192,969)	(35,373,614)

147,276,805	451,727,042	41,986,286	49,514,700	91,227,220	126,600,834

$30,179,294	$147,276,805	$45,605,854	$41,986,286	$89,034,251	$91,227,220

425,318	879,231	114,634	184,209	3,714	367,498
(10,704,529)	(19,384,971)	—	(199,674)	(229,540)	(878,310)
(10,279,211)	(18,505,740)	114,634	(15,465)	(225,826)	(510,812)

UBS Credit Bond		UBS Global Corporate Bond		UBS High Yield
Relationship Fund		Relationship Fund		Relationship Fund

Six months		Six months		Six months
ended	Year ended	ended	Year ended	ended	Year ended
June 30, 2012	December 31,	June 30, 2012	December 31,	June 30, 2012	December 31,
(unaudited)	2011	(unaudited)	2011	(unaudited)	2011

$11,436,512	$21,941,805	$3,732,608	$7,605,373	$9,847,929	$22,687,569
11,174,785	23,473,563	4,282,702	1,787,645	80,451	17,148,484
4,622,237	(8,155,392)	1,575,869	(3,827,970)	7,300,561	(26,668,770)
27,233,534	37,259,976	9,591,179	5,565,048	17,228,941	13,167,283

20,999,999	306,531,823	6,400,000	115,689,000	7,450,000	97,970,000
(232,920,000)	(185,688,294)	(86,090,000)	(159,564,067)	(62,550,000)	(254,398,135)

(211,920,001)	120,843,529	(79,690,000)	(43,875,067)	(55,100,000)	(156,428,135)

(184,686,467)	158,103,505	(70,098,821)	(38,310,019)	(37,871,059)	(143,260,852)

565,819,038	407,715,533	193,653,587	231,963,606	263,201,776	406,462,628

$381,132,571	$565,819,038	$123,554,766	$193,653,587	$225,330,717	$263,201,776

1,372,388	21,045,442	569,453	10,411,467	259,783	3,734,706
(14,641,173)	(12,708,418)	(7,341,623)	(14,524,574)	(2,184,119)	(9,371,424)
(13,268,785)	8,337,024	(6,772,170)	(4,113,107)	(1,924,336)	(5,636,718)

See accompanying notes to financial statements.	135

UBS Relationship Funds
Financial statements

Statement of changes in net assets (continued)

	UBS Opportunistic Emerging		UBS Cash Management Prime
	Markets Debt Relationship Fund		Relationship Fund

	Six months		Six months
	ended	Year ended	ended	Year ended
	June 30, 2012	December 31,	June 30, 2012	December 31,
	(unaudited)	2011	(unaudited)	2011

Operations:
Net investment income	$453,670	$1,287,839	$644,133	$1,032,211
Net realized gain (loss)	572,898	2,562,458	—	(738)
Change in net unrealized appreciation/depreciation	(229,695)	(2,164,792)	—	—
Net increase in net assets from operations	796,873	1,685,505	644,133	1,031,473

Distributions to shareholders:
Net investment income	—	—	(644,133)	(1,032,211)

Beneficial interest transactions:
Proceeds from shares sold	—	12,000,000	2,789,608,552	5,310,826,660
Shares issued on reinvestment of dividends and distributions	—	—	15,437	92,642
Cost of shares redeemed	(3,750,000)	(23,333,671)	(2,429,569,620)	(5,370,533,735)
Net decrease in net assets resulting from
beneficial interest transactions	(3,750,000)	(11,333,671)	360,054,369	(59,614,433)

Increase (decrease) in net assets	(2,953,127)	(9,648,166)	360,054,369	(59,615,171)

Net assets, beginning of period	15,878,207	25,526,373	560,182,453	619,797,624

Net assets, end of period	$12,925,080	$15,878,207	$920,236,822	$560,182,453

Shares sold	—	719,212	2,789,608,552	5,310,826,660
Shares issued on distributions reinvested	—	—	15,437	92,642
Shares redeemed	(201,405)	(1,352,294)	(2,429,569,620)	(5,370,533,735)
Net increase (decrease) in shares outstanding	(201,405)	(633,082)	360,054,369	(59,614,433)

	UBS U.S. Treasury Inflation Protected
	Securities Relationship Fund

	Six months
	ended	Year ended
	June 30, 2012	December 31,
	(unaudited)	2011

Operations:
Net investment income	$1,620,388	$4,133,076
Net realized gain	1,742,545	5,252,136
Change in net unrealized appreciation	1,343,930	6,585,410
Net increase in net assets from operations	4,706,863	15,970,622

Beneficial interest transactions:
Proceeds from shares sold	8,450,000	72,300,000
Cost of shares redeemed	(5,650,000)	(55,890,164)
Net increase in net assets resulting from
beneficial interest transactions	2,800,000	16,409,836

Increase in net assets	7,506,863	32,380,458

Net assets, beginning of period	98,226,757	65,846,299

Net assets, end of period	$105,733,620	$98,226,757

Shares sold	569,090	5,573,801
Shares redeemed	(365,265)	(4,048,505)
Net increase in shares outstanding	203,825	1,525,296

136	See accompanying notes to financial statements.

UBS Relationship Funds
Financial statements

Statement of cash flows
For the six months ended June 30, 2012 (unaudited)

UBS U.S. Equity Alpha
Relationship Fund

Cash flows provided by operating activities:
Net increase in net assets from operations	$13,826,085
Adjustments to reconcile net increase in net assets
from operations to net cash provided by operating activities:
Purchase of investment securities	(68,836,857)
Proceeds from disposition of investment securities	154,145,686
Covers of investment securities sold short	17,318,919
Proceeds from investment securities sold short	(33,130,006)
Proceeds of short-term investments, net	(1,912,401)
Change in unrealized (appreciation)/depreciation on investments	(1,801,826)
Change in unrealized (appreciation)/depreciation on investment securities sold short	(427,740)
Net realized (gain)/loss on investments	(15,528,326)
Net realized (gain)/loss on investment securities sold short	5,050,980
Increase in interest receivable	(83)
Increase in dividends receivable	162,569
Increase in due from advisor	(7,503)
Decrease in cash collateral for securities sold short	1,928,179
Decrease in prepaid expenses and other assets	5,444
Increase in dividends payable for securities sold short	19,422
Decrease in accrued expenses	(21,815)

Net cash provided by operating activities	70,790,727

Cash flows used in financing activities:
Payment on shares redeemed	(70,750,681)

Net cash used in financing activities	(70,750,681)

Net increase in cash	40,046

Cash:
Beginning of period	8,927

End of period	$48,973

See accompanying notes to financial statements.	137

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
	June 30, 2012
UBS Global Securities Relationship Fund	(unaudited)	2011	2010	2009	2008	2007

Net asset value, beginning of period	$33.0344	$35.1715	$31.3448	$23.1428	$35.6852	$33.7695

Income (loss) from investment operations:
Net investment income[1]	0.2324	0.4194	0.3758	0.3844	0.7175	0.7666
Net realized and unrealized gain (loss)	1.4378	(2.5565)	3.4509	7.8176	(13.2599)	1.1491

Total income (loss) from investment operations	1.6702	(2.1371)	3.8267	8.2020	(12.5424)	1.9157

Net asset value, end of period	$34.7046	$33.0344	$35.1715	$31.3448	$23.1428	$35.6852

Total investment return[2]	5.18%	(6.07)%	12.21%	35.44%	(35.14)%	5.67%

Ratios to average net assets:
Expenses	0.0815%[3]	0.0719%	0.0641%	0.0598%	0.0502%	0.0731%
Net investment income	1.33%[3]	1.20%	1.18%	1.49%	2.30%	2.17%

Supplemental data:
Net assets, end of period (000’s)	$399,392	$806,090	$1,561,794	$1,805,871	$1,609,955	$3,115,087
Portfolio turnover rate	59%	99%	78%	127%	112%	96%

	Six months ended	Year ended December 31,
	June 30, 2012
UBS Emerging Markets Equity Relationship Fund	(unaudited)	2011	2010	2009	2008	2007

Net asset value, beginning of period	$33.1700	$39.8975	$33.6580	$18.2927	$40.3128	$28.3071

Income (loss) from investment operations:
Net investment income[1]	0.4997	0.8706	0.5415	0.5743	0.5445	0.5993
Net realized and unrealized gain (loss)	0.9085	(7.8686)	5.5917	14.6760	(22.9145)	11.0820

Total income (loss) from investment operations	1.4082	(6.9980)	6.1332	15.2503	(22.3700)	11.6813

Transaction charges	0.2062	0.2705	0.1063	0.1150	0.3499	0.3244

Net asset value, end of period	$34.7844	$33.1700	$39.8975	$33.6580	$18.2927	$40.3128

Total investment return[2]	4.88%	(16.87)%	18.55%	83.98%	(54.64)%	42.48%

Ratios to average net assets:
Expenses	0.2483%[3]	0.3053%	0.2840%	0.2536%	0.2370%	0.3019%
Net investment income	2.76%[3]	2.29%	1.57%	2.30%	2.02%	1.86%

Supplemental data:
Net assets, end of period (000’s)	$282,915	$223,003	$442,841	$564,526	$387,607	$282,914
Portfolio turnover rate	49%	50%	28%	95%	72%	53%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

138

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,		Period ended
	June 30, 2012			December 31
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	(unaudited)	2011	2010	2009[3]

Net asset value, beginning of period	$11.4787	$14.4155	$13.2839	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.1110	0.2352	0.1902	0.1288
Net realized and unrealized gain (loss)	0.2398	(3.1720)	0.9414	3.1551

Total income (loss) from investment operations	0.3508	(2.9368)	1.1316	3.2839

Net asset value, end of period	$11.8295	$11.4787	$14.4155	$13.2839

Total investment return[2]	3.09%	(20.38)%	8.52%	32.84%

Ratios to average net assets:
Expenses before expense reimbursement	0.3603%[4]	0.1600%	0.1413%	0.1242%[4]
Expenses after expense reimbursement	0.2500%[4]	0.1600%	0.1413%	0.1242%[4]
Net investment income	1.79%[4]	1.71%	1.48%	1.57%[4]

Supplemental data:
Net assets, end of period (000’s)	$30,179	$147,277	$451,727	$513,966
Portfolio turnover rate	36%	89%	119%	82%

	Six months ended	Year ended December 31,
	June 30, 2012
UBS International Equity Relationship Fund	(unaudited)	2011	2010	2009	2008	2007

Net asset value, beginning of period	$15.5990	$18.2909	$16.5673	$11.7174	$20.5870	$19.2528

Income (loss) from investment operations:
Net investment income[1]	0.3393	0.4761	0.4665	0.3365	0.5152	0.5388
Net realized and unrealized gain (loss)	0.3133	(3.1680)	1.2571	4.5134	(9.3848)	0.7954

Total income (loss) from investment operations	0.6526	(2.6919)	1.7236	4.8499	(8.8696)	1.3342

Net asset value, end of period	$16.2516	$15.5990	$18.2909	$16.5673	$11.7174	$20.5870

Total investment return[2]	4.16%	(14.71)%	10.41%	41.39%	(43.08)%	6.93%

Ratios to average net assets:
Expenses before expense reimbursement	0.6144%[4]	0.5954%	0.5851%	0.6964%	0.4233%	0.1675%
Expenses after expense reimbursement	0.2500%[4]	0.2500%	0.2335%	0.1855%	0.1500%	0.1500%
Net investment income	4.08%[4]	2.73%	2.84%	2.53%	3.12%	2.67%

Supplemental data:
Net assets, end of period (000’s)	$45,606	$41,986	$49,515	$49,981	$42,526	$79,443
Portfolio turnover rate	19%	54%	45%	67%	92%	38%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period April 30, 2009 (commencement of operations) to December 31, 2009.
[4]	Annualized.

See accompanying notes to financial statements.	139

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
	June 30, 2012
UBS Small-Cap Equity Relationship Fund	(unaudited)	2011	2010	2009	2008	2007

Net asset value, beginning of period	$52.3622	$56.1910	$40.5196	$27.4910	$46.8153	$46.9568

Income (loss) from investment operations:
Net investment income[1]	0.5618	0.6581	0.4530	0.3704	0.6115	0.7007
Net realized and unrealized gain (loss)	5.7900	(4.4869)	15.2184	12.6582	(19.9358)	(0.8422)

Total income (loss) from investment operations	6.3518	(3.8288)	15.6714	13.0286	(19.3243)	(0.1415)

Net asset value, end of period	$58.7140	$52.3622	$56.1910	$40.5196	$27.4910	$46.8153

Total investment return[2]	12.13%	(6.82)%	38.66%	47.40%	(41.27)%	(0.31)%

Ratios to average net assets:
Expense before expense reimbursement	0.2571%[3]	0.2373%	0.2162%	0.1668%	0.0967%	0.0800%
Expenses after expense reimbursement	0.1200%[3]	0.1200%	0.1200%	0.1200%	0.0967%	0.0800%
Net investment income	1.95%[3]	1.20%	0.98%	1.18%	1.53%	1.41%

Supplemental data:
Net assets, end of period (000’s)	$89,034	$91,227	$126,601	$142,526	$202,694	$526,732
Portfolio turnover rate	35%	74%	85%	77%	92%	110%

	Six months ended	Year ended December 31,
	June 30, 2012
UBS U.S. Equity Alpha Relationship Fund	(unaudited)	2011	2010	2009	2008	2007

Net asset value, beginning of period	$11.1153	$11.3140	$10.3440	$7.4831	$12.6864	$12.4603

Income (loss) from investment operations:
Net investment income[1]	0.0876	0.1840	0.1530	0.1156	0.2165	0.2311
Net realized and unrealized gain (loss)	0.5026	(0.3827)	0.8170	2.7453	(5.4198)	(0.0050)

Total income (loss) from investment operations	0.5902	(0.1987)	0.9700	2.8609	(5.2033)	0.2261

Net asset value, end of period	$11.7055	$11.1153	$11.3140	$10.3440	$7.4831	$12.6864

Total investment return[2]	5.31%	(1.76)%	9.38%	38.23%	(41.02)%	1.82%

Ratios to average net assets:
Expense before expense reimbursement and after dividend
expense and security loan fees for securities sold short	1.0041%[3]	0.6906%	0.7775%	0.9474%	0.6196%	0.4551%
Expenses after expense reimbursement and after dividend
expense and security loan fees for securities sold short	0.9292%[3]	0.6708%	0.7722%	0.9474%	0.6196%	0.4551%
Expenses after expense reimbursement and before dividend
expense and security loan fees for securities sold short	0.1200%[3]	0.1200%	0.1211%	0.1202%	0.0779%	0.0792%
Net investment income	1.47%[3]	1.61%	1.48%	1.36%	1.99%	1.78%

Supplemental data:
Net assets, end of period (000’s)	$119,052	$175,977	$285,994	$298,117	$212,488	$814,560
Portfolio turnover rate	21%	71%	56%	96%	89%	58%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

140

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
	June 30, 2012
UBS U.S. Large Cap Equity Relationship Fund	(unaudited)	2011	2010	2009	2008	2007

Net asset value, beginning of period	$19.1575	$19.5032	$17.0591	$12.6975	$21.1093	$20.7048

Income (loss) from investment operations:
Net investment income[1]	0.1781	0.3285	0.2858	0.2404	0.3738	0.3938
Net realized and unrealized gain (loss)	0.9553	(0.6742)	2.1583	4.1212	(8.7856)	0.0107

Total income (loss) from investment operations	1.1334	(0.3457)	2.4441	4.3616	(8.4118)	0.4045

Net asset value, end of period	$20.2909	$19.1575	$19.5032	$17.0591	$12.6975	$21.1093

Total investment return[2]	5.92%	(1.77)%	14.33%	34.35%	(39.85)%	1.95%

Ratios to average net assets:
Expenses before expense reimbursement	0.6047%[3]	0.5313%	0.4118%	0.4281%	0.1069%	0.0871%
Expenses after expense reimbursement	0.1200%[3]	0.1200%	0.1200%	0.1200%	0.1069%	0.0871%
Net investment income	1.72%[3]	1.67%	1.63%	1.74%	2.00%	1.82%

Supplemental data:
Net assets, end of period (000’s)	$38,989	$36,851	$56,041	$60,914	$66,631	$467,332
Portfolio turnover rate	32%	74%	63%	56%	63%	39%

	Six months ended	Year ended December 31,
	June 30, 2012
UBS Credit Bond Relationship Fund	(unaudited)	2011	2010	2009	2008	2007

Net asset value, beginning of period	$15.2477	$14.1708	$12.9701	$11.2043	$12.1425	$11.7609

Income (loss) from investment operations:
Net investment income[1]	0.3209	0.6532	0.7259	0.6692	0.8683	0.7432
Net realized and unrealized gain (loss)	0.4186	0.4237	0.4748	1.0966	(1.8065)	(0.3616)

Total income (loss) from investment operations	0.7395	1.0769	1.2007	1.7658	(0.9382)	0.3816

Net asset value, end of period	$15.9872	$15.2477	$14.1708	$12.9701	$11.2043	$12.1425

Total investment return[2]	4.85%	7.60%	9.26%	15.73%	(7.70)%	3.25%

Ratios to average net assets:
Expenses before expense reimbursement	0.0899%[3]	0.0941%	0.0999%	0.1012%	0.0856%	0.0685%
Expenses after expense reimbursement	0.0899%[3]	0.0941%	0.0999%	0.1000%	0.0856%	0.0685%
Net investment income	4.12%[3]	4.44%	5.31%	5.50%	7.28%	6.21%

Supplemental data:
Net assets, end of period (000’s)	$381,133	$565,819	$407,716	$562,336	$226,914	$680,169
Portfolio turnover rate	109%	181%	90%	188%	95%	56%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.	141

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,		Period ended
	June 30, 2012			December 31
UBS Global Corporate Bond Relationship Fund	(unaudited)	2011	2010	2009[3]

Net asset value, beginning of period	$11.2295	$10.8606	$10.1089	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.2272	0.4871	0.4721	0.1007
Net realized and unrealized gain (loss)	0.3408	(0.1182)	0.2796	0.0082

Total income from investment operations	0.5680	0.3689	0.7517	0.1089

Net asset value, end of period	$11.7975	$11.2295	$10.8606	$10.1089

Total investment return[2]	5.06%	3.40%	7.44%	1.09%

Ratios to average net assets:
Expenses before expense reimbursement	0.1826%[4]	0.1839%	0.1218%	0.2362%[4]
Expenses after expense reimbursement	0.1826%[4]	0.1839%	0.1218%	0.2000%[4]
Net investment income	3.94%[4]	4.39%	4.45%	3.93%[4]

Supplemental data:
Net assets, end of period (000’s)	$123,555	$193,654	$231,964	$257,428
Portfolio turnover rate	33%	74%	95%	96%

	Six months ended	Year ended December 31,
	June 30, 2012
UBS High Yield Relationship Fund	(unaudited)	2011	2010	2009	2008	2007

Net asset value, beginning of period	$27.1604	$26.5188	$23.1844	$16.6270	$21.7449	$21.1527

Income (loss) from investment operations:
Net investment income[1]	1.0437	2.2699	2.2978	2.1980	1.6945	1.5451
Net realized and unrealized gain (loss)	0.8098	(1.6283)	1.0366	4.3594	(6.8124)	(0.9529)

Total income (loss) from investment operations	1.8535	0.6416	3.3344	6.5574	(5.1179)	0.5922

Net asset value, end of period	$29.0139	$27.1604	$26.5188	$23.1844	$16.6270	$21.7449

Total investment return[2]	6.82%	2.42%	14.44%	39.17%	(23.41)%	2.77%

Ratios to average net assets:
Expenses	0.1263%[4]	0.1289%	0.1057%	0.1053%	0.0812%	0.0869%
Net investment income	7.38%[4]	8.35%	9.28%	11.57%	8.45%	7.12%

Supplemental data:
Net assets, end of period (000’s)	$225,331	$263,202	$406,463	$344,046	$459,460	$396,880
Portfolio turnover rate	23%	60%	73%	126%	84%	70%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period September 30, 2009 (commencement of operations) to December 31, 2009.
[4]	Annualized.

142

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,
UBS Opportunistic Emerging Markets	June 30, 2012
Debt Relationship Fund	(unaudited)	2011	2010	2009	2008	2007

Net asset value, beginning of period	$17.5654	$16.6076	$13.8811	$8.6470	$11.9738	$10.9901

Income (loss) from investment operations:
Net investment income[1]	0.5651	0.8792	1.1031	1.0605	1.2614	0.8397
Net realized and unrealized gain (loss)	0.2670	0.0786	1.6234	4.1736	(4.5882)	0.1440

Total income (loss) from investment operations	0.8321	0.9578	2.7265	5.2341	(3.3268)	0.9837

Net asset value, end of period	$18.3975	$17.5654	$16.6076	$13.8811	$8.6470	$11.9738

Total investment return[2]	4.73%	5.80%	19.61%	60.82%	(27.91)%	8.92%

Ratios to average net assets:
Expenses before expense reimbursement	1.8762%[3]	1.2421%	1.0598%	1.3068%	0.5194%	0.3077%
Expenses after expense reimbursement	0.5000%[3]	0.5000%	0.5000%	0.5000%	0.5000%	0.3077%
Net investment income	6.20%[3]	5.15%	7.33%	8.68%	10.83%	7.18%

Supplemental data:
Net assets, end of period (000’s)	$12,925	$15,878	$25,526	$35,543	$17,617	$95,608
Portfolio turnover rate	21%	86%	72%	179%	15%	65%

	Six months ended	Year ended December 31,
	June 30, 2012
UBS Cash Management Prime Relationship Fund	(unaudited)	2011	2010	2009	2008	2007

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[1]	0.001	0.002	0.002	0.005	0.026	0.052

Distributions from:
Net investment income	(0.001)	(0.002)	(0.002)	(0.005)	(0.026)	(0.052)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.08%	0.15%	0.21%	0.57%	2.71%	5.34%

Ratios to average net assets:
Expenses before expense reimbursement	0.0497%[3]	0.0594%	0.0645%	0.0763%	0.0533%	0.0264%
Expenses after expense reimbursement	0.0400%[3]	0.0400%	0.0400%	0.0314%	0.0100%	0.0100%
Net investment income	0.15%[3]	0.15%	0.21%	0.55%	2.80%	5.21%

Supplemental data:
Net assets, end of period (000’s)	$920,237	$560,182	$619,798	$681,160	$400,956	$736,044

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions, if any, or the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.	143

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended	Year ended December 31,				Period ended
UBS U.S. Treasury Inflation Protected	June 30, 2012					December 31,
Securities Relationship Fund	(unaudited)	2011	2010	2009	2008	2007[3]

Net asset value, beginning of period	$14.8163	$12.9000	$12.0337	$10.9011	$10.7690	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.2280	0.4970	0.3256	0.0902	0.3295	0.1763
Net realized and unrealized gain (loss)	0.4286	1.4193	0.5407	1.0424	(0.1974)	0.5927

Total income from investment operations	0.6566	1.9163	0.8663	1.1326	0.1321	0.7690

Net asset value, end of period	$15.4729	$14.8163	$12.9000	$12.0337	$10.9011	$10.7690

Total investment return[2]	4.44%	14.87%	7.18%	10.39%	1.23%	7.69%

Ratios to average net assets:
Expenses before expense reimbursement	0.2377%[4]	0.2194%	1.4431%	1.2938%	1.3381%	4.7333%[4]
Expenses after expense reimbursement	0.1000%[4]	0.1000%	0.1000%	0.0755%	0.0475%	0.0475%[4]
Net investment income	3.02%[4]	3.61%	2.59%	0.80%	3.00%	3.92%[4]

Supplemental data:
Net assets, end of period (000’s)	$105,734	$98,227	$65,846	$11,985	$29,083	$5,385
Portfolio turnover rate	57%	273%	307%	337%	418%	31%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period July 27, 2007 (commencement of operations) to December 31, 2007.
[4]	Annualized.

144	See accompanying notes to financial statements.

UBS Relationship Funds
Notes to financial statements (unaudited)

1. Organization and significant accounting policies
UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The thirteen series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Credit Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund, and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, which are non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

UBS Cash Management Prime Relationship Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments:  Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer

145

UBS Relationship Funds
Notes to financial statements (unaudited)

market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain securities and instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Funds’ net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Funds’ securities and instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities and instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security is valued at “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments of the UBS Cash Management Prime Relationship Fund are valued using the amortized cost method of valuation. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

146

UBS Relationship Funds
Notes to financial statements (unaudited)

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews, periodic internal audit reviews and annual review of securities valuations by the Funds’ independent auditors.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments.

These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

147

UBS Relationship Funds
Notes to financial statements (unaudited)

In April 2011, FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. While the new disclosures are effective for annual and interim periods beginning after December 15, 2011, management has determined that the Funds have not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011. At June 30, 2012, UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, and UBS International Equity Relationship Fund had $70,215,392, $209,690,178, $26,762,330, and $39,565,189, respectively, of securities and instruments classified as Level 2 pursuant to the use of the systematic fair valuation model. In addition, UBS Emerging Markets Equity Relationship Fund transferred a security from Level 1 to Level 2, with a value of $5,593,065, due to the valuation changing from an unadjusted quoted price on a US exchange to a valuation based primarily on the valuation of the shares of the company as traded on the Russian Exchange. The remaining Funds had no transfers between Level 1 and Level 2.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative

148

UBS Relationship Funds
Notes to financial statements (unaudited)

instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2012, except for forward foreign currency contracts for UBS International Equity Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, for which the average volumes during the six month period were greater than at period end. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for the Fund as of and for the six months ended June 30, 2012 is as follows:

Asset derivatives

		Foreign
		exchange
	Equity risk	risk	Total

UBS Global Securities Relationship Fund

Forward contracts[1]	$—	$3,042,463	$3,042,463

Futures contracts[2]	696,722	—	696,722

Total value	$696,722	$3,042,463	$3,739,185

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

		Foreign
		exchange
	Equity risk	risk	Total

UBS Global Securities Relationship Fund

Forward contracts[1]	$—	$(2,730,482)	$(2,730,482)

Futures contracts[2]	(102,604)	—	(102,604)

Total value	$(102,604)	$(2,730,482)	$(2,833,086)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

149

UBS Relationship Funds
Notes to financial statements (unaudited)

Activities in derivative instruments during the six months ended June 30, 2012, were as follows:

			Foreign
	Interest		exchange
	rate risk	Equity risk	risk	Total

UBS Global Securities Relationship Fund

Net realized gain (loss)[1]

Forward contracts	$—	$—	$1,024,365	$1,024,365

Futures contracts	(854,097)	5,904,678	—	5,050,581

Options purchased[3]	—	(1,763,594)	—	(1,763,594)

Options written	—	1,198,305	—	1,198,305

Total net realized gain (loss)	$(854,097)	$5,339,389	$1,024,365	$5,509,657

Change in net unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$(1,455,916)	$(1,455,916)

Futures contracts	218,173	771,077	—	989,250

Total change in net unrealized appreciation/depreciation	$218,173	$771,077	$(1,455,916)	$(466,666)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.
[3]	Realized gain (loss) is included in net realized gain (loss) on investments.

Asset derivatives

	Credit risk	Total

UBS Credit Bond Relationship Fund

Swap agreements[1]	$332,670	$332,670

Total value	$332,670	$332,670

[1]	Statement of assets and liabilities location: outstanding swap agreements, at value.

Liability derivatives

	Interest
	rate risk	Credit risk	Total

UBS Credit Bond Relationship Fund

Futures contracts[1]	$(100,084)	$—	$(100,084)

Swap agreements[2]	(4,690,177)	(132,807)	(4,822,984)

Total value	$(4,790,261)	$(132,807)	$(4,923,068)

[1]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.
[2]	Statement of assets and liabilities location: outstanding swap agreements, at value.

150

UBS Relationship Funds
Notes to financial statements (unaudited)

Activities in derivative instruments during the six months ended June 30, 2012, were as follows:

	Interest
	rate risk	Credit risk	Total

UBS Credit Bond Relationship Fund

Net realized gain[1]

Futures contracts	$(408,229)	$—	$(408,229)

Swap agreements	(256,424)	75,983	(180,441)

Total net realized gain	$(664,653)	$75,983	$(588,670)

Change in net unrealized appreciation/depreciation[2]

Futures contracts	$(374,411)	$—	$(374,411)

Swap agreements	(376,554)	(38,032)	(414,586)

Total change in net unrealized appreciation/depreciation	$(750,965)	$(38,032)	$(788,997)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts and swap agreements.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and swap agreements.

Asset derivatives

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Forward contracts[1]	$—	$—	$137,087	$137,087

Futures contracts[2]	61,822	—	—	61,822

Swap agreements[1]	—	643,032	—	643,032

Total value	$61,822	$643,032	$137,087	$841,941

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Forward contracts[1]	$—	$—	$(407,065)	$(407,065)

Futures contracts[2]	(81,197)	—	—	(81,197)

Swap agreements[1]	—	(548,105)	—	(548,105)

Total value	$(81,197)	$(548,105)	$(407,065)	$(1,036,367)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and outstanding swap agreements, at value.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

151

UBS Relationship Funds
Notes to financial statements (unaudited)

Activities in derivative instruments during the six months ended June 30, 2012, were as follows:

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Net realized gain (loss)[1]

Forward contracts	$—	$—	$2,014,064	$2,014,064

Futures contracts	(433,003)	—	—	(433,003)

Swap agreements	—	(587,043)	—	(587,043)

Total net realized gain (loss)	$(433,003)	$(587,043)	$2,014,064	$994,018

Change in net unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$(1,451,927)	$(1,451,927)

Futures contracts	43,536	—	—	43,536

Swap agreements	—	284,421	—	284,421

Total change in net unrealized appreciation/depreciation	$43,536	$284,421	$(1,451,927)	$(1,123,970)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

		Foreign
		exchange
	Credit risk	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Forward contracts[1]	$—	$31,552	$31,552

Options purchased[1]	—	37,176	37,176

Swap agreements[1]	64,287	89,265	153,552

Total value	$64,287	$157,993	$222,280

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

Liability derivatives

		Foreign
	Interest	exchange
	rate risk	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Forward contracts[1]	$—	$(109,203)	$(109,203)

Options written[1]	—	(24,101)	(24,101)

Swap agreements[1]	(12,284)	—	(12,284)

Total value	$(12,284)	$(133,304)	$(145,588)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.

152

UBS Relationship Funds
Notes to financial statements (unaudited)

Activities in derivative instruments during the six months ended June 30, 2012, were as follows:

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Net realized gain (loss)[1]

Forward contracts	$—	$—	$162,733	$162,733

Options purchased[3]	—	—	(188,713)	(188,713)

Options written	—	—	32,208	32,208

Swap agreements	10,229	12,121	(12,350)	10,000

Total net realized gain (loss)	$10,229	$12,121	$(6,122)	$16,228

Change in net unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$(199,627)	$(199,627)

Options purchased[3]	—	—	(2,548)	(2,548)

Options written	—	—	(353)	(353)

Swap agreements	(3,808)	10,505	43,062	49,759

Total change in net unrealized appreciation/depreciation	$(3,808)	$10,505	$(159,466)	$(152,769)

[1]	Statement of operations location: Net realized gain (loss) on options written, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on options written, swap agreements and forward foreign currency contracts.
[3]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.

Asset derivatives

	Interest
	rate risk	Total

UBS US Treasury Inflation Protected Securities Relationship Fund

Futures contracts[1]	$26,494	$26,494

Total value	$26,494	$26,494

[1]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest
	rate risk	Total

UBS US Treasury Inflation Protected Securities Relationship Fund

Futures contracts[1]	$(1,972)	$(1,972)

Swap agreements[2]	(5,115)	(5,115)

Total value	$(7,087)	$(7,087)

[1]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.
[2]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

UBS Relationship Funds
Notes to financial statements (unaudited)

Activities in derivative instruments during the six months ended June 30, 2012, were as follows:

	Interest
	rate risk	Total

UBS US Treasury Inflation Protected Securities Relationship Fund

Net realized gain[1]

Futures contracts	$294,895	$294,895

Total net realized gain	294,895	294,895

Change in net unrealized appreciation/depreciation[2]

Futures contracts	$22,663	$22,663

Swap agreements	(5,115)	(5,115)

Total change in net unrealized appreciation/depreciation	$17,548	$17,548

[1]	Statement of operations location: Net realized gain (loss) on futures contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and swap agreements.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contracts. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a

UBS Relationship Funds
Notes to financial statements (unaudited)

currency without purchasing securities denominated in that currency. A Fund may also use forward contracts with the intent of changing the relative exposure of the Fund’s portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance performance. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current market value is determined in the same manner as for other securities. At June 30, 2012, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to

UBS Relationship Funds
Notes to financial statements (unaudited)

protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on

UBS Relationship Funds
Notes to financial statements (unaudited)

credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of June 30, 2012 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” and “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

UBS Relationship Funds
Notes to financial statements (unaudited)

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M. Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular

UBS Relationship Funds
Notes to financial statements (unaudited)

custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

N. Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

O. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

Investments in bonds with ratings of BB (Standard & Poor’s Ratings Group) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

P. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund and UBS U.S. Large Cap Equity Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a

UBS Relationship Funds
Notes to financial statements (unaudited)

transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2012, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount

UBS Global Securities Relationship Fund	$6,391
UBS Small-Cap Equity Relationship Fund	16,241
UBS U.S. Equity Alpha Relationship Fund	663
UBS U.S. Large Cap Equity Relationship Fund	618

Q. Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $2,007,936 and $2,240,959 for the period ended June 30, 2012 and the year ended December 31, 2011, respectively.

2. Investment advisory and administration fees and other transactions with affiliates
UBS Global AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	0.2500
UBS International Equity Relationship Fund	0.2500
UBS Small-Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS Credit Bond Relationship Fund	0.1000
UBS Global Corporate Bond Relationship Fund	0.2000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Cash Management Prime Relationship Fund	0.0400
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.1000

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies), to the extent necessary so that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies), otherwise do not exceed the following percentage of average daily net assets.

Fund	Percent

UBS U.S. Equity Alpha Relationship Fund	0.1200%

UBS Relationship Funds
Notes to financial statements (unaudited)

At June 30, 2012, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	$14,800
UBS International Equity Relationship Fund	14,041
UBS Small-Cap Equity Relationship Fund	11,232
UBS U.S. Equity Alpha Relationship Fund	12,652
UBS U.S. Large Cap Equity Relationship Fund	15,677
UBS Opportunistic Emerging Markets Debt Relationship Fund	17,198
UBS Cash Management Prime Relationship Fund	3,738
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	11,598

During the period ended June 30, 2012, the Funds accrued expense reimbursements as follows:

Fund	Amount

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	$50,692
UBS International Equity Relationship Fund	83,400
UBS Small-Cap Equity Relationship Fund	67,287
UBS U.S. Equity Alpha Relationship Fund	57,064
UBS U.S. Large Cap Equity Relationship Fund	96,426
UBS Opportunistic Emerging Markets Debt Relationship Fund	100,762
UBS Cash Management Prime Relationship Fund	40,823
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	73,872

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Amounts relating to those investments for the period ended June 30, 2012 have been included near the end of each Fund’s Portfolio of investments.

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2012 have been included near the end of each Fund’s Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments for the period ended June 30, 2012 have been included near the end of each Fund’s Portfolio of investments.

UBS Relationship Funds
Notes to financial statements (unaudited)

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2012, were as follows:

Fund	Amount

UBS Global Securities Relationship Fund	$96
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	191

3. Securities lending
Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund and UBS Small-Cap Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in an affiliated investment company, which is included in the Fund’s Portfolio of investments. The value of loaned securities and related collateral outstanding at June 30, 2012 were as follows:

		Market value	Market value of
	Market value	of collateral	investments of
	of securities	received from	cash collateral
Fund	loaned	securities loaned	received

UBS Global Securities Relationship Fund	$1,415,489	$1,479,824	$1,479,824
UBS Small-Cap Equity Relationship Fund	660,390	677,547	677,547

4. Purchases and sales of securities
For the period ended June 30, 2012, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$318,275,905	$734,773,875
UBS Emerging Markets Equity Relationship Fund	212,049,086	160,903,704
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	30,834,754	160,857,681
UBS International Equity Relationship Fund	11,079,091	8,498,057
UBS Small-Cap Equity Relationship Fund	32,525,543	46,013,228
UBS U.S. Equity Alpha Relationship Fund	51,517,938	121,209,629
UBS U.S. Large Cap Equity Relationship Fund	13,226,315	12,347,005
UBS Credit Bond Relationship Fund	166,453,065	321,456,354
UBS Global Corporate Bond Relationship Fund	57,188,809	116,993,903
UBS High Yield Relationship Fund	48,865,052	95,615,944
UBS Opportunistic Emerging Markets Debt Relationship Fund	2,664,630	5,964,459

UBS Relationship Funds
Notes to financial statements (unaudited)

For the period ended June 30, 2012, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$128,604,359	$177,552,447
UBS Credit Bond Relationship Fund	406,511,749	434,933,790
UBS Global Corporate Bond Relationship Fund	—	8,118,852
UBS High Yield Relationship Fund	7,508,146	12,956,544
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	60,055,991	59,980,800

5. Federal income taxes
The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

As of and during the period ended June 30, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Partnership allocations
For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

UBS Relationship Funds
General information (unaudited)

Quarterly Form N-Q portfolio schedule
Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, UBS Cash Management Prime Relationship Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed UBS Cash Management Prime Relationship Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record
You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds
Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 7 and 8, 2012 (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 4, 2012, June 7, 2012 and June 8, 2012, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance. In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board

UBS Relationship Funds
Board approval of investment advisory agreements
(unaudited)

also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds’ performance during the past year. In reviewing the Lipper Reports, the Board noted that each Fund, except the UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund and UBS High Yield Relationship Fund, had appeared in one of the top three performance quintiles for the one-year performance period. At the Board’s request, the Advisor further addressed the performance data for the UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund and UBS High Yield Relationship Fund, each of which had appeared in one of the lower performance quintiles for the one-year performance period.

In explaining the performance of the UBS Global (ex-U.S.) All Cap Growth Relationship Fund over the past year, the Advisor noted that stock selection was the primary factor that contributed to the Fund’s relative underperformance as compared to its peer universe. The Advisor discussed the stock selection process for the UBS Global (ex-U.S.) All Cap Growth Relationship Fund and explained the steps the Advisor was taking to improve the Fund’s performance.

With respect to the performance of the UBS International Equity Relationship Fund over the past year, the Advisor stated that stock selection in certain sectors was the primary reason for the Fund’s underperformance compared to its peer universe. The Advisor discussed the UBS International Equity Relationship Fund’s stock selection process and stated that the Fund was well positioned in the next year to take advantage of attractively priced stocks that fit the Fund’s long-term investment focus. The Advisor also noted that, while the Fund underperformed relative to its peer universe for the one-year performance period, the Fund outperformed relative to its peer universe, appearing in one of the top two quintiles, for the other performance periods presented.

In explaining the performance of the UBS High Yield Relationship Fund for the one-year performance period, the Advisor noted that, while the Fund had a positive return, it underperformed relative to its peer universe. In explaining the factors that contributed to the UBS High Yield Relationship Fund’s relative underperformance compared to its peer universe for the one-year performance period, the Advisor noted that the Fund’s positioning within the financials sector and certain industrial subsectors were the major contributors to the Fund’s relative underperformance for the period. The Advisor also noted that the UBS High Yield Relationship Fund performed more in line with its peers for the other performance periods presented.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of the UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund and UBS High Yield Relationship Fund in comparison to their respective peers. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses. The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had the lowest total expenses in its respective Lipper peer group.

Profitability. In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that

UBS Relationship Funds
Board approval of investment advisory agreements
(unaudited)

the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019

S1107

Item 2.   Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.   Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.   Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.   Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 7, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	September 7, 2012